UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-05349

Goldman Sachs Trust

(Exact name of registrant as specified in charter)

71 South Wacker Drive, Chicago, Illinois 60606

(Address of principal executive offices) (Zip code)

Caroline Kraus, Esq.	Copies to:
Goldman, Sachs & Co.	Geoffrey R.T. Kenyon, Esq.
200 West Street	Dechert LLP
New York, New York 10282	100 Oliver Street
40th Floor
Boston, MA 02110-2605

(Name and address of agents for service)

Registrant’s telephone number, including area code: (312) 655-4400

Date of fiscal year end: December 31

Date of reporting period: June 30, 2014

ITEM 1.	REPORTS TO STOCKHOLDERS.

The Semi-Annual Report to Stockholders is filed herewith.

Goldman Sachs Funds

Semi-Annual Report	June 30, 2014

Fund of Funds Portfolios
Balanced Strategy
Equity Growth Strategy
Growth and Income Strategy
Growth Strategy
Satellite Strategies

Goldman Sachs Fund of Funds Portfolios

■	BALANCED STRATEGY

■	EQUITY GROWTH STRATEGY

■	GROWTH AND INCOME STRATEGY

■	GROWTH STRATEGY

■	SATELLITE STRATEGIES

TABLE OF CONTENTS

Principal Investment Strategies and Risks	1

Market Review	3

Investment Process	5

Portfolio Management Discussions and Performance Summaries	7

Schedules of Investments	32

Financial Statements	38

Financial Highlights	46

Notes to Financial Statements	56

Other Information	74

NOT FDIC-INSURED	May Lose Value	No Bank Guarantee

GOLDMAN SACHS FUND OF FUNDS PORTFOLIOS

Principal Investment Strategies and Risks

This is not a complete list of risks that may affect the Portfolios. For additional information concerning the risks applicable to the Portfolios, please see the Portfolios’ Prospectus.

The Goldman Sachs Balanced Strategy Portfolio invests in affiliated domestic and international fixed income and equity funds (“underlying funds”). The Portfolio’s investment in any of the underlying funds may exceed 25% of its assets. The Portfolio currently expects to invest a relatively significant percentage of its assets in the Goldman Sachs Short Duration Government, Goldman Sachs Global Income, Goldman Sachs Core Fixed Income, Goldman Sachs Large Cap Growth Insights, Goldman Sachs Large Cap Value Insights, and Goldman Sachs International Equity Insights Funds. The Portfolio is subject to the risk factors of the underlying funds in direct proportion to its investments in those underlying funds, and the ability of the Portfolio to meet its investment objective is directly related to the ability of the underlying funds to meet their investment objectives, as well as the allocation among those underlying funds by the Investment Adviser. An underlying fund is subject to the risks associated with its investments, including (as applicable) those associated with equity, fixed income, foreign and derivative investments generally. From time to time, the underlying funds in which the Portfolio invests, and the size of the investments in the underlying funds, may change. Because the Portfolio is subject to the underlying fund expenses as well as its own expenses, the cost of investing in the Portfolio may be higher than investing in a mutual fund that only invests directly in stocks and bonds.

The Goldman Sachs Equity Growth Strategy Portfolio invests substantially all of its assets in affiliated domestic and international equity funds (“underlying funds”). The Portfolio’s investment in any of the underlying funds may exceed 25% of its assets. The Portfolio currently expects to invest a relatively significant percentage of its assets in the Goldman Sachs Large Cap Growth Insights, Goldman Sachs Large Cap Value Insights, and Goldman Sachs International Equity Insights Funds. The Portfolio is subject to the risk factors of the underlying funds in direct proportion to its investments in those underlying funds, and the ability of the Portfolio to meet its investment objective is directly related to the ability of the underlying funds to meet their investment objectives, as well as the allocation among those underlying funds by the Investment Adviser. An underlying fund is subject to the risks associated with its investments, including (as applicable) those associated with equity, fixed income, foreign and derivative investments generally. From time to time, the underlying funds in which the Portfolio invests, and the size of the investments in the underlying funds, may change. Because the Portfolio is subject to the underlying fund expenses as well as its own expenses, the cost of investing in the Portfolio may be higher than investing in a mutual fund that only invests directly in stocks and bonds.

The Goldman Sachs Growth and Income Strategy Portfolio invests in affiliated domestic and international fixed income and equity funds (“underlying funds”). The Portfolio’s investment in any of the underlying funds may exceed 25% of its assets. The Portfolio currently expects to invest a relatively significant percentage of its assets in the Goldman Sachs Large Cap Growth Insights, Goldman Sachs Large Cap Value Insights, and Goldman Sachs International Equity Insights Funds, Goldman Sachs Core Fixed Income and Goldman Sachs Global Income Funds. The Portfolio is subject to the risk factors of the underlying funds in direct proportion to its investments in those underlying funds, and the ability of the Portfolio to meet its investment objective is directly related to the ability of the underlying funds to meet their investment objectives, as well as the allocation among those underlying funds by the Investment Adviser. An underlying fund is subject to the risks associated with its investments, including (as applicable) those associated with equity, fixed income, foreign and derivative investments generally. From time to time, the underlying funds in which the Portfolio invests, and the size of the investments in the underlying funds, may change. Because the Portfolio is subject to the underlying fund expenses as well as its own expenses, the cost of investing in the Portfolio may be higher than investing in a mutual fund that only invests directly in stocks and bonds.

GOLDMAN SACHS FUND OF FUNDS PORTFOLIOS

The Goldman Sachs Growth Strategy Portfolio invests in affiliated domestic and international fixed income and equity funds (“underlying funds”). The Portfolio’s investment in any of the underlying funds may exceed 25% of its assets. The Portfolio currently expects to invest a relatively significant percentage of its assets in the Goldman Sachs Large Cap Growth Insights, Goldman Sachs Large Cap Value Insights, and Goldman Sachs International Equity Insights Funds. The Portfolio is subject to the risk factors of the underlying funds in direct proportion to its investments in those underlying funds, and the ability of the Portfolio to meet its investment objective is directly related to the ability of the underlying funds to meet their investment objectives, as well as the allocation among those underlying funds by the Investment Adviser. An underlying fund is subject to the risks associated with its investments, including (as applicable) those associated with equity, fixed income, foreign and derivative investments generally. From time to time, the underlying funds in which the Portfolio invests, and the size of the investments in the underlying funds, may change. Because the Portfolio is subject to the underlying fund expenses as well as its own expenses, the cost of investing in the Portfolio may be higher than investing in a mutual fund that only invests directly in stocks and bonds.

The Goldman Sachs Satellite Strategies Portfolio invests primarily in affiliated fixed income and equity funds (“underlying funds”) which are considered to invest in satellite asset classes. Satellite asset classes are those that have traditionally had low correlations to traditional market exposures such as large capitalization equities and investment grade fixed income. The Portfolio’s investment in any of the underlying funds may exceed 25% of its assets. The Investment Adviser expects to invest relatively significant percentages in the following satellite equity asset classes: emerging markets equity, international small cap, U.S. and international real estate securities. The Investment Adviser may invest a relatively significant percentage in the following satellite fixed income asset classes: high yield, emerging markets debt and commodities. The Portfolio is subject to the risk factors of the underlying funds in direct proportion to its investments in those underlying funds, and the ability of the Portfolio to meet its investment objective is directly related to the ability of the underlying funds to meet their investment objectives, as well as the allocation among those underlying funds by the Investment Adviser. An underlying fund is subject to the risks associated with its investments, including (as applicable) those associated with equity, fixed income, foreign, commodity and derivative investments generally. From time to time, the underlying funds in which the Portfolio invests, and the size of the investments in the underlying funds, may change. Because the Portfolio is subject to the underlying fund expenses as well as its own expenses, the cost of investing in the Portfolio may be higher than investing in a mutual fund that only invests directly in stocks and bonds.

MARKET REVIEW

Fund of Funds Portfolios

Dear Shareholder:

This report provides an overview of regional and sector preferences of the Goldman Sachs Fund of Funds Portfolios (each, a “Portfolio,” and collectively, the “Portfolios”) during the six-month period ended June 30, 2014 (the “Reporting Period”).

Market Review

After a weak January 2014, U.S. and international equities rallied through the remainder of the six months ended June 30, 2014 (the “Reporting Period”). Global spread (non-government bond) sectors also generated positive, albeit more modest, returns, as intermediate-term and longer-term yields declined.

Equity Markets

In the U.S., economic data was slightly disappointing early in the Reporting Period. The housing market maintained its recovery, but the labor market remained weaker than expected. Additionally, fourth quarter 2013 U.S. Gross Domestic Product (“GDP”) was revised down to an annualized rate of 2.4% from 3.2% . The Federal Reserve (the “Fed”) reduced its asset purchases each month beginning in January 2014 and suggested a more hawkish stance in March 2014, dropping the threshold of 6.5% unemployment as a condition for raising interest rates. Fed Chair Yellen implied that interest rates could start to increase six months after the asset purchase program ends. Many U.S. corporate earnings announcements reflected top-line growth, though overall management guidance for 2014 was less optimistic than consensus. Meanwhile, in the first quarter of 2014, the Eurozone reported that its economy grew at a stronger than expected 0.5% year over year rate for the fourth quarter of 2013, and the European Commission raised its estimates for GDP growth to 1.2% for calendar year 2014 and to 1.8% for calendar year 2015. Based largely on such economic optimism, many European stock markets outperformed the broader international equities market in the first calendar quarter, despite some disappointing corporate earnings reports and conservative guidance from management and the potentially immediate threat of disinflation. Economic activity was also strong in Japan during the first quarter of 2014 ahead of the consumption tax hike on April 1, 2014. However, the Japanese equity market underperformed international equities in the first quarter of 2014 in part based on concerns that economic trends would be more difficult to assess ahead of the tax increase.

During the second calendar quarter, first quarter 2014 U.S. GDP was revised down to a contraction of 2.9%, largely due to disruption from severe winter weather. However, other economic data suggested the economy is improving. U.S. non-farm payrolls added 217,000 jobs in May 2014, and the national manufacturing Purchasing Managers Index (“PMI”), which rose to 56.4 in May 2014 from 55.4 in April 2014, showed the strongest reading in the past three months. In Europe, the U.K. equity market rose on an improving economic outlook, but many continental European stock markets declined in June 2014 amidst worries about deflation, disappointing European PMI data and the lowest reading in six months of the German Ifo Business Climate Index, a survey of German business confidence. In an effort to stimulate the European economy, the European Central Bank (“ECB”) cut interest rates by 10 basis points, which put deposit rates in negative territory, to promote lending. (A basis point is 1/100th of a percentage point.) In contrast, Japanese stocks rallied sharply into the end of the Reporting Period, as evidence suggested that underlying growth trends following the consumption tax increase were stronger than expected. In addition, it was publicly reported

MARKET REVIEW

late in the second quarter of 2014 that the tax increase in Japan had driven the biggest year over year increase in inflation in that nation in more than 20 years in April 2014.

Fixed Income Markets

In January 2014, when the Reporting Period began, global spread sectors performed well, as intermediate-term and longer-term yields fell on concerns about growth in the emerging markets and the condition of China’s banking system as well as on unusually cold weather and disappointing economic data in the U.S. As mentioned earlier, the Fed reduced its asset purchases each month beginning in January 2014 and suggested a more hawkish stance in March 2014, dropping the threshold of 6.5% unemployment as a condition for raising interest rates. In the Eurozone, the ECB restated its accommodative bias, dwelling less on recent positive economic data and more on potential downside risks to growth and inflation. Russia’s military presence in Ukraine and tensions over Crimea’s possible secession weighed heavily on that region’s markets. Russian assets took the brunt of the selloff, and the Russian central bank hiked interest rates to curb further currency depreciation. During March 2014, fixed income investors generally focused on headlines regarding events in Ukraine and the implementation of U.S. and European sanctions on Russia. Although the global manufacturing PMI dipped, it remained in solidly expansionary territory — led by continued strong activity in the U.S. and U.K. — with the notable exception of China, where production contracted by the sharpest degree since November 2011. In March 2014, after Fed Chair Yellen suggested interest rates could start to increase six months after the Fed’s asset purchase program ends, intermediate-term and longer-term yields edged up.

During the second calendar quarter, intermediate-term and longer-term yields resumed their decline, and global spread sectors rallied. In April 2014, the U.S. announced first quarter 2014 GDP growth of 0.1%, which was weaker than expected, but April 2014 U.S. nonfarm payrolls data came in above expectations. During May 2014, first calendar quarter GDP growth was revised downward to -1.0% and subsequently in June 2014 to -2.9% . However, economic data releases, such as auto sales, jobless claims and manufacturing activity, suggested a rebound was underway. This supported the view of some market participants that the first calendar quarter contraction might have been due to inclement winter weather and that economic growth could accelerate in the second quarter of 2014. As mentioned earlier, in the Eurozone, during June 2014, the ECB cut interest rates by 10 basis points, moving the deposit rate into negative territory for the first time in history. The ECB also announced it would be implementing additional liquidity measures targeted at stimulating lending. Meanwhile, the June 2014 global manufacturing PMI hit a four-month high, with the U.S. and the U.K. experiencing some of the largest manufacturing output growth.

GOLDMAN SACHS FUND OF FUNDS PORTFOLIOS

What Differentiates Goldman Sachs’

Approach to Asset Allocation?

We believe that strong investment results through asset allocation are best achieved through teams of experts working together on a global scale:

■	Goldman Sachs’ Quantitative Investment Strategies Team determines the strategic and quarterly tactical asset allocations. The team is comprised of over 70* professionals with significant academic and practitioner experience.

■	Goldman Sachs’ Portfolio Management Teams offer expert management of the mutual funds that are contained within each Asset Allocation Portfolio (each, a “Portfolio”). These same teams manage portfolios for institutional and high net worth investors.

Goldman Sachs Asset Allocation Investment Process

Quantitative Investment Strategies Team

Each Fund of Funds Portfolio represents a diversified global portfolio on the efficient frontier.† The Portfolios differ in their long-term objective, and therefore, their asset allocation mix. The long-term strategic asset allocation is the primary source of risk and the corresponding primary determinant of total return. It therefore represents an anchor, or neutral starting point, from which tactical asset allocation decisions are made.

Quantitative Investment Strategies Team

For each Portfolio, the strategic asset allocation is combined with a measured amount of tactical risk. Changing market conditions create opportunities to capitalize on investing in different countries and asset classes relative to others over time. Within each strategy, we shift assets away from the strategic allocation (over and underweighting certain asset classes and countries) to seek to benefit from changing conditions in global capital markets.

Using proprietary portfolio construction models to maintain each Portfolio’s original risk/ return profile over time, the team makes ten active decisions based on its current outlook on global equity, fixed income and currency markets.

■ Asset class selection	Are stocks, bonds or cash more attractive?
■ Regional equity selection	Are U.S. or non-U.S. equities more attractive?
■ Regional bond selection	Are U.S. or non-U.S. bonds more attractive?
■ U.S. equity style selection	Are U.S. value or U.S. growth equities more attractive?
■ U.S. equity size selection	Are U.S. large-cap or U.S. small-cap equities more attractive?
■ Emerging/developed equity selection	Are emerging or developed equities more attractive?

*As	of June 2014.

†Portfolios	on the efficient frontier are optimal in both the sense that they offer maximal expected return for some given level of risk and minimal risk for some given level of expected return. The efficient frontier is the line created from the risk-reward graph, comprised of optimal portfolios. The optimal portfolios plotted along the curve have the highest expected return possible for the given amount of risk.

GOLDMAN SACHS FUND OF FUNDS PORTFOLIOS

■ Developed equity country selection	Which international countries are more attractive?
■ Emerging equity country selection	Which emerging market countries are more attractive?
■ High yield selection	Are high yield or core fixed income securities more attractive?
■ Emerging/developed bond selection	Are emerging or developed bonds more attractive?

Mutual Fund Portfolio Management Teams

Each Portfolio is comprised of underlying Goldman Sachs Mutual Funds managed by broad, deep portfolio management teams. In addition to global tactical asset allocation, we seek to generate excess returns through security selection within each underlying mutual fund. Whether in the equity or fixed income arenas, these portfolio management teams share a commitment to firsthand fundamental research and seek performance driven by successful security selection.

PORTFOLIO RESULTS

Fund of Funds Portfolios – Asset Allocation

Investment Process and Principal Strategy

Each Portfolio seeks to achieve its investment objective by investing in a combination of underlying funds that currently exist or that may become available for investment in the future for which Goldman Sachs Asset Management (“GSAM”) or an affiliate, now or in the future, acts as investment adviser or principal underwriter (the “underlying funds”). Some of the Portfolios’ underlying funds invest primarily in fixed income or money market instruments, and some invest primarily in equity securities. Some underlying funds also invest dynamically across equity, fixed income, commodity and other markets through a managed-volatility or trend-following approach.

The investment adviser allows the Portfolios’ strategic targets to shift with their respective market returns but continues to adjust tactical tilts on a quarterly basis to reflect the investment adviser’s latest views. The investment adviser adjusts the overall asset allocation of the Portfolios based on current market conditions and the investment adviser’s economic and market forecasts.

Portfolio Management Discussion and Analysis

Below, the Goldman Sachs Quantitative Investment Strategies Team discusses the Portfolios’ performance and positioning for the six-month period ended June 30, 2014 (the “Reporting Period”).

Q	How did the Portfolios perform during the Reporting Period?

A	Goldman Sachs Balanced Strategy Portfolio — During the Reporting Period, the Balanced Strategy Portfolio’s Class A, B, C, Institutional, Service, IR and R Shares generated cumulative total returns of 4.33%, 3.99%, 3.93%, 4.62%, 4.36%, 4.47% and 4.31%, respectively. This compares to the 4.93% cumulative total return of the Portfolio’s blended benchmark, which is comprised 60% of the Barclays Global Aggregate Bond Index (Gross, USD, Hedged) (“Barclays Global Index”) and 40% of the Morgan Stanley Capital International (MSCI) All Country World Index (Gross, USD, Unhedged) (“MSCI® ACWI Index”), during the same period.

The components of the Portfolio’s blended benchmark, the Barclays Global Index and the MSCI® ACWI Index, generated cumulative total returns of 4.08% and 6.18%, respectively, during the same period.

Goldman Sachs Equity Growth Strategy Portfolio — During the Reporting Period, the Equity Growth Strategy Portfolio’s Class A, B, C, Institutional, Service, IR and R Shares generated cumulative total returns of 6.23%, 5.89%, 5.77%, 6.45%, 6.19%, 6.31% and 6.14%, respectively.

This compares to the 6.18% cumulative total return of the Portfolio’s benchmark, the MSCI® ACWI Index, during the same period.

Goldman Sachs Growth and Income Strategy Portfolio — During the Reporting Period, the Growth and Income Strategy Portfolio’s Class A, B, C, Institutional, Service, IR and R Shares generated cumulative total returns of 4.88%, 4.49%, 4.42%, 5.07%, 4.83%, 4.95% and 4.77%, respectively. This compares to the 5.35% cumulative total return of the Portfolio’s blended benchmark, which is comprised 40% of the Barclays Global Index and 60% of the MSCI® ACWI Index, during the same period.

The components of the Portfolio’s blended benchmarks, the Barclays Global Index and the MSCI® ACWI Index, generated cumulative total returns of 4.08% and 6.18%, respectively, during the same period.

Goldman Sachs Growth Strategy Portfolio — During the Reporting Period, the Growth Strategy Portfolio’s Class A, B, C, Institutional, Service, IR and R Shares generated cumulative total returns of 5.35%, 5.00%, 4.98%, 5.59%, 5.37%, 5.50% and 5.24%, respectively. This compares to the 5.77% cumulative total return of the Portfolio’s blended benchmark, which is comprised 80% of the MSCI® ACWI Index and 20% of the Barclays Global Index, during the same period.

The components of the Portfolio’s blended benchmarks, the Barclays Global Index and the MSCI® ACWI Index, generated cumulative total returns of 4.08% and 6.18%, respectively, during the same period.

PORTFOLIO RESULTS

Q	What key factors affected the Portfolios’ performance during the Reporting Period?

A	During the Reporting Period, the Portfolios generated positive absolute returns, with those having greater equity exposure performing more strongly. However, overall, with the exception of the Goldman Sachs Equity Growth Strategy Portfolio (our equity-only Portfolio), the Portfolios underperformed their respective blended benchmarks, largely as a result of our strategic, long-term asset allocation policy and the implementation of our quarterly tactical views. Security selection within the underlying funds added to the performance of each of the Portfolios.

Q	How did Global Tactical Asset Allocation decisions affect the Portfolios’ performance during the Reporting Period?

A	Although the Portfolios’ overweight in equities versus fixed income contributed positively to relative performance, the implementation of our quarterly tactical views detracted from the performance of the Portfolios during the Reporting Period.

Within equity allocations, underweight positions in U.S. value stocks versus U.S. growth stocks detracted from performance, especially during the first quarter of 2014 and particularly in those Portfolios with greater equity exposure. Overweight positions in U.S. small-cap stocks relative to U.S. large-cap stocks also dampened returns. On the positive side, overweight positions in U.S. equities versus international equities added to performance. Underweight positions in emerging markets equities versus developed markets equities also contributed positively.

Within fixed income allocations, underweight positions in local emerging markets debt relative to developed markets debt detracted from results. On the other hand, the Portfolios benefited from overweight positions in high yield corporate bonds versus investment grade corporate bonds. The impact of the Portfolios’ positioning in U.S. dollar denominated emerging markets debt (through which the Portfolios gain exposure to local currencies) versus developed markets debt was relatively neutral as was the effect of overweight positions in U.S. fixed income versus international fixed income.

Q	How did the Portfolios’ underlying funds perform relative to their respective benchmark indices during the Reporting Period?

A	Of the Portfolios’ underlying equity funds, the Goldman Sachs Large Cap Growth Insights Fund and the Goldman Sachs Large Cap Value Fund performed best relative to their respective benchmark indices. The Goldman Sachs Strategic Growth Fund underperformed its benchmark index most during the Reporting Period.

On the fixed income side, the Goldman Sachs Global Income Fund and the Goldman Sachs Core Fixed Income Fund outperformed their respective benchmark indices most. The Goldman Sachs Local Emerging Markets Debt Fund underperformed its benchmark index most during the Reporting Period.

Among alternative investment classes, all underlying funds underperformed their respective benchmark indices, with the Goldman Sachs International Real Estate Securities Fund underperforming its benchmark most during the Reporting Period.

Q	How did the Portfolios use derivatives and similar instruments during the Reporting Period?

A	The Portfolios do not directly invest in derivatives. However, some of the underlying funds used derivatives during the Reporting Period to apply their active investment views with greater versatility and to potentially afford greater risk management precision. As market conditions warranted during the Reporting Period, some of these underlying funds engaged in forward foreign currency exchange contracts, financial futures contracts, options, swap contracts and structured securities to attempt to enhance portfolio return and for hedging purposes.

Q	What changes did you make during the Reporting Period within both the equity and fixed income portions of the Portfolio?

A	Throughout the Reporting Period, we were bullish on equities versus fixed income in implementing our strategies.

Within equities, at the beginning of the Reporting Period, we were slightly bullish on U.S. stocks versus international stocks because of continued strong momentum, high risk premiums and a supportive macroeconomic environment for U.S. equities. We remained slightly bullish on U.S. stocks relative to international stocks during the first quarter of 2014 primarily due to continued strong momentum. In the second calendar quarter, we remained slightly bullish on U.S. stocks versus international stocks, largely because of continued strong momentum and supportive macroeconomic conditions in the U.S. Also, when the Reporting Period started, we were bullish on developed markets equities versus emerging markets equities because of attractive

PORTFOLIO RESULTS

relative valuations in developed markets equities. We became slightly less bullish during the first calendar quarter and then shifted to a modestly bullish view on emerging markets stocks versus developed markets stocks during the second calendar quarter due to supportive macroeconomic conditions in the emerging markets.

We implemented our country level views within the Goldman Sachs International Equity Insights Fund and the Goldman Sachs Emerging Markets Equity Insights Fund, which were underlying funds during the Reporting Period. Among developed markets equities at the end of the Reporting Period, we were bullish on Japan due to attractive valuations and high risk premiums. We were bullish on Norway because of strong investment flows and attractive valuations. We had a bearish view on Portugal given expensive valuations and low risk premiums. We were bearish on the Netherlands primarily due to weak momentum. Among emerging markets equities at the end of the Reporting Period, we favored Russia and China because of attractive valuations. We were bearish on Taiwan due to low risk premiums and bearish on Mexico as a result of expensive valuations.

Among U.S. equities, we began the Reporting Period bullish on growth stocks versus value stocks due to strong investor sentiment for growth stocks. In the first quarter of 2014, we adopted a neutral view on growth stocks versus value stocks because the high risk premiums of value stocks were offset by negative investor sentiment about growth stocks. During the second calendar quarter, we shifted our view from neutral to slightly bullish on value stocks relative to growth stocks because of positive sentiment for value stocks. We were neutral at the beginning of the Reporting Period on small-cap stocks relative to large-cap stocks as high risk premiums for small-cap stocks were offset by poor sentiment and less attractive valuations. During the first calendar quarter, we became slightly bullish on small-cap stocks versus large-cap stocks due to high risk premiums and positive sentiment for small-cap stocks. Although we continued to be bullish on small-cap stocks versus large-cap stocks during the second quarter of 2014, we moderated our view slightly because of high risk premiums for small-cap stocks.

Within fixed income, throughout the Reporting Period, we remained neutral on international fixed income versus U.S. fixed income. We were bullish on high yield bonds versus investment grade bonds when the Reporting Period began, growing more bullish during the first calendar quarter because of the relatively strong momentum and high risk premiums of high yield bonds. Although we slightly moderated our bullish view on high yield bonds versus investment grade bonds during the second calendar quarter, we remained bullish given the strong momentum of high yield bonds.

When the Reporting Period started, we held a bullish view on developed markets debt versus U.S. dollar denominated emerging markets debt due to strong momentum in developed markets debt. In the first calendar quarter, we became slightly bearish on developed markets debt versus U.S. dollar denominated emerging markets debt due to strong momentum in U.S. dollar denominated emerging markets debt. In the second calendar quarter, we became slightly bullish on U.S. dollar-denominated emerging markets debt versus developed market debt primarily because of strong momentum in U.S. dollar-denominated emerging markets debt.

At the beginning of the Reporting Period and through the first quarter 2014, we were bearish on local emerging markets debt versus developed markets debt primarily because of poor momentum for local emerging markets debt. During the second calendar quarter, we shifted to a slightly bullish view on local emerging markets debt relative to developed markets debt due to high risk premiums and supportive macroeconomic conditions for local emerging markets debt.

Q	What is the Portfolios’ tactical view and strategy for the months ahead?

A	Global equilibrium is the foundation of our strategic asset allocation process — that is, we believe that a globally-diversified portfolio of asset classes, weighted by their market capitalization, may provide economically intuitive, meaningful and balanced exposures to investment opportunities. We make 10 active decisions within the Portfolios based on our current outlook on global equity, fixed income and currency markets. On a quarterly basis, we shift assets away from the strategic allocation (tilting our positions in certain asset classes and countries from their longer-term, strategic weights) in an effort to benefit from changing conditions in global capital markets.

During the Reporting Period, we had introduced two new components to our strategic allocation — a managed futures trend-following strategy and an unconstrained fixed income strategy, both of which are implemented through two new underlying funds. The Goldman Sachs Managed Futures Strategy Fund seeks to profit from market trends while acting

PORTFOLIO RESULTS

as an overall portfolio diversifier. The Goldman Sachs Strategic Income Fund takes a dynamic, flexible approach to fixed income investing while potentially being less sensitive to future interest rate movements. Ultimately, we believe the inclusion of these two components can potentially provide a more diversified investment experience for investors. The ability to express our tactical asset allocation tilts will not be affected, and all Portfolios will be constructed to maintain the same overall risk profile as their respective benchmarks.

At the end of the Reporting Period, we remained bullish on equities relative to fixed income because of continued strong momentum in the global equities markets. We were slightly bullish on emerging markets equities versus developed markets equities, and we continued to be slightly bullish on U.S. equities versus international equities. Within U.S. equities, we had shifted our view from neutral to bullish on value stocks versus growth stocks and had moderated our bullish view on small-cap stocks versus large-cap stocks.

In fixed income at the end of the Reporting Period, we were neutral on international fixed income relative to U.S. fixed income. We had become slightly less bullish on high yield bonds relative to investment grade bonds. Also, we maintained our slightly bullish view on U.S. dollar denominated emerging markets debt versus developed markets debt and had shifted to a bullish view on local emerging markets debt versus developed markets debt.

FUND BASICS

Balanced Strategy

as of June 30, 2014

PERFORMANCE REVIEW
January 1, 2014–June 30, 2014	Portfolio Total Return (based on NAV)[1]	Balanced Strategy Composite Index[2]
Class A	4.33%	4.93%
Class B	3.99	4.93
Class C	3.93	4.93
Institutional	4.62	4.93
Service	4.36	4.93
Class IR	4.47	4.93
Class R	4.31	4.93

[1]	The net asset value (“NAV”) represents the net assets of the class of the Portfolio (ex-dividend) divided by the total number of shares of the class outstanding. The Portfolio’s performance assumes the reinvestment of dividends and other distributions. The Portfolio’s performance does not reflect the deduction of any applicable sales charges.

[2]	The Balanced Strategy Composite Index (“Balanced Composite”) is a composite representation prepared by the investment adviser of the performance of the Portfolio’s asset classes weighted according to their respective weightings in the Portfolio’s target range. The Balanced Composite is comprised of a blend of the Barclays Global Aggregate Bond Index (Gross, USD, Hedged) (“Barclays Global Index”) (60%) and the MSCI All Country World Index (Gross, USD, Unhedged) (“MSCI® ACWI Index”) (40%). The Barclays Global Index is an unmanaged index, provides a broad-based measure of the global investment grade fixed-rate debt markets and covers the most liquid portion of the global investment grade fixed-rate bond market, including government, credit and collateralized securities. The MSCI® ACWI Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets. The MSCI® ACWI Index consists of 45 country indices comprising 24 developed and 21 emerging market country indices. The developed market country indices included are: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Greece, Hong Kong, Ireland, Israel, Italy, Japan, Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, the United Kingdom and the United States. The emerging market country indices are: Brazil, Chile, China, Colombia, Czech Republic, Egypt, Hungary, India, Indonesia, Korea, Malaysia, Mexico, Morocco, Peru, Philippines, Poland, Russia, South Africa, Taiwan, Thailand, and Turkey. All index figures do not reflect any deduction for fees, expenses or taxes. It is not possible to invest directly in an unmanaged index.

The returns set forth in the table above represent past performance. Past performance does not guarantee future results. The Portfolio’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our web site at www.gsamfunds.com to obtain the most recent month-end returns. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.

FUND BASICS

STANDARDIZED TOTAL RETURNS[3]
For the period ended 6/30/14	One Year	Five Years	Ten Years	Since Inception	Inception Date
Class A	5.77%	7.38%	4.58%	4.46%	1/2/98
Class B	6.06	7.48	4.52	4.43	1/2/98
Class C	10.11	7.80	4.38	4.05	1/2/98
Institutional	12.40	9.05	5.60	5.24	1/2/98
Service	11.92	8.52	5.07	4.72	1/2/98
Class IR	12.20	8.86	N/A	3.77	11/30/07
Class R	11.74	8.37	N/A	3.29	11/30/07

[3]	The Standardized Total Returns are average annual total returns as of the most recent calendar quarter-end. They assume reinvestment of all distributions at NAV. These returns reflect a maximum initial sales charge of 5.5% for Class A Shares and the assumed contingent deferred sales charge for Class B Shares (5% maximum declining to 0% after six years) and the assumed contingent deferred sales charge for Class C Shares (1% if redeemed within 12 months of purchase). Because Institutional, Service, Class IR and Class R Shares do not involve a sales charge, such a charge is not applied to their Standardized Total Returns. The Portfolio’s Class B Shares are no longer available for purchase by new or existing shareholders (although current Class B shareholders may continue to reinvest income and capital gains distributions into Class B Shares, and Class B shareholders may continue to exchange their shares for Class B Shares of certain other Goldman Sachs Funds).

The returns set forth in the table above represent past performance. Past performance does not guarantee future results. The Portfolio’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our web site at www.gsamfunds.com to obtain the most recent month-end returns. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.

EXPENSE RATIOS[4]
	Net Expense Ratio (Current)	Gross Expense Ratio (Before Waivers)
Class A	1.37%	1.42%
Class B	2.11	2.17
Class C	2.11	2.17
Institutional	0.97	1.02
Service	1.46	1.52
Class IR	1.12	1.17
Class R	1.61	1.67

[4]	The expense ratios of the Portfolio, both current (net of applicable fee waivers and/or expense limitations) and before waivers (gross of applicable fee waivers and/or expense limitations) are as set forth above according to the most recent publicly available Prospectus for the Portfolio and may differ from the expense ratios disclosed in the Financial Highlights in this report. The Portfolio’s waivers and/or expense limitations will remain in place through at least April 30, 2015, and prior to such date the Investment Adviser may not terminate the arrangements without the approval of the Portfolio’s Board of Trustees. If these arrangements are discontinued in the future, the expense ratios may change without shareholder approval.

FUND BASICS

[5]	The tactical fund weightings are set at the beginning of each calendar quarter. The weighting in the chart above reflects the allocations from March 31, 2014 to June 30, 2014. Actual Fund weighting in the Asset Allocation Portfolios may differ from the figures shown above due to rounding, differences in returns of the Underlying Funds, or both. The above figures are not indicative of future allocations.

[6]	Strategic allocation is the process of determining the areas of the global markets in which to invest, and in what long-term proportion, for each Fund. Our global approach attempts to generate strong long-term returns across geographies and asset classes, and is determined through a careful review of market opportunities and risk/return tradeoffs. It is rebalanced annually. On a quarterly basis, we shift assets around the strategic allocation, over and under-weighting asset classes and countries relative to the neutral starting point, seeking to benefit from changing short-term conditions in global capital markets. This is called tactical asset allocation.

FUND BASICS

OVERALL UNDERLYING FUND WEIGHTINGS[7]
Percentage of Net Assets

[7]	The Portfolio is actively managed and, as such, its composition may differ over time. The percentage shown for each underlying fund reflects the value of that underlying fund as a percentage of net assets of the Portfolio. Short-term investments represent repurchase agreements. Figures in the above graph may not sum to 100% due to rounding and/or the exclusion of other assets and liabilities.

FUND BASICS

Equity Growth Strategy

as of June 30, 2014

PERFORMANCE REVIEW
January 1, 2014–June 30, 2014	Portfolio Total Return (based on NAV)[1]	MSCI® All Country World Index (Gross, USD, Unhedged)[2]
Class A	6.23%	6.18%
Class B	5.89	6.18
Class C	5.77	6.18
Institutional	6.45	6.18
Service	6.19	6.18
Class IR	6.31	6.18
Class R	6.14	6.18

[1]	The net asset value (“NAV”) represents the net assets of the class of the Portfolio (ex-dividend) divided by the total number of shares of the class outstanding. The Portfolio’s performance assumes the reinvestment of dividends and other distributions. The Portfolio’s performance does not reflect the deduction of any applicable sales charges.

[2]	The Portfolio’s Index is the MSCI All Country World Index (Gross, USD, Unhedged) (“MSCI® ACWI Index”). The MSCI® ACWI Index figures do not reflect any deduction for fees, expenses or taxes. The MSCI® ACWI Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets. The MSCI® ACWI Index consists of 45 country indices comprising 24 developed and 21 emerging market country indices. The developed market country indices included are: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Greece, Hong Kong, Ireland, Israel, Italy, Japan, Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, the United Kingdom and the United States. The emerging market country indices are: Brazil, Chile, China, Colombia, Czech Republic, Egypt, Hungary, India, Indonesia, Korea, Malaysia, Mexico, Morocco, Peru, Philippines, Poland, Russia, South Africa, Taiwan, Thailand, and Turkey. All index figures do not reflect any deduction for fees, expenses or taxes. It is not possible to invest directly in an unmanaged index.

The returns set forth in the table above represent past performance. Past performance does not guarantee future results. The Portfolio’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our web site at www.gsamfunds.com to obtain the most recent month-end returns. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.

FUND BASICS

STANDARDIZED TOTAL RETURNS[3]
For the period ended 6/30/14	One Year	Five Years	Ten Years	Since Inception	Inception Date
Class A	16.53%	13.10%	6.05%	4.62%	1/2/98
Class B	17.45	13.26	5.99	4.59	1/2/98
Class C	21.38	13.52	5.85	4.21	1/2/98
Institutional	23.91	14.83	7.07	5.37	1/2/98
Service	23.22	14.26	6.53	4.87	1/2/98
Class IR	23.60	14.69	N/A	2.66	11/30/07
Class R	23.01	14.18	N/A	2.22	11/30/07

[3]	The Standardized Total Returns are average annual total returns as of the most recent calendar quarter-end. They assume reinvestment of all distributions at NAV. These returns reflect a maximum initial sales charge of 5.5% for Class A Shares and the assumed contingent deferred sales charge for Class B Shares (5% maximum declining to 0% after six years) and the assumed contingent deferred sales charge for Class C Shares (1% if redeemed within 12 months of purchase). Because Institutional, Service, Class IR and Class R Shares do not involve a sales charge, such a charge is not applied to their Standardized Total Returns. The Portfolio’s Class B Shares are no longer available for purchase by new or existing shareholders (although current Class B shareholders may continue to reinvest income and capital gains distributions into Class B Shares, and Class B shareholders may continue to exchange their shares for Class B Shares of certain other Goldman Sachs Funds).

The returns set forth in the table above represent past performance. Past performance does not guarantee future results. The Portfolio’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our web site at www.gsamfunds.com to obtain the most recent month-end returns. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.

EXPENSE RATIOS[4]
	Net Expense Ratio (Current)	Gross Expense Ratio (Before Waivers)
Class A	1.41%	1.49%
Class B	2.16	2.24
Class C	2.16	2.24
Institutional	1.01	1.09
Service	1.51	1.59
Class IR	1.16	1.24
Class R	1.65	1.74

[4]	The expense ratios of the Portfolio, both current (net of applicable fee waivers and/or expense limitations) and before waivers (gross of applicable fee waivers and/or expense limitations) are as set forth above according to the most recent publicly available Prospectus for the Portfolio and may differ from the expense ratios disclosed in the Financial Highlights in this report. The Portfolio’s waivers and/or expense limitations will remain in place through at least April 30, 2015, and prior to such date the Investment Adviser may not terminate the arrangements without the approval of the Portfolio’s Board of Trustees. If these arrangements are discontinued in the future, the expense ratios may change without shareholder approval.

FUND BASICS

[5]	The tactical fund weightings are set at the beginning of each calendar quarter. The weighting in the chart above reflects the allocations from March 31, 2014 to June 30, 2014. Actual Fund weighting in the Asset Allocation Portfolios may differ from the figures shown above due to rounding, differences in returns of the Underlying Funds, or both. The above figures are not indicative of future allocations.

[6]	Strategic allocation is the process of determining the areas of the global markets in which to invest, and in what long-term proportion, for each Fund. Our global approach attempts to generate strong long-term returns across geographies and asset classes, and is determined through a careful review of market opportunities and risk/return tradeoffs. It is rebalanced annually. On a quarterly basis, we shift assets around the strategic allocation, over and under-weighting asset classes and countries relative to the neutral starting point, seeking to benefit from changing short-term conditions in global capital markets. This is called tactical asset allocation.

FUND BASICS

OVERALL UNDERLYING FUND WEIGHTINGS[7]
Percentage of Net Assets

[7]	The Portfolio is actively managed and, as such, its composition may differ over time. The percentage shown for each underlying fund reflects the value of that underlying fund as a percentage of net assets of the Portfolio. Figures in the above graph may not sum to 100% due to rounding and/or the exclusion of other assets and liabilities.

FUND BASICS

Growth and Income Strategy

as of June 30, 2014

PERFORMANCE REVIEW
January 1, 2014–June 30, 2014	Portfolio Total Return (based on NAV)[1]	Growth and Income Strategy Composite Index[2]
Class A	4.88%	5.35%
Class B	4.49	5.35
Class C	4.42	5.35
Institutional	5.07	5.35
Service	4.83	5.35
Class IR	4.95	5.35
Class R	4.77	5.35

[1]	The net asset value (“NAV”) represents the net assets of the class of the Portfolio (ex-dividend) divided by the total number of shares of the class outstanding. The Portfolio’s performance assumes the reinvestment of dividends and other distributions. The Portfolio’s performance does not reflect the deduction of any applicable sales charges.

[2]	The Growth and Income Strategy Composite Index (“Growth and Income Composite”) is a composite representation prepared by the investment adviser of the performance of the Portfolio’s asset classes weighted according to their respective weightings in the Portfolio’s target range. The Growth and Income Composite is comprised of a blend of the Barclays Global Aggregate Bond Index (Gross, USD, Hedged) (“Barclays Global Index”) (40%) and the MSCI All Country World Index (Gross, USD, Unhedged) (“MSCI® ACWI Index”) (60%). The Growth and Income Composite figures do not reflect any deduction for fees, expenses or taxes. The Barclays Global Index is an unmanaged index, provides a broad-based measure of the global investment-grade fixed-rate debt markets and covers the most liquid portion of the global investment grade fixed-rate bond market, including government, credit and collateralized securities. The MSCI® ACWI Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets. The MSCI® ACWI Index consists of 45 country indices comprising 24 developed and 21 emerging market country indices. The developed market country indices included are: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Greece, Hong Kong, Ireland, Israel, Italy, Japan, Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, the United Kingdom and the United States. The emerging market country indices are: Brazil, Chile, China, Colombia, Czech Republic, Egypt, Hungary, India, Indonesia, Korea, Malaysia, Mexico, Morocco, Peru, Philippines, Poland, Russia, South Africa, Taiwan, Thailand, and Turkey. All index figures do not reflect any deduction for fees, expenses or taxes. It is not possible to invest directly in an unmanaged index.

The returns set forth in the table above represent past performance. Past performance does not guarantee future results. The Portfolio’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our web site at www.gsamfunds.com to obtain the most recent month-end returns. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.

FUND BASICS

STANDARDIZED TOTAL RETURNS[3]
For the period ended 6/30/14	One Year	Five Years	Ten Years	Since Inception	Inception Date
Class A	9.39%	9.60%	5.13%	4.72%	1/2/98
Class B	9.79	9.70	5.07	4.69	1/2/98
Class C	13.83	10.01	4.93	4.29	1/2/98
Institutional	16.25	11.29	6.14	5.50	1/2/98
Service	15.60	10.73	5.62	4.97	1/2/98
Class IR	16.01	11.06	N/A	3.06	11/30/07
Class R	15.40	10.58	N/A	2.60	11/30/07

[3]	The Standardized Total Returns are average annual total returns as of the most recent calendar quarter-end. They assume reinvestment of all distributions at NAV. These returns reflect a maximum initial sales charge of 5.5% for Class A Shares and the assumed contingent deferred sales charge for Class B Shares (5% maximum declining to 0% after six years) and the assumed contingent deferred sales charge for Class C Shares (1% if redeemed within 12 months of purchase). Because Institutional, Service, Class IR and Class R Shares do not involve a sales charge, such a charge is not applied to their Standardized Total Returns. The Portfolio’s Class B Shares are no longer available for purchase by new or existing shareholders (although current Class B shareholders may continue to reinvest income and capital gains distributions into Class B Shares, and Class B shareholders may continue to exchange their shares for Class B Shares of certain other Goldman Sachs Funds).

The returns set forth in the table above represent past performance. Past performance does not guarantee future results. The Portfolio’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our web site at www.gsamfunds.com to obtain the most recent month-end returns. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.

EXPENSE RATIOS[4]
	Net Expense Ratio (Current)	Gross Expense Ratio (Before Waivers)
Class A	1.39%	1.42%
Class B	2.13	2.17
Class C	2.13	2.17
Institutional	0.99	1.02
Service	1.49	1.52
Class IR	1.14	1.17
Class R	1.64	1.67

[4]	The expense ratios of the Portfolio, both current (net of applicable fee waivers and/or expense limitations) and before waivers (gross of applicable fee waivers and/or expense limitations) are as set forth above according to the most recent publicly available Prospectus for the Portfolio and may differ from the expense ratios disclosed in the Financial Highlights in this report. The Portfolio’s waivers and/or expense limitations will remain in place through at least April 30, 2015, and prior to such date the Investment Adviser may not terminate the arrangements without the approval of the Portfolio’s Board of Trustees. If these arrangements are discontinued in the future, the expense ratios may change without shareholder approval.

FUND BASICS

[5]	The tactical fund weightings are set at the beginning of each calendar quarter. The weighting in the chart above reflects the allocations from March 31, 2014 to June 30, 2014. Actual Fund weighting in the Asset Allocation Portfolios may differ from the figures shown above due to rounding, differences in returns of the Underlying Funds, or both. The above figures are not indicative of future allocations.

[6]	Strategic allocation is the process of determining the areas of the global markets in which to invest, and in what long-term proportion, for each Fund. Our global approach attempts to generate strong long-term returns across geographies and asset classes, and is determined through a careful review of market opportunities and risk/return tradeoffs. It is rebalanced annually. On a quarterly basis, we shift assets around the strategic allocation, over and under-weighting asset classes and countries relative to the neutral starting point, seeking to benefit from changing short-term conditions in global capital markets. This is called tactical asset allocation.

FUND BASICS

OVERALL UNDERLYING FUND WEIGHTINGS[7]
Percentage of Net Assets

[7]	The Portfolio is actively managed and, as such, its composition may differ over time. The percentage shown for each underlying fund reflects the value of that underlying fund as a percentage of net assets of the Portfolio. Short-term investments represent repurchase agreements. Figures in the above graph may not sum to 100% due to rounding and/or the exclusion of other assets and liabilities.

FUND BASICS

Growth Strategy

as of June 30, 2014

PERFORMANCE REVIEW
January 1, 2014–June 30, 2014	Portfolio Total Return (based on NAV)[1]	Growth Strategy Composite Index[2]
Class A	5.35%	5.77%
Class B	5.00	5.77
Class C	4.98	5.77
Institutional	5.59	5.77
Service	5.37	5.77
Class IR	5.50	5.77
Class R	5.24	5.77

[1]	The net asset value (“NAV”) represents the net assets of the class of the Portfolio (ex-dividend) divided by the total number of shares of the class outstanding. The Portfolio’s performance assumes the reinvestment of dividends and other distributions. The Portfolio’s performance does not reflect the deduction of any applicable sales charges.

[2]	The Growth Strategy Composite Index (“Growth Composite”) is a composite representation prepared by the investment adviser of the performance of the Portfolio’s asset classes weighted according to their respective weightings in the Portfolio’s target range. The Growth Composite is comprised of a blend of the Barclays Global Aggregate Bond Index (Gross, USD, Hedged) (“Barclays Global Index”) (20%) and the MSCI All Country World Index (Gross, USD, Unhedged) (“MSCI® ACWI Index “) (80%). The Growth Strategy Composite figures do not reflect any deduction for fees, expenses or taxes. The Barclays Global Index is an unmanaged index, provides a broad-based measure of the global investment-grade fixed-rate debt markets and covers the most liquid portion of the global investment grade fixed-rate bond market, including government, credit and collateralized securities. The MSCI® ACWI Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets. The MSCI® ACWI Index consists of 45 country indices comprising 24 developed and 21 emerging market country indices. The developed market country indices included are: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Greece, Hong Kong, Ireland, Israel, Italy, Japan, Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, the United Kingdom and the United States. The emerging market country indices are: Brazil, Chile, China, Colombia, Czech Republic, Egypt, Hungary, India, Indonesia, Korea, Malaysia, Mexico, Morocco, Peru, Philippines, Poland, Russia, South Africa, Taiwan, Thailand, and Turkey. All index figures do not reflect any deduction for fees, expenses or taxes. It is not possible to invest directly in an unmanaged index.

The returns set forth in the table above represent past performance. Past performance does not guarantee future results. The Portfolio’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our web site at www.gsamfunds.com to obtain the most recent month-end returns. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.

FUND BASICS

STANDARDIZED TOTAL RETURNS[3]
For the period ended 6/30/14	One Year	Five Years	Ten Years	Since Inception	Inception Date
Class A	12.89%	11.27%	5.24%	4.40%	1/2/98
Class B	13.59	11.44	5.18	4.38	1/2/98
Class C	17.59	11.71	5.05	3.99	1/2/98
Institutional	19.91	13.00	6.26	5.18	1/2/98
Service	19.34	12.44	5.74	4.65	1/2/98
Class IR	19.69	12.84	N/A	2.41	11/30/07
Class R	19.15	12.25	N/A	1.91	11/30/07

[3]	The Standardized Total Returns are average annual total returns as of the most recent calendar quarter-end. They assume reinvestment of all distributions at NAV. These returns reflect a maximum initial sales charge of 5.5% for Class A Shares and the assumed contingent deferred sales charge for Class B Shares (5% maximum declining to 0% after six years) and the assumed contingent deferred sales charge for Class C Shares (1% if redeemed within 12 months of purchase). Because Institutional, Service, Class IR and Class R Shares do not involve a sales charge, such a charge is not applied to their Standardized Total Returns. The Portfolio’s Class B Shares are no longer available for purchase by new or existing shareholders (although current Class B shareholders may continue to reinvest income and capital gains distributions into Class B Shares, and Class B shareholders may continue to exchange their shares for Class B Shares of certain other Goldman Sachs Funds).

The returns represent past performance. Past performance does not guarantee future results. The Portfolio’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.

EXPENSE RATIOS[4]
	Net Expense Ratio (Current)	Gross Expense Ratio (Before Waivers)
Class A	1.41%	1.45%
Class B	2.16	2.20
Class C	2.16	2.20
Institutional	1.01	1.05
Service	1.51	1.55
Class IR	1.16	1.20
Class R	1.66	1.70

[4]	The expense ratios of the Portfolio, both current (net of applicable fee waivers and/or expense limitations) and before waivers (gross of applicable fee waivers and/or expense limitations) are as set forth above according to the most recent publicly available Prospectus for the Portfolio and may differ from the expense ratios disclosed in the Financial Highlights in this report. The Portfolio’s waivers and/or expense limitations will remain in place through at least April 30, 2015, and prior to such date the Investment Adviser may not terminate the arrangements without the approval of the Portfolio’s Board of Trustees. If these arrangements are discontinued in the future, the expense ratios may change without shareholder approval.

FUND BASICS

[5]	The tactical fund weightings are set at the beginning of each calendar quarter. The weighting in the chart above reflects the allocations from March 31, 2014 to June 30, 2014. Actual Fund weighting in the Asset Allocation Portfolios may differ from the figures shown above due to rounding, differences in returns of the Underlying Funds, or both. The above figures are not indicative of future allocations.

[6]	Strategic allocation is the process of determining the areas of the global markets in which to invest, and in what long-term proportion, for each Fund. Our global approach attempts to generate strong long-term returns across geographies and asset classes, and is determined through a careful review of market opportunities and risk/return tradeoffs. It is rebalanced annually. On a quarterly basis, we shift assets around the strategic allocation, over and under-weighting asset classes and countries relative to the neutral starting point, seeking to benefit from changing short-term conditions in global capital markets. This is called tactical asset allocation.

FUND BASICS

OVERALL UNDERLYING FUND WEIGHTINGS[7]
Percentage of Net Assets

[7]	The Portfolio is actively managed and, as such, its composition may differ over time. The percentage shown for each underlying fund reflects the value of that underlying fund as a percentage of net assets of the Portfolio. Short-term investments represent repurchase agreements. Figures in the above graph may not sum to 100% due to rounding and/or the exclusion of other assets and liabilities.

PORTFOLIO RESULTS

Goldman Sachs Satellite Strategies Portfolio

Investment Process and Principal Strategy

The Portfolio seeks to achieve its investment objective by investing in a combination of underlying funds that currently exist or that may become available for investment in the future for which Goldman Sachs Asset Management (“GSAM”) or an affiliate, now or in the future, acts as investment adviser or principal underwriter (the “underlying funds”). Some of the Portfolios’ underlying funds invest primarily in fixed income or money market instruments, and some invest primarily in equity securities.

The Portfolio invests assets in a strategic mix of underlying funds, which the investment adviser considers to be invested in satellite asset classes. Satellite asset classes are those that historically have lower correlations to traditional market exposures such as large cap equities and investment grade fixed income. The investment adviser allows strategic targets to shift with their respective market returns but adjusts the overall asset allocation of the Portfolio based on current market conditions and the investment adviser’s economic and market forecasts.

Portfolio Management Discussion and Analysis

Effective May 16, 2014, the Goldman Sachs Income Strategies Portfolio was merged into the Goldman Sachs Satellite Strategies Portfolio. The reorganization was recommended by Goldman Sachs Asset Management International in connection with an effort to optimize the Goldman Sachs Funds and eliminate overlapping products. The Goldman Sachs Satellite Strategies Portfolio acquired all of the assets of the Goldman Sachs Income Strategies Portfolio — which totaled approximately $26.4 million as of May 16, 2014 — and the Goldman Sachs Income Strategies Portfolio was subsequently liquidated and shareholders of the Goldman Sachs Income Strategies Portfolio became shareholders of the Goldman Sachs Satellite Strategies Portfolio. Below, the Goldman Sachs Quantitative Investment Strategies Team discusses the Goldman Sachs Satellite Strategies Portfolio’s (the “Portfolio”) performance and positioning for the six-month period ended June 30, 2014 (the “Reporting Period”).

Q	How did the Portfolio perform during the Reporting Period?

A	During the Reporting Period, the Portfolio’s Class A, C, Institutional, Service, IR and R Shares generated cumulative total returns of 6.74%, 6.26%, 6.96%, 6.71%, 6.76% and 6.52%, respectively. This compares to the 5.31% cumulative total return of the Fund’s blended benchmark, which is comprised 40% of the Barclays U.S. Aggregate Bond Index, 30% of the S&P 500® Index and 30% of the Morgan Stanley Capital International (MSCI) Europe, Australasia, Far East (EAFE) Index (Gross, USD, Unhedged) (“MSCI® EAFE® Index”), during the same period.

The components of the blended benchmark, the Barclays U.S. Aggregate Bond Index, the S&P 500® Index and the MSCI® EAFE® Index, generated cumulative total returns of 3.93%, 7.14% and 5.14%, respectively, during the same period.

Q	How did the various satellite asset classes perform during the Reporting Period?

A	Satellite asset classes performed well during the Reporting Period. U.S. real estate securities, as represented by the Wilshire Real Estate Securities Index, performed the best among the satellite asset classes represented in the Portfolio, returning almost 18%. U.S. dollar denominated emerging markets debt and international real estate securities also performed well. High yield floating rate loans posted positive absolute performance, but lagged other satellite asset classes.

Q	What key factors affected the Portfolio’s performance during the Reporting Period?

A

The Portfolio outperformed its blended benchmark during the Reporting Period, driven by the strong performance of its satellite asset class exposures relative to the performance of core asset classes. In particular, the Portfolio benefited from its allocations to U.S. and international real estate securities,

PORTFOLIO RESULTS

as well as to U.S. dollar denominated emerging markets debt, as these asset classes outperformed global developed market equities overall. In addition, the Portfolio’s allocations to fixed income satellite asset classes contributed positively to performance because of the strong performance of U.S. dollar denominated emerging markets debt and high yield floating rate loans. In keeping with our investment approach, we dynamically adjusted Portfolio weights to ensure that overall risk and individual underlying fund contributions to risk remained within the ranges we feel are appropriate for a diversified satellite portfolio.

Detracting from results was security selection within the Portfolio’s underlying funds.

Q	How did the Portfolio’s underlying funds perform relative to their respective benchmark indices during the Reporting Period?

A	Overall, as mentioned earlier, the performance of the underlying funds detracted from the Portfolio’s performance. The Goldman Sachs International Small Cap Fund, the Goldman Sachs International Real Estate Securities Fund and the Goldman Sachs Local Emerging Markets Debt Fund underperformed their respective benchmark indices the most. The Goldman Sachs Emerging Markets Equity Fund was the only underlying fund to outperform its benchmark index during the Reporting Period.

Q	How did the Portfolio use derivatives and similar instruments during the Reporting Period?

A	The Portfolio does not directly invest in derivatives. However, some of the underlying funds used derivatives during the Reporting Period to apply their active investment views with greater versatility and to afford greater risk management precision. As market conditions warranted during the Reporting Period, some of these underlying funds engaged in forward foreign currency exchange contracts, financial futures contracts, options, swap contracts and structured securities to enhance portfolio return and for hedging purposes.

Q	What changes did you make during the Reporting Period within both the equity and fixed income portions of the Portfolio?

A	In January and February 2014, contributions to portfolio risk from the underlying asset classes remained in line with our objectives. As a result, rebalancing trades were not required. Because of the reduced volatility of satellite asset classes compared to their longer-term averages, the Portfolio’s asset class weightings remained relatively stable. There were no outsized contributions to risk from any individual asset class or region.

During March 2014, we rebalanced the Portfolio to maintain our target risk objectives in the Portfolio. The risk contributions of high yield loans had fallen below the Portfolio’s minimum weight constraint relative to other satellite asset classes in the Portfolio. In response, we reduced the Portfolio’s allocations to international small-cap equities and high yield bonds while increasing its allocations to international and U.S. real estate securities and local emerging markets debt.

In both April and May 2014, we rebalanced the Portfolio to maintain our target risk objectives in the Portfolio. The risk contributions of high yield floating rate loans had fallen below the Portfolio’s minimum weight constraint relative to other satellite asset classes in the Portfolio. In response, we reduced the Portfolio’s allocations to international small-cap equities, emerging markets equities and high yield bonds while increasing its allocations to U.S. real estate securities, local emerging markets debt and high yield floating rate loans.

In June 2014, contributions to Portfolio risk from the underlying asset classes remained in line with our objectives. As a result, rebalancing trades were not required. Because of the reduced volatility of satellite asset classes compared to their longer-term averages, the Portfolio’s asset class weightings remained relatively stable. There were no outsized contributions to risk from any individual asset class or region.

Q	What is the Portfolio’s tactical view and strategy for the months ahead?

A	We manage the Portfolio using a dynamic, risk-responsive rebalancing process. Using our sophisticated, proprietary risk models, we evaluate the overall risk of the Portfolio each month as well as the portion of risk contributed by each individual asset class.

At the end of the Reporting Period, through its underlying funds, the Portfolio had larger allocations than it did at the beginning of the Reporting Period to U.S. and international real estate securities, local emerging markets debt and U.S. dollar denominated emerging market debt. It had reduced exposure to high yield bonds, international small-cap equities, emerging markets equities and commodities.

We will continue to monitor risk on a monthly basis and adjust our allocation to the satellite asset classes as the underlying funds drift beyond our longer-term risk-related guidelines.

FUND BASICS

Satellite Strategies Portfolio

as of June 30, 2014

PERFORMANCE REVIEW
January 1, 2014–June 30, 2014	Fund Total Return (based on NAV)[1]	Satellite Strategies Composite Index[2]
Class A	6.74%	5.31%
Class C	6.26	5.31
Institutional	6.96	5.31
Service	6.71	5.31
Class IR	6.76	5.31
Class R	6.52	5.31

[1]	The net asset value (“NAV”) represents the net assets of the class of the Portfolio (ex-dividend) divided by the total number of shares of the class outstanding. The Portfolio’s performance reflects the reinvestment of dividends and other distributions. The Portfolio’s performance does not reflect the deduction of any applicable sales charges.

[2]	The Satellite Strategies Composite Index (“Satellite Composite”) is a composite representation prepared by the investment adviser of the performance of the Portfolio’s asset classes weighted according to their respective weightings in the Portfolio’s target range. The Satellite Composite is comprised of the S&P 500® Index (30%), the MSCI® EAFE® Index (Gross, USD, Unhedged) (30%) and the Barclays U.S. Aggregate Bond Index (40%). The Satellite Composite figures do not reflect any deduction for fees, expenses or taxes. The Barclays U.S. Aggregate Bond Index represents an unmanaged diversified portfolio of fixed income securities, including U.S. Treasuries, investment-grade corporate bonds, and mortgage-backed and asset-backed securities. The S&P 500® Index is the Standard & Poor’s 500 Composite Index of 500 stocks, an unmanaged index of common stock prices. The unmanaged MSCI® EAFE® Index is a market capitalization weighted composite of securities in 22 developed markets. All index figures do not reflect any deduction for fees, expenses or taxes. It is not possible to invest directly in an unmanaged index.

STANDARDIZED TOTAL RETURNS[3]
For the period ended 6/30/14	One Year	Five Years	Since Inception	Inception Date
Class A	6.77%	9.75%	1.55%	3/30/07
Class C	11.10	10.16	1.57	3/30/07
Institutional	13.50	11.42	2.71	3/30/07
Service	12.83	10.89	3.26	8/29/08
Class IR	13.20	11.24	1.90	11/30/07
Class R	12.53	10.71	1.39	11/30/07

[3]	The Standardized Total Returns are average annual total returns as of the most recent calendar quarter-end. They assume reinvestment of all distributions at NAV. These returns reflect a maximum initial sales charge of 5.5% for Class A Shares and the assumed contingent deferred sales charge for Class C Shares (1% if redeemed within 12 months of purchase). Because Institutional, Service, Class IR and Class R Shares do not involve a sales charge, such a charge is not applied to their Standardized Total Returns.

The returns set forth in the tables above represent past performance. Past performance does not guarantee future results. The Portfolio’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.

FUND BASICS

EXPENSE RATIOS[4]
	Net Expense Ratio (Current)	Gross Expense Ratio (Before Waivers)
Class A	1.48%	1.50%
Class C	2.23	2.25
Institutional	1.08	1.10
Service	1.58	1.60
Class IR	1.23	1.25
Class R	1.73	1.75

[4]	The expense ratios of the Portfolio, both current (net of applicable fee waivers and/or expense limitations) and before waivers (gross of applicable fee waivers and/or expense limitations) are as set forth above according to the most recent publicly available Prospectus for the Portfolio and may differ from the expense ratios disclosed in the Financial Highlights in this report. The Portfolio’s waivers and/or expense limitations will remain in place through at least April 30, 2015, and prior to such date the Investment Adviser may not terminate the arrangements without the approval of the Portfolio’s Board of Trustees. If these arrangements are discontinued in the future, the expense ratios may change without shareholder approval.

TARGET RISK-CONTRIBUTION INVESTMENT PORTFOLIO[5] AS OF 6/30/14
Percentage of Investment Portfolio

[5]	The tactical fund weightings are set at the beginning of each calendar quarter. The weighting in the chart above reflects the allocations from March 31, 2014 to June 30, 2014. Actual Fund weighting in the Asset Allocation Portfolios may differ from the figures shown above due to rounding, differences in returns of the Underlying Funds, or both. The above figures are not indicative of future allocations.

FUND BASICS

OVERALL UNDERLYING FUND WEIGHTINGS[6]

[6]	The Portfolio is actively managed and, as such, its composition may differ over time. The percentage shown for each underlying fund reflects the value of that underlying fund as a percentage of net assets of the Portfolio. Figures in the above graph may not sum to 100% due to rounding and/or the exclusion of other assets and liabilities.

GOLDMAN SACHS BALANCED STRATEGY PORTFOLIO

Schedule of Investments

June 30 2014 (Unaudited)

Shares	Description	Value
Underlying Funds (Institutional Shares)(a) – 100.1%
Equity – 33.8%
3,487,393	Goldman Sachs International Equity Insights Fund	$41,186,109
2,221,084	Goldman Sachs Large Cap Value Insights Fund	36,692,306
3,079,300	Goldman Sachs Emerging Markets Equity Insights Fund	28,114,012
989,948	Goldman Sachs Large Cap Growth Insights Fund	20,947,305
864,669	Goldman Sachs Large Cap Value Fund	15,806,152
660,593	Goldman Sachs Strategic Growth Fund	8,937,829
436,462	Goldman Sachs Small Cap Equity Insights Fund	8,305,863
556,171	Goldman Sachs International Small Cap Insights Fund	6,140,125
623,149	Goldman Sachs International Real Estate Securities Fund	4,119,015
223,004	Goldman Sachs Real Estate Securities Fund	4,092,122

		174,340,838

Fixed Income – 50.2%
11,347,337	Goldman Sachs Global Income Fund	145,699,807
3,624,212	Goldman Sachs Strategic Income Fund	38,271,677
3,166,886	Goldman Sachs High Yield Fund	23,086,595
2,089,180	Goldman Sachs Local Emerging Markets Debt Fund	18,050,518
1,400,731	Goldman Sachs Emerging Markets Debt Fund	17,985,381
2,651,803	Goldman Sachs Commodity Strategy Fund	15,831,263

		258,925,241

Dynamic – 16.1%
5,666,095	Goldman Sachs Dynamic Allocation Fund	64,876,784
1,854,111	Goldman Sachs Managed Futures Strategy Fund	18,059,046

		82,935,830

TOTAL UNDERLYING FUNDS (INSTITUTIONAL SHARES) – 100.1%
(Cost $497,011,543)		$516,201,909

LIABILITIES IN EXCESS OF OTHER ASSETS – (0.1)%		(317,036)

NET ASSETS – 100.0%		$515,884,873

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.
(a)	Represents Affiliated Funds.

32	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS EQUITY GROWTH STRATEGY PORTFOLIO

Schedule of Investments

June 30 2014 (Unaudited)

Shares	Description	Value
Underlying Funds (Institutional Shares)(a) – 100.3%
Equity – 97.2%
11,376,914	Goldman Sachs International Equity Insights Fund	$134,361,352
4,018,635	Goldman Sachs Large Cap Value Insights Fund	66,387,848
2,711,453	Goldman Sachs Large Cap Growth Insights Fund	57,374,354
5,153,203	Goldman Sachs Emerging Markets Equity Insights Fund	47,048,746
1,566,887	Goldman Sachs Large Cap Value Fund	28,642,690
1,814,775	Goldman Sachs Strategic Growth Fund	24,553,907
746,000	Goldman Sachs Small Cap Equity Insights Fund	14,196,375
1,115,147	Goldman Sachs International Small Cap Insights Fund	12,311,228
1,249,357	Goldman Sachs International Real Estate Securities Fund	8,258,252
447,179	Goldman Sachs Real Estate Securities Fund	8,205,729

		401,340,481

Fixed Income – 3.1%
2,125,372	Goldman Sachs Commodity Strategy Fund	12,688,473

TOTAL UNDERLYING FUNDS (INSTITUTIONAL SHARES)
(Cost $314,376,713)		$414,028,954

Principal Amount	Interest Rate	Maturity Date	Value
Short-term Investment(b) – 0.1%
Repurchase Agreement – 0.1%
Joint Repurchase Agreement Account II
$200,000	0.102%	07/01/14	$200,000
(Cost $200,000)

TOTAL INVESTMENTS – 100.4%
(Cost $314,576,713)			$414,228,954

LIABILITIES IN EXCESS OF OTHER ASSETS – (0.4)%			(1,486,470)

NET ASSETS – 100.0%			$412,742,484

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.
(a)	Represents Affiliated Funds.
(b)	Joint repurchase agreement was entered into on June 30, 2014. Additional information appears on page 37.

The accompanying notes are an integral part of these financial statements.	33

GOLDMAN SACHS GROWTH AND INCOME STRATEGY PORTFOLIO

Schedule of Investments

June 30 2014 (Unaudited)

Shares	Description	Value
Underlying Funds (Institutional Shares)(a) – 100.2%
Equity – 55.0%
14,382,091	Goldman Sachs International Equity Insights Fund	$169,852,490
6,621,291	Goldman Sachs Large Cap Value Insights Fund	109,383,729
8,943,159	Goldman Sachs Emerging Markets Equity Insights Fund	81,651,046
3,632,226	Goldman Sachs Large Cap Growth Insights Fund	76,857,896
2,584,529	Goldman Sachs Large Cap Value Fund	47,245,198
2,430,579	Goldman Sachs Strategic Growth Fund	32,885,731
1,242,592	Goldman Sachs Small Cap Equity Insights Fund	23,646,527
1,725,263	Goldman Sachs International Small Cap Insights Fund	19,046,908
1,933,068	Goldman Sachs International Real Estate Securities Fund	12,777,580
691,796	Goldman Sachs Real Estate Securities Fund	12,694,459

		586,041,564

Fixed Income – 29.1%
10,470,863	Goldman Sachs Global Income Fund	134,445,887
4,996,715	Goldman Sachs Strategic Income Fund	52,765,309
5,080,383	Goldman Sachs High Yield Fund	37,035,990
5,482,922	Goldman Sachs Commodity Strategy Fund	32,733,044
3,112,952	Goldman Sachs Local Emerging Markets Debt Fund	26,895,901
2,069,027	Goldman Sachs Emerging Markets Debt Fund	26,566,312

		310,442,443

Dynamic – 16.1%
11,716,811	Goldman Sachs Dynamic Allocation Fund	134,157,481
3,834,218	Goldman Sachs Managed Futures Strategy Fund	37,345,284

		171,502,765

TOTAL UNDERLYING FUNDS (INSTITUTIONAL SHARES) – 100.2%
(Cost $948,444,308)		$1,067,986,772

LIABILITIES IN EXCESS OF OTHER ASSETS – (0.2)%		(1,939,799)

NET ASSETS – 100.0%		$1,066,046,973

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.
(a)	Represents Affiliated Funds.

34	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS GROWTH STRATEGY PORTFOLIO

Schedule of Investments

June 30 2014 (Unaudited)

Shares	Description	Value
Underlying Funds (Institutional Shares)(a) – 100.2%
Equity – 73.1%
17,947,014	Goldman Sachs International Equity Insights Fund	$211,954,231
6,975,486	Goldman Sachs Large Cap Value Insights Fund	115,235,029
4,344,608	Goldman Sachs Large Cap Growth Insights Fund	91,931,910
9,159,538	Goldman Sachs Emerging Markets Equity Insights Fund	83,626,578
2,719,624	Goldman Sachs Large Cap Value Fund	49,714,731
2,912,237	Goldman Sachs Strategic Growth Fund	39,402,565
1,359,110	Goldman Sachs Small Cap Equity Insights Fund	25,863,862
1,973,517	Goldman Sachs International Small Cap Insights Fund	21,787,633
2,211,092	Goldman Sachs International Real Estate Securities Fund	14,615,319
791,276	Goldman Sachs Real Estate Securities Fund	14,519,918

		668,651,776

Fixed Income – 11.0%
4,705,376	Goldman Sachs Commodity Strategy Fund	28,091,094
2,143,659	Goldman Sachs Strategic Income Fund	22,637,041
3,099,362	Goldman Sachs High Yield Fund	22,594,349
1,608,166	Goldman Sachs Local Emerging Markets Debt Fund	13,894,553
1,066,412	Goldman Sachs Emerging Markets Debt Fund	13,692,730

		100,909,767

Dynamic – 16.1%
10,052,711	Goldman Sachs Dynamic Allocation Fund	115,103,540
3,289,779	Goldman Sachs Managed Futures Strategy Fund	32,042,448

		147,145,988

TOTAL UNDERLYING FUNDS (INSTITUTIONAL SHARES) – 100.2%
(Cost $755,148,820)		$916,707,531

LIABILITIES IN EXCESS OF OTHER ASSETS – (0.2)%		(1,423,434)

NET ASSETS – 100.0%		$915,284,097

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.
(a)	Represents Affiliated Funds.

The accompanying notes are an integral part of these financial statements.	35

GOLDMAN SACHS SATELLITE STRATEGIES PORTFOLIO

Schedule of Investments

June 30 2014 (Unaudited)

Shares	Description	Value
Underlying Funds (Institutional Shares)(a) – 99.9%
Equity – 49.7%
10,435,880	Goldman Sachs Real Estate Securities Fund	$191,498,394
24,657,058	Goldman Sachs International Real Estate Securities Fund	162,983,153
9,454,352	Goldman Sachs International Small Cap Insights Fund	104,376,047
8,666,627	Goldman Sachs Emerging Markets Equity Insights Fund	79,126,308
3,309,179	Goldman Sachs International Small Cap Fund	69,360,395
3,725,239	Goldman Sachs Emerging Markets Equity Fund	65,415,192

		672,759,489

Fixed Income – 50.2%
13,475,661	Goldman Sachs Emerging Markets Debt Fund	173,027,488
22,293,490	Goldman Sachs High Yield Fund	162,519,539
24,176,881	Goldman Sachs Commodity Strategy Fund	144,335,982
15,524,683	Goldman Sachs Local Emerging Markets Debt Fund	134,133,263
6,604,111	Goldman Sachs High Yield Floating Rate Fund	66,635,483

		680,651,755

TOTAL UNDERLYING FUNDS (INSTITUTIONAL SHARES) – 99.9%
(Cost $1,210,834,329)		$1,353,411,244

OTHER ASSETS IN EXCESS OF LIABILITIES – 0.1%		708,793

NET ASSETS – 100.0%		$1,354,120,037

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.
(a)	Represents Affiliated Funds.

36	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS FUND OF FUNDS PORTFOLIOS

Schedule of Investments (continued)

June 30 2014 (Unaudited)

ADDITIONAL INVESTMENT INFORMATION

JOINT REPURCHASE AGREEMENT ACCOUNT II — At June 30, 2014, the Equity Growth Strategy Portfolio had undivided interests in the Joint Repurchase Agreement Account II, with a maturity date of July 1, 2014, as follows:

Principal Amount	Maturity Value	Collateral Allocation Value
$200,000	$200,001	$205,454

REPURCHASE AGREEMENTS — At June 30, 2014, the Principal Amount of the Portfolio’s interest in the Joint Repurchase Agreement Account II was as follows:

Counterparty	Interest Rate	Principal Amounts
BNP Paribas Securities Co.	0.110%	$10,883
Citigroup Global Markets, Inc.	0.100	25,008
Merrill Lynch & Co., Inc.	0.100	32,648
TD Securities (USA) LLC	0.100	36,275
TD Securities (USA) LLC	0.110	36,275
Wells Fargo Securities LLC	0.100	58,911
TOTAL		$200,000

At June 30, 2014, the Joint Repurchase Agreement Account II was fully collateralized by:

Issuer	Interest Rates	Maturity Dates
Federal Farm Credit Bank	0.126% to 1.460%	12/10/15 to 11/21/18
Federal Home Loan Bank	2.875	06/14/24
Federal Home Loan Mortgage Corp.	0.500 to 6.500	04/17/15 to 06/01/44
Federal National Mortgage Association	0.875 to 6.500	04/01/15 to 07/01/44
Government National Mortgage Association	2.500 to 6.500	05/20/27 to 06/15/44
United States Treasury Bonds	3.625 to 4.750	02/15/41 to 08/15/43
United States Treasury Notes	0.250 to 2.625	08/31/14 to 04/30/21

The accompanying notes are an integral part of these financial statements.	37

GOLDMAN SACHS FUND OF FUNDS PORTFOLIOS

Statements of Assets and Liabilities

June 30, 2014 (Unaudited)

Balanced Strategy Portfolio
Assets:
Investments in Affiliated Underlying Funds, at value (cost $497,011,543, $314,376,713, $948,444,308, $755,148,820 and $1,210,834,329)	$516,201,909
Repurchase agreement, at value which equals cost	—
Cash	—
Receivables:
Investments sold	31,927,239
Portfolio shares sold	1,313,578
Dividends	567,734
Reimbursement from investment adviser	40,858
Other assets	5,506
Total assets	550,056,824

Liabilities:
Due to custodian	149,514
Payables:
Investments purchased	32,208,857
Portfolio shares redeemed	1,464,259
Amounts owed to affiliates	220,827
Accrued expenses and other liabilities	128,494
Total liabilities	34,171,951

Net Assets:
Paid-in capital	517,946,825
Undistributed (distributions in excess of) net investment income (loss)	16,510
Accumulated net realized loss	(21,268,828)
Net unrealized gain	19,190,366
NET ASSETS	$515,884,873
Net Assets:
Class A	$180,384,580
Class B	10,874,767
Class C	70,367,824
Institutional	242,561,513
Service	1,433,357
Class IR	4,692,713
Class R	5,570,119
Total Net Assets	$515,884,873
Shares Outstanding $0.001 par value (unlimited shares authorized):
Class A	15,613,450
Class B	939,977
Class C	6,090,377
Institutional	20,983,785
Service	123,683
Class IR	407,556
Class R	484,146
Net asset value, offering and redemption price per share:(a)
Class A	$11.55
Class B	11.57
Class C	11.55
Institutional	11.56
Service	11.59
Class IR	11.51
Class R	11.51

(a)	Maximum public offering price per share for Class A Shares of the Balanced Strategy, Equity Growth Strategy, Growth and Income Strategy, Growth Strategy and Satellite Strategies Portfolios is $12.22, $16.06, $13.45, $14.37 and $9.11, respectively. At redemption, Class B and Class C Shares may be subject to a contingent deferred sales charge, assessed on the amount equal to the lesser of the current net asset value or the original purchase price of the shares.

38	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS FUND OF FUNDS PORTFOLIOS

Equity Growth Strategy Portfolio	Growth and Income Strategy Portfolio	Growth Strategy Portfolio	Satellite Strategies Portfolio

$414,028,954	$1,067,986,772	$916,707,531	$1,353,411,244
200,000	—	—	—
36,322	—	—	—

13,568,857	65,335,820	39,822,444	3,648,058
315,854	577,246	366,123	4,171,256
—	675,722	183,282	2,256,835
25,379	54,838	59,653	59,570
4,554	2,719	11,067	15,628
428,179,920	1,134,633,117	957,150,100	1,363,562,591

—	89,600	381,754	3,674,262

13,495,746	65,620,341	39,327,475	2,256,835
1,589,904	2,192,308	1,467,782	2,928,948
229,962	521,556	512,753	387,770
121,824	162,339	176,239	194,739
15,437,436	68,586,144	41,866,003	9,442,554

603,096,487	1,594,730,990	1,508,421,367	1,259,703,608
(684,807)	11,654	(401,704)	14,752
(289,321,437)	(648,238,135)	(754,294,277)	(48,175,238)
99,652,241	119,542,464	161,558,711	142,576,915
$412,742,484	$1,066,046,973	$915,284,097	$1,354,120,037

$152,296,661	$420,183,737	$387,920,892	$228,605,644
13,379,465	35,950,014	38,112,884	—
105,760,811	189,791,662	213,055,085	120,962,911
132,836,211	410,510,119	265,652,539	874,623,503
765,632	3,629,990	2,944,700	18,822,930
4,182,779	3,015,441	3,723,147	106,601,566
3,520,925	2,966,010	3,874,850	4,503,483
$412,742,484	$1,066,046,973	$915,284,097	$1,354,120,037

10,035,411	33,071,445	28,557,507	26,562,244
918,601	2,860,505	2,794,621	—
7,307,959	15,155,023	15,792,545	14,131,626
8,662,222	32,209,023	19,532,974	101,756,050
50,698	286,331	217,607	2,196,124
278,765	238,320	277,373	12,403,039
234,159	234,683	292,394	525,256

$15.18	$12.71	$13.58	$8.61
14.57	12.57	13.64	—
14.47	12.52	13.49	8.56
15.34	12.75	13.60	8.60
15.10	12.68	13.53	8.57
15.00	12.65	13.42	8.59
15.04	12.64	13.25	8.57

The accompanying notes are an integral part of these financial statements.	39

GOLDMAN SACHS FUND OF FUNDS PORTFOLIOS

Statements of Operations

For the Six Months Ended June 30, 2014 (Unaudited)

Balanced Strategy Portfolio
Investment income:
Dividends from Affiliated Underlying Funds	$4,167,138
Interest	37
Total investment income	4,167,175

Expenses:
Distribution and Service fees(a)	651,432
Management fees	406,080
Transfer Agent fees(a)	312,325
Registration fees	43,312
Professional fees	40,951
Printing and mailing costs	39,952
Custody, accounting and administrative services	26,664
Shareholder meeting expense	11,686
Trustee fees	9,839
Service Share fees — Shareholder Administration Plan	2,210
Service Share fees — Service Plan	2,210
Other	7,515
Total expenses	1,554,176
Less — expense reductions	(157,403)
Net expenses	1,396,773
NET INVESTMENT INCOME (LOSS)	2,770,402

Realized and unrealized gain:
Net realized gain from Affiliated Underlying Funds	15,348,472
Net change in unrealized gain on Affiliated Underlying Funds	4,829,999
Net realized and unrealized gain	20,178,471
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$22,948,873

(a)	Class specific Distribution and Service and Transfer Agent fees were as follows:

	Distribution and Service Fees				Transfer Agent Fees
Portfolio	Class A	Class B	Class C	Class R	Class A	Class B	Class C	Institutional	Service	Class IR	Class R
Balance Strategy	$225,021	$59,303	$353,083	$14,025	$171,016	$11,267	$67,086	$53,524	$354	$3,749	$5,329
Equity Growth Strategy	185,915	73,388	516,763	8,963	141,296	13,943	98,185	25,290	144	3,541	3,406
Growth and Income Strategy	522,429	202,527	947,712	7,612	397,046	38,480	180,065	75,272	728	2,720	2,893
Growth Strategy	474,547	216,338	1,054,962	9,322	360,656	41,104	200,443	50,797	634	3,355	3,543
Satellite Strategies	278,820	—	574,208	10,290	211,903	—	109,100	168,368	4,753	88,999	3,910

40	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS FUND OF FUNDS PORTFOLIOS

Equity Growth Strategy Portfolio	Growth and Income Strategy Portfolio	Growth Strategy Portfolio	Satellite Strategies Portfolio

$626,465	$5,171,726	$2,257,241	$18,507,546
24	96	73	46
626,489	5,171,822	2,257,314	18,507,592

785,029	1,680,280	1,755,169	863,318
300,933	775,424	673,738	806,806
285,805	697,204	660,532	587,033
38,558	38,801	42,927	70,398
29,833	32,014	37,461	34,347
38,815	91,758	90,162	82,519
23,507	26,410	25,264	25,903
16,163	27,346	35,502	34,308
10,545	9,818	12,790	12,258
898	4,553	3,965	29,705
898	4,553	3,965	29,705
6,303	15,335	10,189	15,599
1,537,287	3,403,496	3,351,664	2,591,899
(139,537)	(193,459)	(200,827)	(175,959)
1,397,750	3,210,037	3,150,837	2,415,940
(771,261)	1,961,785	(893,523)	16,091,652

18,906,668	36,930,030	42,208,795	1,655,964
6,196,162	10,611,687	5,778,121	68,514,555
25,102,830	47,541,717	47,986,916	70,170,519
$24,331,569	$49,503,502	$47,093,393	$86,262,171

The accompanying notes are an integral part of these financial statements.	41

GOLDMAN SACHS FUND OF FUNDS PORTFOLIOS

Statements of Changes in Net Assets

	Balanced Strategy Portfolio
	For the Six Months Ended June 30, 2014 (Unaudited)	For the Fiscal Year Ended December 31, 2013
From operations:
Net investment income (loss)	$2,770,402	$13,730,077
Net realized gain	15,348,472	43,567,902
Net change in unrealized gain (loss)	4,829,999	(13,041,209)
Net increase in net assets resulting from operations	22,948,873	44,256,770

Distributions to shareholders:
From net investment income
Class A Shares	(961,463)	(5,091,167)
Class B Shares	(14,630)	(246,230)
Class C Shares	(109,827)	(1,402,869)
Institutional Shares	(1,848,293)	(8,257,627)
Service Shares	(7,893)	(45,319)
Class IR Shares	(26,623)	(62,667)
Class R Shares	(23,745)	(184,172)
Total distributions to shareholders	(2,992,474)	(15,290,051)

From share transactions:
Proceeds from sales of shares	47,722,540	169,411,512
Reinvestment of distributions	2,902,993	14,639,593
Cost of shares redeemed	(126,776,028)	(218,613,151)
Net decrease in net assets resulting from share transactions	(76,150,495)	(34,562,046)
TOTAL INCREASE (DECREASE)	(56,194,096)	(5,595,327)

Net assets:
Beginning of period	572,078,969	577,674,296
End of period	$515,884,873	$572,078,969
Undistributed (distributions in excess of) net investment income (loss)	$16,510	$238,582

42	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS FUND OF FUNDS PORTFOLIOS

Equity Growth Strategy Portfolio		Growth and Income Strategy Portfolio
For the Six Months Ended June 30, 2014 (Unaudited)	For the Fiscal Year Ended December 31, 2013	For the Six Months Ended June 30, 2014 (Unaudited)	For the Fiscal Year Ended December 31, 2013

$(771,261)	$5,263,313	$1,961,785	$18,066,248
18,906,668	37,718,041	36,930,030	103,486,546
6,196,162	37,058,796	10,611,687	5,775,341
24,331,569	80,040,150	49,503,502	127,328,135

—	(2,331,427)	(728,803)	(8,733,352)
—	(128,265)	—	(714,962)
—	(955,353)	—	(3,165,016)
—	(2,362,004)	(1,453,813)	(8,126,792)
—	(10,657)	(4,206)	(76,330)
—	(67,648)	(8,936)	(57,830)
—	(45,154)	(1,484)	(64,133)
—	(5,900,508)	(2,197,242)	(20,938,415)

25,013,387	45,791,704	88,520,926	162,958,165
—	5,528,142	2,133,124	19,470,877
(43,660,310)	(84,936,120)	(112,050,395)	(286,382,191)
(18,646,923)	(33,616,274)	(21,396,345)	(103,953,149)
5,684,646	40,523,368	25,909,915	2,436,571

407,057,838	366,534,470	1,040,137,058	1,037,700,487
$412,742,484	$407,057,838	$1,066,046,973	$1,040,137,058
$(684,807)	$86,454	$11,654	$247,111

The accompanying notes are an integral part of these financial statements.	43

GOLDMAN SACHS FUND OF FUNDS PORTFOLIOS

Statements of Changes in Net Assets

	Growth Strategy Portfolio
	For the Six Months Ended June 30, 2014 (Unaudited)	For the Fiscal Year Ended December 31, 2013
From operations:
Net investment income (loss)	$(893,523)	$9,522,910
Net realized gain	42,208,795	90,983,679
Net change in unrealized gain (loss)	5,778,121	46,293,399
Net increase in net assets resulting from operations	47,093,393	146,799,988

Distributions to shareholders:
From net investment income
Class A Shares	—	(5,478,932)
Class B Shares	—	(253,432)
Class C Shares	—	(1,431,540)
Institutional Shares	—	(4,347,999)
Service Shares	—	(45,660)
Class IR Shares	—	(57,342)
Class R Shares	—	(52,102)
Total distributions to shareholders	—	(11,667,007)

From share transactions:
Proceeds from sales of shares	54,615,799	106,874,570
Proceeds received in connection with merger	—	—
Reinvestment of distributions	—	10,992,088
Cost of shares redeemed	(99,940,186)	(202,564,064)
Net increase (decrease) in net assets resulting from share transactions	(45,324,387)	(84,697,406)
TOTAL INCREASE	1,769,006	50,435,575

Net assets:
Beginning of period	913,515,091	863,079,516
End of period	$915,284,097	$913,515,091
Undistributed (distributions in excess of) net investment income (loss)	$(401,704)	$491,819

44	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS FUND OF FUNDS PORTFOLIOS

Satellite Strategies Portfolio
For the Six Months Ended June 30, 2014 (Unaudited)	For the Fiscal Year Ended December 31, 2013

$16,091,652	$45,760,834
1,655,964	9,512,487
68,514,555	(20,693,522)
86,262,171	34,579,799

(2,593,866)	(8,294,943)
—	—
(936,076)	(3,250,031)
(11,607,193)	(32,495,398)
(251,820)	(1,005,197)
(1,277,078)	(3,299,388)
(45,305)	(123,145)
(16,711,338)	(48,468,102)

131,349,680	488,941,877
26,406,156	—
13,050,171	37,051,471
(213,542,166)	(483,281,612)
(42,736,159)	42,711,736
26,814,674	28,823,433

1,327,305,363	1,298,481,930
$1,354,120,037	$1,327,305,363
$14,752	$634,438

The accompanying notes are an integral part of these financial statements.	45

GOLDMAN SACHS BALANCED STRATEGY PORTFOLIO

Financial Highlights

Selected Data for a Share Outstanding Throughout Each Period

		Income (loss) from investment operations
Year - Share Class	Net asset value, beginning of period	Net investment income(a)(b)	Net realized and unrealized gain (loss)	Total from investment operations	Distributions to shareholders from net investment income
FOR THE SIX MONTHS ENDED JUNE 30, (UNAUDITED)
2014 - A	$11.13	$0.05	$0.43	$0.48	$(0.06)
2014 - B	11.14	0.01	0.43	0.44	(0.01)
2014 - C	11.13	0.01	0.43	0.44	(0.02)
2014 - Institutional	11.13	0.07	0.44	0.51	(0.08)
2014 - Service	11.16	0.05	0.44	0.49	(0.06)
2014 - IR	11.09	0.07	0.42	0.49	(0.07)
2014 - R	11.08	0.04	0.44	0.48	(0.05)

FOR THE FISCAL YEARS ENDED DECEMBER 31,
2013 - A	10.56	0.25	0.61	0.86	(0.29)
2013 - B	10.56	0.16	0.63	0.79	(0.21)
2013 - C	10.56	0.17	0.61	0.78	(0.21)
2013 - Institutional	10.56	0.33	0.58	0.91	(0.34)
2013 - Service	10.59	0.23	0.62	0.85	(0.28)
2013 - IR	10.53	0.37	0.51	0.88	(0.32)
2013 - R	10.51	0.23	0.61	0.84	(0.27)
2012 - A	9.86	0.16	0.82	0.98	(0.28)
2012 - B	9.86	0.08	0.82	0.90	(0.20)
2012 - C	9.86	0.09	0.81	0.90	(0.20)
2012 - Institutional	9.87	0.23	0.79	1.02	(0.33)
2012 - Service	9.88	0.15	0.83	0.98	(0.27)
2012 - IR	9.83	0.22	0.79	1.01	(0.31)
2012 - R	9.82	0.15	0.80	0.95	(0.26)
2011 - A	10.22	0.15	(0.34)	(0.19)	(0.17)
2011 - B	10.22	0.07	(0.34)	(0.27)	(0.09)
2011 - C	10.22	0.08	(0.35)	(0.27)	(0.09)
2011 - Institutional	10.23	0.20	(0.35)	(0.15)	(0.21)
2011 - Service	10.25	0.14	(0.35)	(0.21)	(0.16)
2011 - IR	10.21	0.24	(0.42)	(0.18)	(0.20)
2011 - R	10.18	0.14	(0.35)	(0.21)	(0.15)
2010 - A	9.65	0.21	0.60	0.81	(0.24)
2010 - B	9.65	0.13	0.60	0.73	(0.16)
2010 - C	9.65	0.13	0.60	0.73	(0.16)
2010 - Institutional	9.66	0.25	0.60	0.85	(0.28)
2010 - Service	9.67	0.21	0.60	0.81	(0.23)
2010 - IR	9.64	0.25	0.58	0.83	(0.26)
2010 - R	9.62	0.24	0.54	0.78	(0.22)
2009 - A	8.39	0.36	1.29	1.65	(0.39)
2009 - B	8.39	0.29	1.29	1.58	(0.32)
2009 - C	8.39	0.29	1.29	1.58	(0.32)
2009 - Institutional	8.39	0.40	1.29	1.69	(0.42)
2009 - Service	8.41	0.33	1.31	1.64	(0.38)
2009 - IR	8.38	0.51	1.16	1.67	(0.41)
2009 - R	8.38	0.46	1.16	1.62	(0.38)

(a)	Calculated based on the average shares outstanding methodology.
(b)	Recognition of net investment income by the Portfolio is affected by the timing of declaration of dividends by the Underlying Funds in which the Portfolio invests.
(c)	Assumes investment at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption charges. Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. Total returns for periods less than one full year are not annualized.
(d)	Expense ratios exclude the expenses of the Underlying Funds in which the Portfolio invests.
(e)	The Portfolio’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Portfolio’s portfolio turnover rate may be higher.
(f)	Annualized.

46	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS BALANCED STRATEGY PORTFOLIO

Net asset value, end of period	Total return(c)	Net assets, end of period (in 000s)	Ratio of net expenses to average net assets(d)		Ratio of total expenses to average net assets(d)		Ratio of net investment income to average net assets(b)		Portfolio turnover rate(e)

$11.55	4.33%	$180,385	0.60	%(f)	0.66	%(f)	0.94	%(f)	16%
11.57	3.99	10,875	1.35	(f)	1.41	(f)	0.19	(f)	16
11.55	3.93	70,368	1.35	(f)	1.41	(f)	0.19	(f)	16
11.56	4.62	242,562	0.20	(f)	0.26	(f)	1.34	(f)	16
11.59	4.36	1,433	0.70	(f)	0.76	(f)	0.83	(f)	16
11.51	4.47	4,693	0.35	(f)	0.41	(f)	1.20	(f)	16
11.51	4.31	5,570	0.85	(f)	0.91	(f)	0.70	(f)	16

11.13	8.23	186,034	0.60		0.65		2.29		63
11.14	7.46	13,080	1.34		1.40		1.43		63
11.13	7.42	74,053	1.34		1.40		1.57		63
11.13	8.67	287,623	0.20		0.25		2.99		63
11.16	8.08	1,736	0.69		0.75		2.14		63
11.09	8.45	3,938	0.35		0.40		3.37		63
11.08	8.00	5,615	0.84		0.90		2.07		63
10.56	9.96	219,919	0.59		0.65		1.55		66
10.56	9.14	17,959	1.35		1.40		0.81		66
10.56	9.16	81,123	1.34		1.40		0.87		66
10.56	10.32	247,494	0.19		0.25		2.23		66
10.59	9.95	2,022	0.69		0.75		1.48		66
10.53	10.29	920	0.34		0.40		2.14		66
10.51	9.66	8,237	0.84		0.90		1.49		66
9.86	(1.88)	327,283	0.59		0.64		1.49		38
9.86	(2.65)	23,444	1.34		1.39		0.72		38
9.86	(2.64)	94,041	1.34		1.39		0.73		38
9.87	(1.48)	151,822	0.19		0.24		1.96		38
9.88	(2.09)	2,466	0.69		0.74		1.36		38
9.83	(1.79)	750	0.34		0.39		2.38		38
9.82	(2.11)	7,288	0.84		0.89		1.38		38
10.22	8.46	427,998	0.59		0.64		2.15		38
10.22	7.62	32,659	1.34		1.39		1.36		38
10.22	7.64	126,032	1.34		1.39		1.34		38
10.23	8.89	147,670	0.19		0.24		2.57		38
10.25	8.44	3,971	0.69		0.74		2.14		38
10.21	8.74	771	0.34		0.39		2.55		38
10.18	8.21	5,063	0.84		0.89		2.47		38
9.65	19.94	444,114	0.59		0.65		4.03		58
9.65	19.03	37,883	1.34		1.40		3.27		58
9.65	19.05	144,726	1.34		1.40		3.26		58
9.66	20.53	140,770	0.19		0.25		4.43		58
9.67	19.75	3,710	0.69		0.75		3.74		58
9.64	20.28	32	0.34		0.40		5.65		58
9.62	19.66	848	0.84		0.90		5.01		58

The accompanying notes are an integral part of these financial statements.	47

GOLDMAN SACHS EQUITY GROWTH STRATEGY PORTFOLIO

Financial Highlights

Selected Data for a Share Outstanding Throughout Each Period

		Income (loss) from investment operations
Year - Share Class	Net asset value, beginning of period	Net investment income (loss)(a)(b)	Net realized and unrealized gain (loss)	Total from investment operations	Distributions to shareholders from net investment income
FOR THE SIX MONTHS ENDED JUNE 30, (UNAUDITED)
2014 - A	$14.29	$(0.02)	$0.91	$0.89	$—
2014 - B	13.76	(0.07)	0.88	0.81	—
2014 - C	13.68	(0.07)	0.86	0.79	—
2014 - Institutional	14.41	0.01	0.92	0.93	—
2014 - Service	14.22	(0.03)	0.91	0.88	—
2014 - IR	14.11	— (g)	0.89	0.89	—
2014 - R	14.17	(0.04)	0.91	0.87	—

FOR THE FISCAL YEARS ENDED DECEMBER 31,
2013 - A	11.75	0.19	2.57	2.76	(0.22)
2013 - B	11.32	0.08	2.47	2.55	(0.11)
2013 - C	11.26	0.08	2.46	2.54	(0.12)
2013 - Institutional	11.85	0.27	2.57	2.84	(0.28)
2013 - Service	11.71	0.19	2.54	2.73	(0.22)
2013 - IR	11.62	0.47	2.29	2.76	(0.27)
2013 - R	11.64	0.11	2.59	2.70	(0.17)
2012 - A	10.23	0.21	1.53	1.74	(0.22)
2012 - B	9.87	0.11	1.48	1.59	(0.14)
2012 - C	9.82	0.12	1.46	1.58	(0.14)
2012 - Institutional	10.33	0.28	1.52	1.80	(0.28)
2012 - Service	10.14	0.16	1.55	1.71	(0.14)
2012 - IR	10.13	0.24	1.51	1.75	(0.26)
2012 - R	10.16	0.20	1.49	1.69	(0.21)
2011 - A	11.33	0.20	(1.05)	(0.85)	(0.25)
2011 - B	10.93	0.11	(1.01)	(0.90)	(0.16)
2011 - C	10.88	0.11	(1.01)	(0.90)	(0.16)
2011 - Institutional	11.45	0.25	(1.07)	(0.82)	(0.30)
2011 - Service	11.22	0.16	(1.02)	(0.86)	(0.22)
2011 - IR	11.23	0.27	(1.08)	(0.81)	(0.29)
2011 - R	11.26	0.21	(1.08)	(0.87)	(0.23)
2010 - A	10.24	0.19	1.11	1.30	(0.21)
2010 - B	9.88	0.11	1.06	1.17	(0.12)
2010 - C	9.84	0.10	1.06	1.16	(0.12)
2010 - Institutional	10.35	0.27	1.08	1.35	(0.25)
2010 - Service	10.14	0.17	1.10	1.27	(0.19)
2010 - IR	10.16	0.24	1.07	1.31	(0.24)
2010 - R	10.22	0.41	0.85	1.26	(0.22)
2009 - A	8.04	0.16	2.19	2.35	(0.15)
2009 - B	7.77	0.09	2.10	2.19	(0.08)
2009 - C	7.73	0.09	2.10	2.19	(0.08)
2009 - Institutional	8.12	0.19	2.23	2.42	(0.19)
2009 - Service	7.96	0.15	2.17	2.32	(0.14)
2009 - IR	7.98	0.84	1.53	2.37	(0.19)
2009 - R	8.01	0.27	2.09	2.36	(0.15)

(a)	Calculated based on the average shares outstanding methodology.
(b)	Recognition of net investment income by the Portfolio is affected by the timing of declaration of dividends by the Underlying Funds in which the Portfolio invests.
(c)	Assumes investment at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption charges. Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. Total returns for periods less than one full year are not annualized.
(d)	Expense ratios exclude the expenses of the Underlying Funds in which the Portfolio invests.
(e)	The Portfolio’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Portfolio’s portfolio turnover rate may be higher.
(f)	Annualized.
(g)	Amount is less than $0.005 per share.

48	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS EQUITY GROWTH STRATEGY PORTFOLIO

Net asset value, end of period	Total return(c)	Net assets, end of period (in 000s)	Ratio of net expenses to average net assets(d)		Ratio of total expenses to average net assets(d)		Ratio of net investment income (loss) to average net assets(b)		Portfolio turnover rate(e)

$15.18	6.23%	$152,297	0.60	%(f)	0.67	%(f)	(0.29	)%(f)	9%
14.57	5.89	13,379	1.35	(f)	1.42	(f)	(1.07	)(f)	9
14.47	5.77	105,761	1.35	(f)	1.42	(f)	(1.04	)(f)	9
15.34	6.45	132,836	0.20	(f)	0.27	(f)	0.11	(f)	9
15.10	6.19	766	0.70	(f)	0.77	(f)	(0.38	)(f)	9
15.00	6.31	4,183	0.35	(f)	0.42	(f)	(0.04	)(f)	9
15.04	6.14	3,521	0.85	(f)	0.92	(f)	(0.54	)(f)	9

14.29	23.51	152,264	0.60		0.68		1.45		21
13.76	22.53	16,122	1.35		1.43		0.60		21
13.68	22.60	106,208	1.35		1.43		0.68		21
14.41	23.96	124,275	0.20		0.28		2.07		21
14.22	23.28	715	0.70		0.78		1.48		21
14.11	23.77	3,735	0.35		0.43		3.55		21
14.17	23.17	3,740	0.84		0.93		0.85		21
11.75	16.95	147,814	0.59		0.68		1.85		23
11.32	16.05	17,941	1.34		1.43		1.06		23
11.26	16.10	102,156	1.34		1.43		1.10		23
11.85	17.45	92,696	0.19		0.26		2.45		23
11.71	16.85	488	0.70		0.78		1.43		23
11.62	17.30	494	0.34		0.42		2.20		23
11.64	16.59	4,946	0.84		0.92		1.79		23
10.23	(7.52)	208,169	0.59		0.66		1.77		18
9.87	(8.26)	20,844	1.34		1.41		1.03		18
9.82	(8.28)	112,247	1.34		1.41		1.05		18
10.33	(7.16)	46,797	0.19		0.26		2.20		18
10.14	(7.63)	1,246	0.69		0.76		1.39		18
10.13	(7.25)	539	0.34		0.41		2.45		18
10.16	(7.71)	5,073	0.84		0.91		1.91		18
11.33	12.66	296,969	0.59		0.66		1.79		27
10.93	11.89	29,225	1.34		1.41		1.09		27
10.88	11.83	158,142	1.34		1.41		1.04		27
11.45	13.09	59,900	0.19		0.26		2.52		27
11.22	12.53	3,540	0.69		0.76		1.61		27
11.23	12.89	553	0.34		0.41		2.36		27
11.26	12.34	4,389	0.84		0.91		3.90		27
10.24	29.26	340,567	0.59		0.67		1.81		34
9.88	28.22	33,103	1.34		1.42		1.01		34
9.84	28.39	182,232	1.34		1.42		1.02		34
10.35	29.81	50,926	0.19		0.27		2.22		34
10.14	29.22	4,770	0.69		0.77		1.76		34
10.16	29.70	320	0.34		0.42		8.65		34
10.22	29.56	285	0.84		0.92		2.92		34

The accompanying notes are an integral part of these financial statements.	49

GOLDMAN SACHS GROWTH AND INCOME STRATEGY PORTFOLIO

Financial Highlights

Selected Data for a Share Outstanding Throughout Each Period

		Income (loss) from investment operations
Year - Share Class	Net asset value, beginning of period	Net investment income (loss)(a)(b)	Net realized an unrealized gain (loss)	Total from investment operations	Distributions to shareholders from net investment income
FOR THE SIX MONTHS ENDED JUNE 30, (UNAUDITED)
2014 - A	$12.14	$0.02	$0.57	$0.59	$(0.02)
2014 - B	12.03	(0.02)	0.56	0.54	—
2014 - C	11.99	(0.02)	0.55	0.53	—
2014 - Institutional	12.18	0.05	0.57	0.62	(0.05)
2014 - Service	12.11	0.02	0.56	0.58	(0.01)
2014 - IR	12.09	0.04	0.56	0.60	(0.04)
2014 - R	12.08	0.01	0.56	0.57	(0.01)

FOR THE FISCAL YEARS ENDED DECEMBER 31,
2013 - A	10.95	0.20	1.23	1.43	(0.24)
2013 - B	10.89	0.10	1.23	1.33	(0.19)
2013 - C	10.85	0.12	1.22	1.34	(0.20)
2013 - Institutional	10.98	0.28	1.21	1.49	(0.29)
2013 - Service	10.92	0.20	1.23	1.43	(0.24)
2013 - IR	10.91	0.29	1.16	1.45	(0.27)
2013 - R	10.90	0.16	1.24	1.40	(0.22)
2012 - A	9.98	0.17	1.07	1.24	(0.27)
2012 - B	9.95	0.09	1.05	1.14	(0.20)
2012 - C	9.92	0.09	1.04	1.13	(0.20)
2012 - Institutional	10.02	0.24	1.03	1.27	(0.31)
2012 - Service	9.97	0.17	1.04	1.21	(0.26)
2012 - IR	9.95	0.20	1.05	1.25	(0.29)
2012 - R	9.94	0.16	1.04	1.20	(0.24)
2011 - A	10.55	0.17	(0.53)	(0.36)	(0.21)
2011 - B	10.53	0.10	(0.54)	(0.44)	(0.14)
2011 - C	10.49	0.10	(0.53)	(0.43)	(0.14)
2011 - Institutional	10.59	0.22	(0.54)	(0.32)	(0.25)
2011 - Service	10.53	0.17	(0.53)	(0.36)	(0.20)
2011 - IR	10.52	0.40	(0.73)	(0.33)	(0.24)
2011 - R	10.52	0.18	(0.57)	(0.39)	(0.19)
2010 - A	9.81	0.22	0.76	0.98	(0.24)
2010 - B	9.79	0.15	0.76	0.91	(0.17)
2010 - C	9.76	0.15	0.75	0.90	(0.17)
2010 - Institutional	9.84	0.27	0.77	1.04	(0.29)
2010 - Service	9.79	0.23	0.75	0.98	(0.24)
2010 - IR	9.79	0.27	0.73	1.00	(0.27)
2010 - R	9.78	0.30	0.67	0.97	(0.23)
2009 - A	8.11	0.35	1.71	2.06	(0.36)
2009 - B	8.10	0.29	1.70	1.99	(0.30)
2009 - C	8.07	0.28	1.71	1.99	(0.30)
2009 - Institutional	8.14	0.34	1.76	2.10	(0.40)
2009 - Service	8.10	0.32	1.72	2.04	(0.35)
2009 - IR	8.10	0.28	1.79	2.07	(0.38)
2009 - R	8.10	0.75	1.28	2.03	(0.35)

(a)	Calculated based on the average shares outstanding methodology.
(b)	Recognition of net investment income by the Portfolio is affected by the timing of declaration of dividends by the Underlying Funds in which the Portfolio invests.
(c)	Assumes investment at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption charges. Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. Total returns for periods less than one full year are not annualized.
(d)	Expense ratios exclude the expenses of the Underlying Funds in which the Portfolio invests.
(e)	The Portfolio’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Portfolio’s portfolio turnover rate may be higher.
(f)	Annualized.

50	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS GROWTH AND INCOME STRATEGY PORTFOLIO

Net asset value, end of period	Total return(c)	Net assets, end of period (in 000s)	Ratio of net expenses to average net assets(d)		Ratio of total expenses to average net assets(d)		Ratio of net investment income (loss) to average net assets(b)		Portfolio turnover rate(e)

$12.71	4.88%	$420,184	0.60	%(f)	0.64	%(f)	0.40	%(f)	17%
12.57	4.49	35,950	1.35	(f)	1.39	(f)	(0.36	)(f)	17
12.52	4.42	189,792	1.35	(f)	1.39	(f)	(0.35	)(f)	17
12.75	5.07	410,510	0.20	(f)	0.24	(f)	0.81	(f)	17
12.68	4.83	3,630	0.70	(f)	0.74	(f)	0.30	(f)	17
12.65	4.95	3,015	0.35	(f)	0.39	(f)	0.66	(f)	17
12.64	4.77	2,966	0.85	(f)	0.89	(f)	0.15	(f)	17

12.14	13.10	435,812	0.60		0.63		1.74		50
12.03	12.26	44,858	1.34		1.38		0.89		50
11.99	12.32	196,121	1.34		1.38		1.02		50
12.18	13.63	353,203	0.20		0.23		2.36		50
12.11	13.08	3,917	0.70		0.73		1.71		50
12.09	13.36	2,796	0.35		0.38		2.46		50
12.08	12.76	3,430	0.85		0.88		1.42		50
10.95	12.40	491,921	0.59		0.63		1.61		47
10.89	11.49	58,399	1.35		1.38		0.86		47
10.85	11.42	210,201	1.34		1.38		0.89		47
10.98	12.69	267,744	0.19		0.22		2.21		47
10.92	12.13	3,848	0.69		0.73		1.59		47
10.91	12.62	1,519	0.34		0.38		1.90		47
10.90	12.12	4,068	0.84		0.88		1.54		47
9.98	(3.46)	750,376	0.59		0.62		1.62		35
9.95	(4.18)	72,331	1.34		1.37		0.90		35
9.92	(4.10)	250,381	1.34		1.37		0.91		35
10.02	(3.04)	140,119	0.19		0.22		2.12		35
9.97	(3.48)	4,073	0.69		0.72		1.57		35
9.95	(3.18)	1,719	0.34		0.37		3.99		35
9.94	(3.77)	4,384	0.84		0.87		1.68		35
10.55	10.12	1,097,565	0.59		0.62		2.24		31
10.53	9.35	102,328	1.34		1.37		1.51		31
10.49	9.27	353,844	1.34		1.37		1.46		31
10.59	10.64	154,835	0.19		0.22		2.69		31
10.53	10.04	5,918	0.69		0.72		2.27		31
10.52	10.34	210	0.34		0.37		2.75		31
10.52	9.96	3,314	0.84		0.87		3.02		31
9.81	25.87	1,272,519	0.59		0.63		4.04		40
9.79	24.84	116,466	1.34		1.38		3.31		40
9.76	24.92	424,560	1.34		1.38		3.23		40
9.84	26.27	162,453	0.19		0.23		3.95		40
9.79	25.63	6,124	0.69		0.73		3.69		40
9.79	25.99	39	0.34		0.38		2.94		40
9.78	25.50	583	0.84		0.88		8.02		40

The accompanying notes are an integral part of these financial statements.	51

GOLDMAN SACHS GROWTH STRATEGY PORTFOLIO

Financial Highlights

Selected Data for a Share Outstanding Throughout Each Period

		Income (loss) from investment operations
Year - Share Class	Net asset value, beginning of period	Net investment income (loss)(a)(b)	Net realized and unrealized gain (loss)	Total from investment operations	Distributions to shareholders from net investment income
FOR THE SIX MONTHS ENDED JUNE 30, (UNAUDITED)
2014 - A	$12.89	$(0.01)	$0.70	$0.69	$—
2014 - B	12.99	(0.06)	0.71	0.65	—
2014 - C	12.85	(0.05)	0.69	0.64	—
2014 - Institutional	12.88	0.02	0.70	0.72	—
2014 - Service	12.84	(0.01)	0.70	0.69	—
2014 - IR	12.72	0.01	0.69	0.70	—
2014 - R	12.59	(0.02)	0.68	0.66	—

FOR THE FISCAL YEARS ENDED DECEMBER 31,
2013 - A	11.05	0.14	1.88	2.02	(0.18)
2013 - B	11.12	0.04	1.90	1.94	(0.07)
2013 - C	11.02	0.05	1.86	1.91	(0.08)
2013 - Institutional	11.04	0.21	1.87	2.08	(0.24)
2013 - Service	11.01	0.14	1.86	2.00	(0.17)
2013 - IR	10.91	0.26	1.77	2.03	(0.22)
2013 - R	10.80	0.10	1.84	1.94	(0.15)
2012 - A	9.86	0.18	1.25	1.43	(0.24)
2012 - B	9.92	0.10	1.25	1.35	(0.15)
2012 - C	9.83	0.10	1.25	1.35	(0.16)
2012 - Institutional	9.87	0.23	1.24	1.47	(0.30)
2012 - Service	9.83	0.17	1.25	1.42	(0.24)
2012 - IR	9.75	0.22	1.22	1.44	(0.28)
2012 - R	9.65	0.17	1.21	1.38	(0.23)
2011 - A	10.75	0.19	(0.84)	(0.65)	(0.24)
2011 - B	10.80	0.11	(0.85)	(0.74)	(0.14)
2011 - C	10.70	0.11	(0.83)	(0.72)	(0.15)
2011 - Institutional	10.77	0.22	(0.83)	(0.61)	(0.29)
2011 - Service	10.72	0.18	(0.84)	(0.66)	(0.23)
2011 - IR	10.65	0.30	(0.92)	(0.62)	(0.28)
2011 - R	10.55	0.20	(0.87)	(0.67)	(0.23)
2010 - A	9.87	0.22	0.91	1.13	(0.25)
2010 - B	9.91	0.14	0.91	1.05	(0.16)
2010 - C	9.83	0.14	0.89	1.03	(0.16)
2010 - Institutional	9.89	0.28	0.90	1.18	(0.30)
2010 - Service	9.85	0.21	0.90	1.11	(0.24)
2010 - IR	9.79	0.26	0.88	1.14	(0.28)
2010 - R	9.71	0.27	0.82	1.09	(0.25)
2009 - A	7.87	0.24	2.00	2.24	(0.24)
2009 - B	7.90	0.17	2.01	2.18	(0.17)
2009 - C	7.83	0.16	2.01	2.17	(0.17)
2009 - Institutional	7.88	0.27	2.02	2.29	(0.28)
2009 - Service	7.84	0.19	2.04	2.23	(0.22)
2009 - IR	7.81	0.88	1.38	2.26	(0.28)
2009 - R	7.78	0.60	1.59	2.19	(0.26)

(a)	Calculated based on the average shares outstanding methodology.
(b)	Recognition of net investment income by the Portfolio is affected by the timing of declaration of dividends by the Underlying Funds in which the Portfolio invests.
(c)	Assumes investment at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption charges. Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. Total returns for periods less than one full year are not annualized.
(d)	Expense ratios exclude the expenses of the Underlying Funds in which the Portfolio invests.
(e)	The Portfolio’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Portfolio’s portfolio turnover rate may be higher.
(f)	Annualized.

52	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS GROWTH STRATEGY PORTFOLIO

Net asset value, end of period	Total return(c)	Net assets, end of period (in 000s)	Ratio of net expenses to average net assets(d)		Ratio of total expenses to average net assets(d)		Ratio of net investment income (loss) to average net assets(b)		Portfolio turnover rate(e)

$13.58	5.35%	$387,921	0.60	%(f)	0.65	%(f)	(0.10	)%(f)	12%
13.64	5.00	38,113	1.35	(f)	1.40	(f)	(0.87	)(f)	12
13.49	4.98	213,055	1.35	(f)	1.40	(f)	(0.85	)(f)	12
13.60	5.59	265,653	0.20	(f)	0.25	(f)	0.30	(f)	12
13.53	5.37	2,945	0.70	(f)	0.75	(f)	(0.21	)(f)	12
13.42	5.50	3,723	0.35	(f)	0.40	(f)	0.16	(f)	12
13.25	5.24	3,875	0.85	(f)	0.90	(f)	(0.35	)(f)	12

12.89	18.31	389,445	0.60		0.64		1.19		32
12.99	17.44	47,839	1.35		1.39		0.35		32
12.85	17.37	218,776	1.35		1.39		0.42		32
12.88	18.81	246,229	0.20		0.24		1.77		32
12.84	18.19	3,419	0.70		0.74		1.14		32
12.72	18.65	3,598	0.35		0.39		2.17		32
12.59	17.93	4,208	0.85		0.89		0.84		32
11.05	14.49	398,487	0.59		0.64		1.65		47
11.12	13.64	57,388	1.34		1.39		0.90		47
11.02	13.72	224,471	1.34		1.39		0.92		47
11.04	14.89	173,180	0.19		0.23		2.10		47
11.01	14.42	3,185	0.69		0.74		1.60		47
10.91	14.79	1,483	0.34		0.38		2.05		47
10.80	14.31	4,885	0.84		0.88		1.64		47
9.86	(6.08)	562,262	0.59		0.63		1.73		35
9.92	(6.82)	68,563	1.34		1.38		0.98		35
9.83	(6.77)	257,778	1.34		1.38		0.99		35
9.87	(5.69)	92,807	0.19		0.23		2.08		35
9.83	(6.18)	3,644	0.69		0.73		1.65		35
9.75	(5.85)	1,376	0.34		0.38		2.90		35
9.65	(6.39)	4,413	0.84		0.88		1.88		35
10.75	11.46	789,340	0.59		0.63		2.16		28
10.80	10.63	97,344	1.34		1.38		1.39		28
10.70	10.52	373,504	1.34		1.38		1.37		28
10.77	11.90	115,999	0.19		0.23		2.78		28
10.72	11.30	6,647	0.69		0.73		2.14		28
10.65	11.66	675	0.34		0.38		2.61		28
10.55	11.20	3,588	0.84		0.88		2.73		28
9.87	28.55	902,200	0.59		0.64		2.73		39
9.91	27.64	114,216	1.34		1.39		1.97		39
9.83	27.74	444,309	1.34		1.39		1.92		39
9.89	29.12	106,456	0.19		0.24		3.16		39
9.85	28.48	7,182	0.69		0.74		2.29		39
9.79	29.00	546	0.34		0.39		9.20		39
9.71	28.27	1,184	0.84		0.89		6.30		39

The accompanying notes are an integral part of these financial statements.	53

GOLDMAN SACHS SATELLITE STRATEGIES PORTFOLIO

Financial Highlights

Selected Data for a Share Outstanding Throughout Each Period

		Income (loss) from investment operations				Distributions to shareholders
Year - Share Class	Net asset value, beginning of period	Net investment income(a)		Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	Total distributions
FOR THE SIX MONTHS ENDED JUNE 30, (UNAUDITED)
2014 - A	$8.16	$0.09	(e)	$0.46	$0.55	$(0.10)	$—	$(0.10)
2014 - C	8.12	0.06	(e)	0.45	0.51	(0.07)	—	(0.07)
2014 - Institutional	8.15	0.11	(e)	0.45	0.56	(0.11)	—	(0.11)
2014 - Service	8.12	0.08	(e)	0.46	0.54	(0.09)	—	(0.09)
2014 - IR	8.15	0.11	(e)	0.44	0.55	(0.11)	—	(0.11)
2014 - R	8.13	0.08	(e)	0.45	0.53	(0.09)	—	(0.09)

FOR THE FISCAL YEARS ENDED DECEMBER 31,
2013 - A	8.22	0.25	(e)	(0.04)	0.21	(0.27)	—	(0.27)
2013 - C	8.18	0.19	(e)	(0.04)	0.15	(0.21)	—	(0.21)
2013 - Institutional	8.21	0.29	(e)	(0.04)	0.25	(0.31)	—	(0.31)
2013 - Service	8.19	0.24	(e)	(0.04)	0.20	(0.27)	—	(0.27)
2013 - IR	8.21	0.28	(e)	(0.04)	0.24	(0.30)	—	(0.30)
2013 - R	8.19	0.24	(e)	(0.04)	0.20	(0.26)	—	(0.26)
2012 - A	7.39	0.33	(e)	0.86	1.19	(0.34)	(0.02)	(0.36)
2012 - C	7.36	0.26	(e)	0.86	1.12	(0.28)	(0.02)	(0.30)
2012 - Institutional	7.38	0.36	(e)	0.86	1.22	(0.37)	(0.02)	(0.39)
2012 - Service	7.36	0.32	(e)	0.87	1.19	(0.34)	(0.02)	(0.36)
2012 - IR	7.38	0.35	(e)	0.86	1.21	(0.36)	(0.02)	(0.38)
2012 - R	7.37	0.31	(e)	0.86	1.17	(0.33)	(0.02)	(0.35)
2011 - A	7.95	0.28	(e)	(0.53)	(0.25)	(0.28)	(0.03)	(0.31)
2011 - C	7.92	0.23	(e)	(0.53)	(0.30)	(0.23)	(0.03)	(0.26)
2011 - Institutional	7.94	0.32	(e)	(0.53)	(0.21)	(0.32)	(0.03)	(0.35)
2011 - Service	7.92	0.28	(e)	(0.53)	(0.25)	(0.28)	(0.03)	(0.31)
2011 - IR	7.94	0.32	(e)	(0.54)	(0.22)	(0.31)	(0.03)	(0.34)
2011 - R	7.93	0.26	(e)	(0.52)	(0.26)	(0.27)	(0.03)	(0.30)
2010 - A	7.34	0.40		0.62	1.02	(0.41)	—	(0.41)
2010 - C	7.31	0.34		0.63	0.97	(0.36)	—	(0.36)
2010 - Institutional	7.33	0.42		0.63	1.05	(0.44)	—	(0.44)
2010 - Service	7.31	0.38		0.63	1.01	(0.40)	—	(0.40)
2010 - IR	7.34	0.42		0.61	1.03	(0.43)	—	(0.43)
2010 - R	7.32	0.41		0.59	1.00	(0.39)	—	(0.39)
2009 - A	5.58	0.36	(e)	1.69	2.05	(0.27)	(0.02)	(0.29)
2009 - C	5.56	0.31	(e)	1.69	2.00	(0.23)	(0.02)	(0.25)
2009 - Institutional	5.57	0.42	(e)	1.66	2.08	(0.30)	(0.02)	(0.32)
2009 - Service	5.56	0.53	(e)	1.51	2.04	(0.27)	(0.02)	(0.29)
2009 - IR	5.58	0.96	(e)	1.11	2.07	(0.29)	(0.02)	(0.31)
2009 - R	5.57	0.50	(e)	1.53	2.03	(0.26)	(0.02)	(0.28)

(a)	Recognition of net investment income by the Portfolio is affected by the timing of declaration of dividends by the Underlying Funds in which the Portfolio invests.
(b)	Assumes investment at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption charges. Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. Total returns for periods less than one full year are not annualized.
(c)	Expense ratios exclude the expenses of the Underlying Funds in which the Portfolio invests.
(d)	The Portfolio’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Portfolio’s portfolio turnover rate may be higher.
(e)	Calculated based on the average shares outstanding methodology.
(f)	Annualized.

54	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SATELLITE STRATEGIES PORTFOLIO

Net asset value, end of period	Total return(b)	Net assets, end of period (in 000s)	Ratio of net expenses to average net assets(c)		Ratio of total expenses to average net assets(c)		Ratio of net investment income to average net assets(a)		Portfolio turnover rate(d)

$8.61	6.74%	$228,606	0.58	%(f)	0.61	%(f)	2.26	%(f)	7%
8.56	6.26	120,963	1.33	(f)	1.35	(f)	1.52	(f)	7
8.60	6.96	874,624	0.18	(f)	0.21	(f)	2.66	(f)	7
8.57	6.71	18,823	0.68	(f)	0.70	(f)	2.07	(f)	7
8.59	6.76	106,602	0.33	(f)	0.36	(f)	2.55	(f)	7
8.57	6.52	4,503	0.83	(f)	0.86	(f)	2.04	(f)	7

8.16	2.67	231,868	0.58		0.60		3.08		36
8.12	1.91	118,153	1.33		1.35		2.35		36
8.15	3.09	853,543	0.18		0.20		3.53		36
8.12	2.45	28,483	0.68		0.70		2.96		36
8.15	2.94	91,493	0.33		0.35		3.39		36
8.13	2.44	3,765	0.83		0.85		2.91		36
8.22	16.30	250,407	0.57		0.60		4.13		14
8.18	15.37	130,446	1.32		1.35		3.32		14
8.21	16.77	803,541	0.17		0.20		4.56		14
8.19	16.26	37,068	0.67		0.70		4.04		14
8.21	16.60	74,216	0.32		0.35		4.37		14
8.19	15.96	2,804	0.82		0.85		3.86		14
7.39	(3.17)	201,416	0.57		0.61		3.59		35
7.36	(3.88)	117,790	1.32		1.36		2.88		35
7.38	(2.77)	590,521	0.17		0.21		4.07		35
7.36	(3.26)	28,306	0.67		0.71		3.54		35
7.38	(2.91)	58,940	0.32		0.36		4.12		35
7.37	(3.42)	846	0.82		0.86		3.33		35
7.95	14.20	212,886	0.57		0.63		5.78		18
7.92	13.48	101,615	1.32		1.38		5.17		18
7.94	14.66	442,808	0.17		0.23		6.30		18
7.92	14.17	22,401	0.67		0.73		5.97		18
7.94	14.34	19,947	0.32		0.38		6.21		18
7.93	14.01	761	0.82		0.88		6.13		18
7.34	37.31	131,389	0.57		0.71		5.66		58
7.31	36.29	50,972	1.32		1.46		4.81		58
7.33	37.89	242,969	0.17		0.31		6.37		58
7.31	37.17	11,311	0.67		0.81		7.60		58
7.34	37.70	6,331	0.32		0.46		13.43		58
7.32	36.96	160	0.82		0.96		7.44		58

The accompanying notes are an integral part of these financial statements.	55

GOLDMAN SACHS FUND OF FUNDS PORTFOLIOS

Notes to Financial Statements

June 30, 2014 (Unaudited)

1. ORGANIZATION

Goldman Sachs Trust (the “Trust”) is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. The following table lists those series of the Trust that are included in this report (collectively, the “Portfolios” or individually a “Portfolio”), along with their corresponding share classes and respective diversification status under the Act:

Portfolio	Share Classes Offered*	Diversified/ Non-diversified
Balanced Strategy, Equity Growth Strategy, Growth and Income Strategy and Growth Strategy	A, B, C, Institutional, Service, IR, R	Diversified
Satellite Strategies	A, C, Institutional, Service, IR, R	Diversified
*	Class B Shares are generally no longer available for purchase by current or prospective investors.

Class A Shares are sold with a front-end sales charge of up to 5.50%. Class B Shares were sold with a contingent deferred sales charge (“CDSC”) that declines from 5.00% to zero, depending upon the period of time the shares are held. Class C Shares are sold with a CDSC of 1.00%, which is imposed on redemptions made within 12 months of purchase. Institutional, Service, Class IR and Class R Shares are not subject to a sales charge.

Goldman Sachs Asset Management, L.P. (“GSAM”), an affiliate of Goldman, Sachs & Co. (“Goldman Sachs”), serves as investment adviser to the Portfolios pursuant to a management agreement (the “Agreement”) with the Trust.

The Portfolios are expected to invest primarily in a combination of domestic and international equity and fixed income underlying Funds (“Underlying Funds”) which are registered under the Act, for which GSAM or Goldman Sachs Asset Management International (“GSAMI”), also an affiliate of Goldman Sachs, act as investment advisers.

Pursuant to an Agreement and Plan of Reorganization (the “Reorganization Agreement”) approved by the Trust’s Board of Trustees and shareholders of the Goldman Sachs Income Strategies Portfolio (the “Acquired Portfolio”), all of the assets and liabilities of the Acquired Portfolio, were transferred to the Goldman Sachs Satellite Strategies Portfolio (the “Survivor Portfolio”) as of the close of business on May 16, 2014 (the “Reorganization”). As part of the Reorganization, holders of the Acquired Portfolio’s Class A, Class C, Institutional, Class IR and Class R Shares received the Survivor Portfolio’s Class A, Class C, Institutional, Class IR and Class R Shares, respectively in an amount equal to the aggregate net asset value of their investment in the Acquired Portfolio. The exchange was a tax-free event to shareholders.

2. SIGNIFICANT ACCOUNTING POLICIES

The financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America (“GAAP”) and require management to make estimates and assumptions that may affect the reported amounts and disclosures. Actual results may differ from those estimates and assumptions.

A.  Investment Valuation — The Portfolios’ valuation policy, as well as the Underlying Funds, is to value investments at fair value.

B.  Investment Income and Investments — Investment income includes interest income and dividend income, net of any foreign withholding taxes, less any amounts reclaimable. Interest income is accrued daily and adjusted for amortization of premiums and accretion of discounts. Dividend income is recognized on ex-dividend date or, for certain foreign securities, as soon as such information is obtained subsequent to the ex-dividend date. Capital gain distributions received from Underlying Funds are recognized on ex-dividend date. Investment transactions are reflected on trade date. Realized gains and losses are calculated using identified cost. Investment transactions are recorded on the following business day for daily net asset value (“NAV”) calculations. Any foreign capital gains tax is accrued daily based upon net unrealized gains, and is payable upon sale of such investments.

GOLDMAN SACHS FUND OF FUNDS PORTFOLIOS

2. SIGNIFICANT ACCOUNTING POLICIES (continued)

C.  Class Allocations and Expenses — Investment income, realized and unrealized gain (loss), and non-class specific expenses of each Portfolio are allocated daily based upon the proportion of net assets of each class. Class specific expenses, where applicable, are borne by the respective share classes and include Distribution and Service, Transfer Agent and Service and Shareholder Administration fees. Non-class specific expenses directly incurred by a Portfolio are charged to that Portfolio, while such expenses incurred by the Trust are allocated across the respective Funds on a straight-line and/or pro-rata basis depending upon the nature of the expenses.

Expenses included in the accompanying financial statements reflect the expenses of each Portfolio and do not include any expenses associated with the Underlying Funds. Because the Underlying Funds have varied expense and fee levels and the Portfolios may own different proportions of the Underlying Funds at different times, the amount of fees and expenses incurred indirectly by each Portfolio will vary.

D.  Federal Taxes and Distributions to Shareholders — It is each Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies (mutual funds) and to distribute each year substantially all of its investment company taxable income and capital gains to its shareholders. Accordingly, the Portfolios are not required to make any provisions for the payment of federal income tax. Distributions to shareholders are recorded on the ex-dividend date. Income and capital gains distributions, if any, are declared and paid according to the following schedule:

Portfolio	Income Distributions Declared/Paid	Capital Gains Distributions Declared/Paid
Balanced Strategy, Growth and Income Strategy and Satellite Strategies	Quarterly	Annually
Equity Growth Strategy and Growth Strategy	Annually	Annually

Net capital losses are carried forward to future fiscal years and may be used to the extent allowed by the Code to offset any future capital gains. Utilization of capital loss carryforwards will reduce the requirement of future capital gains distributions.

Under the Regulated Investment Company Modernization Act of 2010, the Portfolios are permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long term capital losses rather than being considered all short-term as under previous law.

The characterization of distributions to shareholders for financial reporting purposes is determined in accordance with federal income tax rules, which may differ from GAAP. The source of each Portfolio’s distributions may be shown in the accompanying financial statements as either from net investment income, net realized gain or capital. Certain components of the Portfolios’ net assets on the Statements of Assets and Liabilities reflect permanent GAAP/tax differences based on the appropriate tax character.

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS

The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs to valuation techniques used to measure fair value. The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). The levels used for classifying investments are not necessarily an indication of the risk associated with investing in these investments. The three levels of the fair value hierarchy are described below:

Level 1 — Unadjusted quoted prices in active markets that are accessible at the measurement date for identical, unrestricted assets or liabilities;

GOLDMAN SACHS FUND OF FUNDS PORTFOLIOS

Notes to Financial Statements (continued)

June 30, 2014 (Unaudited)

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

Level 2 — Quoted prices in markets that are not active or financial instruments for which significant inputs are observable (including, but not limited to, quoted prices for similar investments, interest rates, foreign exchange rates, volatility and credit spreads), either directly or indirectly;

Level 3 — Prices or valuations that require significant unobservable inputs (including GSAM’s assumptions in determining fair value measurement).

The Trustees have adopted Valuation Procedures that govern the valuation of the portfolio investments held by the Portfolios, including investments for which market quotations are not readily available. The Trustees have delegated to GSAM day-to-day responsibility for implementing and maintaining internal controls and procedures related to the valuation of the Portfolios’ portfolio investments. To assess the continuing appropriateness of pricing sources and methodologies, GSAM regularly performs price verification procedures and issues challenges as necessary to third party pricing vendors or brokers, and any differences are reviewed in accordance with the Valuation Procedures.

A.  Level 1 and Level 2 Fair Value Investments — The valuation techniques and significant inputs used in determining the fair values for investments classified as Level 1 and Level 2 are as follows:

Underlying Funds — Investments in the Underlying Funds are valued at the NAV per share of the Institutional Share class of each Underlying Fund on the day of valuation. Because each Portfolio invests primarily in other mutual funds that fluctuate in value, the Portfolios’ shares will correspondingly fluctuate in value. These investments are generally classified as Level 1 of the fair value hierarchy.

The Underlying Funds may invest in debt securities which, if market quotations are readily available, are valued daily on the basis of quotations supplied by dealers or an independent pricing service approved by the Trustees. The pricing services may use valuation models or matrix pricing, which consider: (i) yield or price with respect to bonds that are considered comparable in characteristics such as rating, interest rate and maturity date or (ii) quotations from securities dealers to determine current value. Short-term debt obligations that mature in sixty days or less and that do not exhibit signs of credit deterioration are valued at amortized cost, which approximates fair value. With the exception of treasury securities of G8 countries (not held in money market funds), which are generally classified as Level 1, these investments are generally classified as Level 2 of the fair value hierarchy.

The Underlying Funds may invest in equity securities and investment companies. Investments in equity securities and investment companies traded on a United States (“U.S.”) securities exchange or the NASDAQ system, or those located on certain foreign exchanges, including but not limited to the Americas, are valued daily at their last sale price or official closing price on the principal exchange or system on which they are traded. If no sale occurs, equity securities and exchange traded investment companies are valued at the last bid price for long positions and at the last ask price for short positions. Investments in investment companies (other than those that are exchange traded) are valued at the NAV on the valuation date. To the extent these investments are actively traded, they are classified as Level 1 of the fair value hierarchy, otherwise they are generally classified as Level 2.

Unlisted equity securities for which market quotations are available are valued at the last sale price on the valuation date, or if no sale occurs, at the last bid price. Securities traded on certain foreign securities exchanges are valued daily at fair value determined by an independent fair value service (if available) under Valuation Procedures approved by the Trustees and consistent with applicable regulatory guidance. The independent fair value service takes into account multiple factors including, but not limited to, movements in the securities markets, certain depositary receipts, futures contracts and foreign currency exchange rates that have occurred subsequent to the close of the foreign securities exchange. These investments are generally classified as Level 2 of the fair value hierarchy.

Short Term Investments — Short-term investments having a maturity of 60 days or less are generally valued at amortized cost which approximates fair market value. These investments are classified as Level 2 of the fair value hierarchy.

Repurchase Agreements — Repurchase agreements involve the purchase of securities subject to the seller’s agreement to repurchase the securities at a mutually agreed upon date and price, under the terms of a Master Repurchase Agreement

GOLDMAN SACHS FUND OF FUNDS PORTFOLIOS

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

(“MRA”). During the term of a repurchase agreement, the value of the underlying securities held as collateral on behalf of a Portfolio, including accrued interest, is required to exceed the value of the repurchase agreement, including accrued interest. The underlying securities for all repurchase agreements are held at the Portfolios’ custodian or designated sub-custodians under tri-party repurchase agreements.

An MRA governs transactions between a Portfolio and select counterparties. An MRA contains provisions for, among other things, initiation, income payments, events of default and maintenance of securities for repurchase agreements. An MRA also permits offsetting with collateral to create one single net payment in the event of default or similar events, including the bankruptcy or insolvency of a counterparty.

If the seller defaults, a Portfolio could suffer a loss to the extent that the proceeds from the sale of the underlying securities and other collateral held by the Portfolio are less than the repurchase price and the Portfolio’s costs associated with delay and enforcement of the repurchase agreement. In addition, in the event of default or insolvency of the seller, a court could determine that a Portfolio’s interest in the collateral is not enforceable, resulting in additional losses to the Portfolio.

Pursuant to exemptive relief granted by the Securities and Exchange Commission (“SEC”) and terms and conditions contained therein, the Portfolios, together with other funds of the Trust and registered investment companies having management agreements with GSAM or its affiliates, may transfer uninvested cash into joint accounts, the daily aggregate balance of which is invested in one or more repurchase agreements. Under these joint accounts, the Portfolios maintain pro-rata credit exposure to the underlying repurchase agreements’ counterparties. With the exception of certain transaction fees, the Portfolios are not subject to any expenses in relation to these investments.

B.  Level 3 Fair Value Investments — To the extent that the aforementioned significant inputs are unobservable, or if quotations are not readily available, or if GSAM believes that such quotations do not accurately reflect fair value, the fair value of the Portfolios’ investments may be determined under Valuation Procedures approved by the Trustees. GSAM, consistent with its procedures and applicable regulatory guidance, may make an adjustment to the most recent valuation prices of either domestic or foreign securities in light of significant events to reflect what it believes to be the fair value of the securities at the time of determining a Portfolio’s NAV. Significant events which could affect a large number of securities in a particular market may include, but are not limited to: significant fluctuations in U.S. or foreign markets; market dislocations; market disruptions; or unscheduled market closings. Significant events which could also affect a single issuer may include, but are not limited to: corporate actions such as reorganizations, mergers and buy-outs; ratings downgrades; and bankruptcies.

C.  Fair Value Hierarchy — The following is a summary of the Portfolios’ investments classified in the fair value hierarchy as of June 30, 2014:

BALANCED STRATEGY

Investment Type	Level 1	Level 2	Level 3
Assets
Equity Underlying Funds	$174,340,838	$—	$—
Fixed Income Underlying Funds	258,925,241	—	—
Dynamic Underlying Funds	82,935,830	—	—
Total	$516,201,909	$—	$—

GOLDMAN SACHS FUND OF FUNDS PORTFOLIOS

Notes to Financial Statements (continued)

June 30, 2014 (Unaudited)

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

EQUITY GROWTH STRATEGY

Investment Type	Level 1	Level 2	Level 3
Assets
Equity Underlying Funds	$401,340,481	$—	$—
Fixed Income Underlying Funds	12,688,473	—	—
Short-term Investments	—	200,000	—
Total	$414,028,954	$200,000	$—

GROWTH AND INCOME STRATEGY

Investment Type	Level 1	Level 2	Level 3
Assets
Equity Underlying Funds	$586,041,564	$—	$—
Fixed Income Underlying Funds	310,442,443	—	—
Dynamic Underlying Funds	171,502,765	—	—
Total	$1,067,986,772	$—	$—

GROWTH STRATEGY

Investment Type	Level 1	Level 2	Level 3
Assets
Equity Underlying Funds	$668,651,776	$—	$—
Fixed Income Underlying Funds	100,909,767	—	—
Dynamic Underlying Funds	147,145,988	—	—
Total	$916,707,531	$—	$—

SATELLITE STRATEGIES

Investment Type	Level 1	Level 2	Level 3
Assets
Equity Underlying Funds	$672,759,489	$—	$—
Fixed Income Underlying Funds	680,651,755	—	—
Total	$1,353,411,244	$—	$—

For further information regarding security characteristics, see the Schedules of Investments.

4. AGREEMENTS AND AFFILIATED TRANSACTIONS

A.  Management Agreement — Under the Agreement, GSAM manages the Portfolios, subject to the general supervision of the Trustees.

As compensation for the services rendered pursuant to the Agreement, the assumption of the expenses related thereto and administration of the Portfolios’ business affairs, including providing facilities, GSAM is entitled to a management fee, accrued

GOLDMAN SACHS FUND OF FUNDS PORTFOLIOS

4. AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

daily and paid monthly, equal to an annual percentage rate of average daily net assets of 0.124% for the Satellite Strategies Portfolio and 0.15% for each of the other Portfolios.

B.  Distribution and Service Plans — The Trust, on behalf of each Portfolio, has adopted Distribution and Service Plans (the “Plans”). Under the Plans, Goldman Sachs, which serves as distributor (the “Distributor”), is entitled to a fee accrued daily and paid monthly, for distribution services and personal and account maintenance services, which may then be paid by Goldman Sachs to authorized dealers, at the following annual rates calculated on a Portfolio’s average daily net assets of each respective share class:

	Distribution and Service Plan Rates
	Class A*	Class B	Class C	Class R*
Distribution Plan	0.25%	0.75%	0.75%	0.50%
Service Plan	—	0.25	0.25	—

*	With respect to Class A and Class R Shares, the Distributor at its discretion may use compensation for distribution services paid under the Distribution Plan to compensate service organizations for personal and account maintenance services and expenses as long as such total compensation does not exceed the maximum cap on “service fees” imposed by the Financial Industry Regulatory Authority.

C.  Distribution Agreement — Goldman Sachs, as Distributor of the shares of the Portfolios pursuant to a Distribution Agreement, may retain a portion of the Class A front end sales charge and Class B and Class C Shares’ CDSC. During the six months ended June 30, 2014, Goldman Sachs advised that it retained the following amounts. There were no amounts retained for Class B during this period.

	Front End Sales Charge	Contingent Deferred Sales Charge
Portfolio	Class A	Class C
Balanced Strategy	$7,602	$7
Equity Growth Strategy	8,044	338
Growth and Income Strategy	19,550	434
Growth Strategy	19,535	127
Satellite Strategies	14,014	—

D.  Service Plan and Shareholder Administration Plan — The Trust, on behalf of each Portfolio that offers Service Shares, has adopted a Service Plan and a Shareholder Administration Plan. These plans allow for service organizations to provide varying levels of personal and account maintenance and shareholder administration services to their customers who are beneficial owners of such shares. The Service Plan and Shareholder Administration Plan each provide for compensation to the service organizations which is accrued daily and paid monthly at an annual rate of 0.25% (0.50% in aggregate) of the average daily net assets of the Service Shares.

E.  Transfer Agency Agreement — Goldman Sachs also serves as the transfer agent of the Portfolios for a fee pursuant to Transfer Agency Agreement. The fees charged for such transfer agency services are accrued daily and paid monthly at annual rates as follows: 0.19% of the average daily net assets of Class A, Class B, Class C, Class IR and Class R Shares; and 0.04% of the average daily net assets of Institutional and Service Shares.

F.  Other Expense Agreements and Affiliated Transactions — GSAM has agreed to limit certain “Other Expense” of the Portfolios (excluding transfer agent fees and expenses, service fees and shareholder administration fees (as applicable), taxes, interest, brokerage fees, shareholder meetings, litigation, indemnification and extraordinary expenses) to the extent such expenses

GOLDMAN SACHS FUND OF FUNDS PORTFOLIOS

Notes to Financial Statements (continued)

June 30, 2014 (Unaudited)

4. AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

exceed, on an annual basis, a percentage rate of the average daily net assets of each Portfolio. Such Other Expense reimbursements, if any, are accrued daily and paid monthly and are disclosed in the Statements of Operations for the six months ended June 30, 2014. In addition, the Portfolios are not obligated to reimburse GSAM for prior fiscal year expense reimbursements, if any. The Other Expense limitations as an annual percentage rate of average daily net assets are 0.01% for the Satellite Strategies Portfolio and 0.004% for each other Portfolio. These Other Expense limitations will remain in place through at least April 30, 2015, and prior to such date GSAM may not terminate the arrangements without the approval of the Trustees. The Portfolios bear their respective share of costs related to proxy and shareholder meetings, and GSAM has agreed to reimburse each Portfolio to the extent such expenses exceed a specified percentage of the Portfolio’s net assets. In addition, the Portfolios have entered into certain offset arrangements with the custodian and the transfer agent, which may result in a reduction of the Portfolios’ expenses and are received irrespective of the application of the “Other Expense” limitations described above.

As of June 30, 2014, the amounts owed to affiliates of the Portfolios were as follows:

Portfolio	Management Fees	Distribution and Service Fees	Transfer Agent Fees	Total
Balanced Strategy	$63,682	$106,584	$50,561	$220,827
Equity Growth Strategy	50,767	131,169	48,026	229,962
Growth and Income Strategy	131,173	274,816	115,567	521,556
Growth Strategy	113,093	289,635	110,025	512,753
Satellite Strategies	137,871	148,818	101,081	387,770

G.  Line of Credit Facility — As of June 30, 2014, the Portfolios participated in a $1,080,000,000 committed, unsecured revolving line of credit facility (the “facility”) together with other funds of the Trust and registered investment companies having management agreements with GSAM or its affiliates (“Other Borrowers”). Pursuant to the terms of the facility, the Portfolios and Other Borrowers could increase the credit amount by an additional $120,000,000, for a total of up to $1,200,000,000. This facility is to be used solely for temporary or emergency purposes, which may include the funding of redemptions. The interest rate on borrowings is based on the federal funds rate. The facility also requires a fee to be paid by the Portfolios based on the amount of the commitment that has not been utilized. For the six months ended June 30, 2014, the Portfolios did not have any borrowings under the facility.

GOLDMAN SACHS FUND OF FUNDS PORTFOLIOS

4. AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

H.  Other Transactions with Affiliates — The Portfolios invest primarily in the Institutional Shares of the Underlying Funds. These Underlying Funds are considered to be affiliated with the Portfolios. The tables below show the transactions in and earnings from investments in these affiliated Funds for the six months ended June 30, 2014 (in thousands):

Balanced Strategy Portfolio
Underlying Funds	Market Value 12/31/2013	Purchases at Cost*	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Gain (Loss)	Market Value 6/30/2014	Dividend Income
Goldman Sachs Commodity Strategy Fund	$16,995	$964	$(2,945)	$96	$721	$15,831	$6
Goldman Sachs Dynamic Allocation Fund	71,978	2,936	(12,492)	392	2,063	64,877	—
Goldman Sachs Emerging Markets Debt Fund	7,581	13,362	(3,774)	(26)	842	17,985	307
Goldman Sachs Emerging Markets Equity Insights Fund	9,288	20,432	(2,750)	18	1,126	28,114	—
Goldman Sachs Global Income Fund	194,022	7,079	(60,708)	(218)	5,525	145,700	2,141
Goldman Sachs High Yield Fund	25,722	1,394	(4,549)	60	460	23,087	727
Goldman Sachs International Equity Insights Fund	59,109	1,470	(21,727)	3,623	(1,289)	41,186	—
Goldman Sachs International Real Estate Securities Fund	4,618	247	(910)	184	(20)	4,119	67
Goldman Sachs International Small Cap Insights Fund	7,061	262	(1,477)	701	(407)	6,140	—
Goldman Sachs Large Cap Growth Insights Fund	39,179	935	(21,628)	5,506	(3,045)	20,947	—
Goldman Sachs Large Cap Value Fund	12,423	4,664	(2,348)	669	398	15,806	—
Goldman Sachs Large Cap Value Insights Fund	28,810	11,168	(5,484)	1,536	662	36,692	177
Goldman Sachs Local Emerging Markets Debt Fund	5,645	13,370	(1,066)	(10)	112	18,051	156
Goldman Sachs Managed Futures Strategy Fund	20,597	1,648	(3,436)	(14)	(736)	18,059	—
Goldman Sachs Real Estate Securities Fund	4,535	178	(1,308)	787	(100)	4,092	59
Goldman Sachs Small Cap Equity Insights Fund	7,839	4,823	(4,758)	1,268	(866)	8,306	—
Goldman Sachs Strategic Growth Fund	16,678	400	(8,678)	771	(233)	8,938	—
Goldman Sachs Strategic Income Fund	43,113	2,899	(7,362)	5	(383)	38,272	527
Total	$575,193	$88,231	$(167,400)	$15,348	$4,830	$516,202	$4,167

Equity Growth Strategy Portfolio
Underlying Funds	Market Value 12/31/2013	Purchases at Cost*	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Gain (Loss)	Market Value 6/30/2014	Dividend Income
Goldman Sachs Commodity Strategy Fund	$11,895	$999	$(826)	$89	$532	$12,689	$5
Goldman Sachs Emerging Markets Equity Insights Fund	27,577	19,452	(2,253)	172	2,101	47,049	—
Goldman Sachs International Equity Insights Fund	146,252	3,021	(21,338)	5,862	564	134,361	—
Goldman Sachs International Real Estate Securities Fund	8,081	561	(717)	100	233	8,258	133
Goldman Sachs International Small Cap Insights Fund	12,358	538	(1,136)	520	31	12,311	—
Goldman Sachs Large Cap Growth Insights Fund	63,459	1,305	(12,541)	6,358	(1,207)	57,374	—
Goldman Sachs Large Cap Value Fund	26,119	2,646	(2,338)	904	1,312	28,643	—
Goldman Sachs Large Cap Value Insights Fund	60,491	6,267	(4,913)	2,234	2,309	66,388	376
Goldman Sachs Real Estate Securities Fund	7,936	289	(1,271)	655	597	8,206	112
Goldman Sachs Small Cap Equity Insights Fund	15,735	716	(2,808)	785	(232)	14,196	—
Goldman Sachs Strategic Growth Fund	27,077	560	(4,267)	1,228	(44)	24,554	—
Total	$406,980	$36,354	$(54,408)	$18,907	$6,196	$414,029	$626

*	Includes reinvestment of distributions.

GOLDMAN SACHS FUND OF FUNDS PORTFOLIOS

Notes to Financial Statements (continued)

June 30, 2014 (Unaudited)

4. AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

Growth and Income Strategy Portfolio
Underlying Funds	Market Value 12/31/2013	Purchases at Cost*	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Gain (Loss)	Market Value 6/30/2014	Dividend Income
Goldman Sachs Commodity Strategy Fund	$30,718	$2,218	$(1,817)	$125	$1,489	$32,733	$12
Goldman Sachs Dynamic Allocation Fund	130,363	6,351	(7,594)	236	4,800	134,156	—
Goldman Sachs Emerging Markets Debt Fund	3,702	23,887	(2,038)	54	962	26,567	352
Goldman Sachs Emerging Markets Equity Insights Fund	39,521	41,300	(2,845)	71	3,604	81,651	—
Goldman Sachs Global Income Fund	189,875	7,345	(68,038)	1,713	3,551	134,446	2,124
Goldman Sachs High Yield Fund	36,058	2,339	(2,118)	30	727	37,036	1,075
Goldman Sachs International Equity Insights Fund	192,123	5,609	(36,334)	8,506	(51)	169,853	—
Goldman Sachs International Real Estate Securities Fund	12,521	819	(1,074)	170	342	12,778	207
Goldman Sachs International Small Cap Insights Fund	19,148	849	(1,806)	830	24	19,045	—
Goldman Sachs Large Cap Growth Insights Fund	103,417	2,791	(36,834)	15,595	(8,110)	76,859	—
Goldman Sachs Large Cap Value Fund	36,439	9,729	(2,230)	853	2,454	47,245	—
Goldman Sachs Large Cap Value Insights Fund	84,553	23,311	(5,207)	2,186	4,542	109,385	560
Goldman Sachs Local Emerging Markets Debt Fund	—	26,896	—	—	—	26,896	—
Goldman Sachs Managed Futures Strategy Fund	37,007	3,803	(2,120)	5	(1,350)	37,345	—
Goldman Sachs Real Estate Securities Fund	12,297	555	(2,090)	1,262	670	12,694	174
Goldman Sachs Small Cap Equity Insights Fund	20,556	9,045	(7,003)	1,927	(878)	23,647	—
Goldman Sachs Strategic Growth Fund	44,165	1,196	(14,166)	3,362	(1,671)	32,886	—
Goldman Sachs Strategic Income Fund	51,636	4,645	(3,028)	5	(493)	52,765	668
Total	$1,044,099	$172,688	$(196,342)	$36,930	$10,612	$1,067,987	$5,172

*	Includes reinvestment of distributions.

GOLDMAN SACHS FUND OF FUNDS PORTFOLIOS

4. AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

Growth Strategy Portfolio
Underlying Funds	Market Value 12/31/2013	Purchases at Cost*	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Gain (Loss)	Market Value 6/30/2014	Dividend Income
Goldman Sachs Commodity Strategy Fund	$26,747	$1,726	$(1,781)	$149	$1,250	$28,091	$10
Goldman Sachs Dynamic Allocation Fund	113,411	4,763	(7,423)	265	4,087	115,103	—
Goldman Sachs Emerging Markets Debt Fund	—	13,825	(373)	10	231	13,693	79
Goldman Sachs Emerging Markets Equity Insights Fund	49,214	34,168	(4,167)	168	4,244	83,627	—
Goldman Sachs Global Income Fund	16,556	259	(17,118)	(301)	604	—	—
Goldman Sachs High Yield Fund	22,461	1,163	(1,501)	91	380	22,594	667
Goldman Sachs International Equity Insights Fund	241,090	3,347	(43,052)	11,708	(1,139)	211,954	114
Goldman Sachs International Real Estate Securities Fund	14,535	787	(1,300)	195	398	14,615	236
Goldman Sachs International Small Cap Insights Fund	22,226	714	(2,140)	987	1	21,788	—
Goldman Sachs Large Cap Growth Insights Fund	118,465	1,592	(36,960)	17,405	(8,570)	91,932	—
Goldman Sachs Large Cap Value Fund	43,855	4,964	(3,009)	1,166	2,739	49,715	—
Goldman Sachs Large Cap Value Insights Fund	101,821	12,461	(7,026)	3,187	4,792	115,235	660
Goldman Sachs Local Emerging Markets Debt Fund	—	13,895	—	—	(0)	13,895	—
Goldman Sachs Managed Futures Strategy Fund	32,205	3,092	(2,078)	3	(1,180)	32,042	—
Goldman Sachs Real Estate Securities Fund	14,277	408	(2,409)	1,459	785	14,520	201
Goldman Sachs Small Cap Equity Insights Fund	23,031	8,006	(6,259)	1,819	(733)	25,864	—
Goldman Sachs Strategic Growth Fund	50,537	681	(13,812)	3,896	(1,899)	39,403	—
Goldman Sachs Strategic Income Fund	22,470	1,862	(1,485)	2	(212)	22,637	290
Total	$912,901	$107,713	$(151,893)	$42,209	$5,778	$916,708	$2,257

Satellite Strategies Portfolio
Underlying Funds	Market Value 12/31/2013	Purchases at Cost*	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Gain (Loss)	Market Value 6/30/2014	Dividend Income
Goldman Sachs Commodity Strategy Fund	$147,260	$984	$(11,254)	$(647)	$7,993	$144,336	$56
Goldman Sachs Emerging Markets Debt Fund	164,081	12,593	(12,905)	(1,551)	10,810	173,028	3,915
Goldman Sachs Emerging Markets Equity Fund	71,723	421	(11,905)	(322)	5,498	65,415	—
Goldman Sachs Emerging Markets Equity Insights Fund	85,722	653	(11,142)	(966)	4,859	79,126	—
Goldman Sachs High Yield Floating Rate Fund	66,133	5,701	(5,148)	(17)	(33)	66,636	1,178
Goldman Sachs High Yield Fund	181,625	11,566	(34,359)	(824)	4,512	162,520	5,114
Goldman Sachs International Real Estate Securities Fund	147,739	23,544	(14,878)	(629)	7,207	162,983	2,573
Goldman Sachs International Small Cap Fund	83,266	481	(17,704)	3,797	(480)	69,360	—
Goldman Sachs International Small Cap Insights Fund	124,453	861	(26,001)	4,389	674	104,376	—
Goldman Sachs Local Emerging Markets Debt Fund	117,929	23,347	(9,556)	(1,860)	4,273	134,133	3,461
Goldman Sachs Real Estate Securities Fund	142,747	37,066	(12,408)	286	23,807	191,498	2,211
Total	$1,332,678	$117,217	$(167,260)	$1,656	$69,120	$1,353,411	$18,508

*	Includes reinvestment of distributions.

As of June 30, 2014, the Goldman Sachs Philanthropy Fund was the beneficial owner of 31% of the outstanding Shares of the Balanced Strategy Portfolio.

GOLDMAN SACHS FUND OF FUNDS PORTFOLIOS

Notes to Financial Statements (continued)

June 30, 2014 (Unaudited)

5. PORTFOLIO SECURITIES TRANSACTIONS

The cost of purchases and proceeds from sales and maturities of long-term securities for the six months ended June 30, 2014, were as follows:

Portfolio	Purchases	Sales
Balanced Strategy	$88,230,449	$167,400,112
Equity Growth Strategy	36,353,486	54,407,512
Growth and Income Strategy	172,689,197	196,342,309
Growth Strategy	107,713,870	151,892,949
Satellite Strategies	91,327,165	167,259,701

6. TAX INFORMATION

As of the Portfolios’ most recent fiscal year end, December 31, 2013, the Portfolios’ capital loss carryforwards and certain timing differences on a tax basis were as follows:

	Balanced Strategy	Equity Growth Strategy	Growth and Income Strategy	Growth Strategy	Satellite Strategies
Capital loss carryforwards:(1)
Expiring 2016	$—	$(46,668,527)	$(106,482,891)	$(144,662,145)	$—
Expiring 2017	—	(109,415,161)	(358,977,420)	(372,899,651)	—
Expiring 2018	(26,308,041)	(76,608,179)	(187,607,636)	(181,275,105)	—
Perpetual Short-term	—	—	—	—	—
Perpetual Long-term	—	(35,003,218)	—	(62,210,460)	—
Total capital loss carryforwards	$(26,308,041)	$(267,695,085)	$(653,067,947)	$(761,047,361)	$—
Timing differences (Post October Loss Deferrals)	—	—	(1,515,717)	(145,572)	—

(1)	With the exception of perpetual capital loss carryforwards, expiration occurs on December 31 of the year indicated.

As of June 30, 2014, the Portfolios’ aggregate security unrealized gains and losses based on cost for U.S. federal income tax purposes were as follows:

	Balanced Strategy	Equity Growth Strategy	Growth and Income Strategy	Growth Strategy	Satellite Strategies
Tax Cost	$507,321,153	$355,109,370	$979,027,973	$790,484,023	$1,266,997,159
Gross unrealized gain	24,301,796	99,652,241	120,884,082	161,925,071	144,226,519
Gross unrealized loss	(15,421,040)	(40,532,657)	(31,925,283)	(35,701,563)	(57,812,434)
Net unrealized security gain	$8,880,756	$59,119,584	$88,958,799	$126,223,508	$86,414,085

The differences between GAAP-basis and tax-basis unrealized gains (losses) is attributable primarily to wash sales and differences in the tax treatment of Underlying Fund investments.

GSAM has reviewed the Portfolios’ tax positions for all open tax years (the current and prior three years, as applicable) and has concluded that no provision for income tax is required in the Portfolios’ financial statements. Such open tax years remain subject to examination and adjustment by tax authorities.

GOLDMAN SACHS FUND OF FUNDS PORTFOLIOS

7. OTHER RISKS

The Portfolios’ risks include, but are not limited to, the following:

Investments in the Underlying Funds — The investments of a Portfolio are concentrated in the Underlying Funds, and the Portfolio’s investment performance is directly related to the investment performance of the Underlying Funds it holds. A Portfolio is subject to the risk factors associated with the investments of the Underlying Funds in direct proportion to the amount of assets allocated to each. A Portfolio that has a relative concentration of its portfolio in a single Underlying Fund may be more susceptible to adverse developments affecting that Underlying Fund, and may be more susceptible to losses because of these developments.

Large Shareholder Redemptions Risk — A Portfolio or an Underlying Fund may experience adverse effects when certain large shareholders, such as other funds, institutional investors (including those trading by use of non-discretionary mathematical formulas), financial intermediaries (who may make investment decisions on behalf of underlying clients and/or include a Portfolio or an Underlying Fund in their investment model), individuals, accounts and Goldman Sachs affiliates, purchase or redeem large amounts of shares of a Portfolio or an Underlying Fund. Such large shareholder redemptions may cause a Portfolio or an Underlying Fund to sell portfolio securities at times when it would not otherwise do so, which may negatively impact the Portfolio’s or the Underlying Fund’s NAV and liquidity. Similarly, large Portfolio or Underlying Fund share purchases may adversely affect a Portfolio’s or an Underlying Fund’s performance to the extent that the Portfolio or the Underlying Fund is delayed in investing new cash and is required to maintain a larger cash position than it ordinarily would. These transactions may also accelerate the realization of taxable income to shareholders if such sales of investments resulted in gains, and may also increase transaction costs. In addition, a large redemption could result in a Portfolio’s or an Underlying Fund’s current expenses being allocated over a smaller asset base, leading to an increase in the expense ratio of the Portfolio or the Underlying Fund.

Liquidity Risk — The Portfolios may make investments that are illiquid or that may become less liquid in response to market developments or adverse investor perceptions. Illiquid investments may be more difficult to value. Liquidity risk may also refer to the risk that a Portfolio will not be able to pay redemption proceeds within the allowable time period because of unusual market conditions, an unusually high volume of redemption requests, or other reasons. To meet redemption requests, a Portfolio may be forced to sell investments at an unfavorable time and/or under unfavorable conditions.

Market and Credit Risks — In the normal course of business, the Portfolios trade financial instruments and enter into financial transactions where risk of potential loss exists due to changes in the market (market risk). Additionally, the Portfolios may also be exposed to credit risk in the event that an issuer or guarantor fails to perform or that an institution or entity with which the Portfolios have unsettled or open transactions defaults.

Investing in foreign markets may involve special risks and considerations not typically associated with investing in the U.S. Foreign securities may be subject to risk of loss because of more or less foreign government regulation, less public information and less economic, political and social stability in the countries in which the Portfolios invest. Loss may also result from the imposition of exchange controls, confiscations and other government restrictions by the United States or other governments, or from problems in registration, settlement or custody. Foreign risk also involves the risk of negative foreign currency rate fluctuations, which may cause the value of securities denominated in such foreign currency (or other instruments through which the Portfolios have exposure to foreign currencies) to decline in value. Currency exchange rates may fluctuate significantly over short periods of time. To the extent that the Portfolios also invests in securities of issuers located in emerging markets, these risks may be more pronounced.

8. INDEMNIFICATIONS

Under the Trust’s organizational documents, its Trustees, officers, employees and agents are indemnified, to the extent permitted by the Act and state law, against certain liabilities that may arise out of performance of their duties to the Portfolios. Additionally, in the course of business, the Portfolios enter into contracts that contain a variety of indemnification clauses. The Portfolios’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Portfolios that have not yet occurred. However, GSAM believes the risk of loss under these arrangements to be remote.

GOLDMAN SACHS FUND OF FUNDS PORTFOLIOS

Notes to Financial Statements (continued)

June 30, 2014 (Unaudited)

9. OTHER MATTERS

Mergers and Reorganizations — At a meeting held on February 11, 2014, the Board of Trustees of the Trust approved the Reorganization Agreement providing for the tax-free acquisition by the Survivor Portfolio of the assets and liabilities of the Acquired Portfolio. The acquisition was completed as of the close of business on May 16, 2014.

Pursuant to the Reorganization Agreement, the assets and liabilities of the Acquired Portfolio were transferred in exchange for the Goldman Sachs Satellite Strategies Portfolio’s Class A, Class C, Institutional, Class IR and Class R Shares, which were then redistributed to the Acquired Portfolio’s shareholders, in a tax-free exchange as follows:

Acquired Portfolio/The Survivor Portfolio	Exchanged Shares of Survivor Issued	Value of Exchanged Shares	Acquired Portfolio’s Shares Outstanding as of May 16, 2014
Income Strategies Portfolio, Class A/ Satellite Strategies Portfolio, Class A	$1,059,709	$8,986,329	$1,008,760
Income Strategies Portfolio, Class C/ Satellite Strategies Portfolio, Class C	1,042,640	8,779,032	980,863
Income Strategies Portfolio, Institutional Class/ Satellite Strategies Portfolio, Institutional Class	666,837	5,648,133	637,571
Income Strategies Portfolio, Class IR/ Satellite Strategies Portfolio, Class IR	337,317	2,857,060	321,268
Income Strategies Portfolio, Class R/ Satellite Strategies Portfolio, Class R	16,067	135,602	15,166

The following chart shows the Portfolio’s and Acquired Portfolio’s aggregate net assets (immediately before and after the completion of the acquisition).

Acquired Portfolio/The Survivor Portfolio	The Survivor Portfolio’s Aggregate Net Assets before reorganization	Acquired Portfolio’s Aggregate Net Assets before reorganization	Acquired Portfolio’s Unrealized Appreciation	The Survivor Portfolio’s Aggregate Net Assets Immediately after reorganization
Income Strategies Portfolio/ Satellite Strategies Portfolio	$1,314,061,535	$26,406,156	$605,017	$1,340,467,691

10. SUBSEQUENT EVENTS

Subsequent events after the Statement of Assets and Liabilities date have been evaluated through the date the financial statements were issued. GSAM has concluded that there is no impact requiring adjustment or disclosure in the financial statements.

GOLDMAN SACHS FUND OF FUNDS PORTFOLIOS

11. SUMMARY OF SHARE TRANSACTIONS

Share activity is as follows:

	Balanced Strategy Portfolio

	For the Six Months Ended June 30, 2014 (Unaudited)		For the Fiscal Year Ended December 31, 2013

	Shares	Dollars	Shares	Dollars

Class A Shares
Shares sold	869,154	$9,788,541	1,995,871	$21,765,218
Reinvestment of distributions	80,870	919,378	442,633	4,876,042
Shares converted from Class B(a)	10,992	124,522	45,998	502,786
Shares redeemed	(2,064,665)	(23,243,314)	(6,598,332)	(72,015,165)
	(1,103,649)	(12,410,873)	(4,113,830)	(44,871,119)
Class B Shares
Shares sold	5,934	66,994	38,356	416,745
Reinvestment of distributions	1,189	13,480	20,388	226,271
Shares converted to Class A(a)	(10,992)	(124,522)	(46,030)	(502,786)
Shares redeemed	(230,201)	(2,595,485)	(538,830)	(5,890,497)
	(234,070)	(2,639,533)	(526,116)	(5,750,267)
Class C Shares
Shares sold	217,530	2,433,134	678,673	7,379,568
Reinvestment of distributions	7,592	86,073	98,733	1,093,819
Shares redeemed	(788,811)	(8,849,038)	(1,807,729)	(19,717,227)
	(563,689)	(6,329,831)	(1,030,323)	(11,243,840)
Institutional Shares
Shares sold	2,921,012	32,722,071	12,048,804	133,208,886
Reinvestment of distributions	161,329	1,834,164	743,349	8,192,315
Shares redeemed	(7,931,060)	(89,296,978)	(10,389,336)	(113,600,227)
	(4,848,719)	(54,740,743)	2,402,817	27,800,974
Service Shares
Shares sold	18,985	217,442	38,390	414,907
Reinvestment of distributions	192	2,165	1,543	17,074
Shares redeemed	(50,977)	(591,528)	(75,483)	(821,327)
	(31,800)	(371,921)	(35,550)	(389,346)
Class IR Shares
Shares sold	71,400	815,608	308,262	3,358,922
Reinvestment of distributions	2,349	26,623	5,687	62,667
Shares redeemed	(21,197)	(237,010)	(46,364)	(509,739)
	52,552	605,221	267,585	2,911,850
Class R Shares
Shares sold	150,260	1,678,750	262,194	2,867,266
Reinvestment of distributions	1,863	21,110	15,595	171,405
Shares redeemed	(174,580)	(1,962,675)	(554,586)	(6,058,969)
	(22,457)	(262,815)	(276,797)	(3,020,298)
NET DECREASE	(6,751,832)	$(76,150,495)	(3,312,214)	$(34,562,046)

(a)	Class B Shares convert into Class A Shares on or about the fifteenth day of the last month of the calendar quarter that is eight years after the initial purchase date of either the Portfolio or another Goldman Sachs Fund.

GOLDMAN SACHS FUND OF FUNDS PORTFOLIOS

Notes to Financial Statements (continued)

June 30, 2014 (Unaudited)

11. SUMMARY OF SHARE TRANSACTIONS (continued)

Share activity is as follows:

	Equity Growth Strategy Portfolio

	For the Six Months Ended June 30, 2014 (Unaudited)		For the Fiscal Year Ended December 31, 2013

	Shares	Dollars	Shares	Dollars

Class A Shares
Shares sold	522,976	$7,552,431	1,184,590	$15,387,971
Reinvestment of distributions	—	—	152,642	2,173,609
Shares converted from Class B(a)	42,858	626,120	49,269	650,138
Shares redeemed	(1,187,734)	(17,213,190)	(3,304,708)	(42,583,655)
	(621,900)	(9,034,639)	(1,918,207)	(24,371,937)
Class B Shares
Shares sold	2,144	29,284	10,846	129,791
Reinvestment of distributions	—	—	8,090	110,987
Shares converted to Class A(a)	(44,592)	(626,120)	(51,368)	(650,138)
Shares redeemed	(210,317)	(2,949,018)	(380,562)	(4,730,293)
	(252,765)	(3,545,854)	(412,994)	(5,139,653)
Class C Shares
Shares sold	201,668	2,783,546	531,158	6,597,539
Reinvestment of distributions	—	—	59,178	806,600
Shares redeemed	(660,055)	(9,121,011)	(1,894,072)	(23,452,250)
	(458,387)	(6,337,465)	(1,303,736)	(16,048,111)
Institutional Shares
Shares sold	956,124	13,972,027	1,441,266	19,109,972
Reinvestment of distributions	—	—	161,457	2,318,520
Shares redeemed	(918,965)	(13,487,461)	(799,416)	(10,373,589)
	37,159	484,566	803,307	11,054,903
Service Shares
Shares sold	1,883	27,430	22,408	282,030
Reinvestment of distributions	—	—	396	5,624
Shares redeemed	(1,457)	(21,048)	(14,170)	(177,386)
	426	6,382	8,634	110,268
Class IR Shares
Shares sold	34,324	501,260	290,391	3,716,876
Reinvestment of distributions	—	—	4,808	67,648
Shares redeemed	(20,282)	(286,208)	(73,012)	(936,829)
	14,042	215,052	222,187	2,847,695
Class R Shares
Shares sold	10,316	147,409	44,627	567,525
Reinvestment of distributions	—	—	3,196	45,154
Shares redeemed	(40,014)	(582,374)	(208,698)	(2,682,118)
	(29,698)	(434,965)	(160,875)	(2,069,439)
NET DECREASE	(1,311,123)	$(18,646,923)	(2,761,684)	$(33,616,274)

(a)	Class B Shares convert into Class A Shares on or about the fifteenth day of the last month of the calendar quarter that is eight years after the initial purchase date of either the Portfolio or another Goldman Sachs Fund.

GOLDMAN SACHS FUND OF FUNDS PORTFOLIOS

11. SUMMARY OF SHARE TRANSACTIONS (continued)

Share activity is as follows:

	Growth and Income Strategy Portfolio

	For the Six Months Ended June 30, 2014 (Unaudited)		For the Fiscal Year Ended December 31, 2013

	Shares	Dollars	Shares	Dollars

Class A Shares
Shares sold	1,578,417	$19,436,759	3,221,984	$37,286,381
Reinvestment of distributions	54,596	679,650	677,337	8,145,519
Shares converted from Class B(a)	27,252	337,574	69,634	816,695
Shares redeemed	(4,489,288)	(55,070,669)	(13,006,747)	(150,580,761)
	(2,829,023)	(34,616,686)	(9,037,792)	(104,332,166)
Class B Shares
Shares sold	10,454	124,461	41,719	480,488
Reinvestment of distributions	—	—	52,103	625,762
Shares converted to Class A(a)	(27,549)	(337,574)	(70,238)	(816,695)
Shares redeemed	(850,732)	(10,383,344)	(1,658,694)	(19,126,197)
	(867,827)	(10,596,457)	(1,635,110)	(18,836,642)
Class C Shares
Shares sold	379,976	4,579,934	880,722	10,106,306
Reinvestment of distributions	—	—	208,762	2,498,879
Shares redeemed	(1,582,769)	(19,180,304)	(4,101,403)	(46,895,526)
	(1,202,793)	(14,600,370)	(3,011,919)	(34,290,341)
Institutional Shares
Shares sold	5,164,060	63,513,831	9,623,589	112,142,572
Reinvestment of distributions	115,325	1,441,874	671,458	8,060,859
Shares redeemed	(2,074,868)	(25,568,610)	(5,670,551)	(66,355,809)
	3,204,517	39,387,095	4,624,496	53,847,622
Service Shares
Shares sold	8,888	108,065	36,601	420,663
Reinvestment of distributions	98	1,224	1,644	19,727
Shares redeemed	(46,044)	(563,177)	(67,119)	(791,502)
	(37,058)	(453,888)	(28,874)	(351,112)
Class IR Shares
Shares sold	33,312	412,231	145,001	1,665,180
Reinvestment of distributions	720	8,936	4,828	57,830
Shares redeemed	(26,966)	(334,667)	(57,896)	(676,547)
	7,066	86,500	91,933	1,046,463
Class R Shares
Shares sold	28,562	345,645	74,403	856,575
Reinvestment of distributions	116	1,440	5,191	62,301
Shares redeemed	(78,033)	(949,624)	(168,870)	(1,955,849)
	(49,355)	(602,539)	(89,276)	(1,036,973)
NET DECREASE	(1,774,473)	$(21,396,345)	(9,086,542)	$(103,953,149)

(a)	Class B Shares convert into Class A Shares on or about the fifteenth day of the last month of the calendar quarter that is eight years after the initial purchase date of either the Portfolio or another Goldman Sachs Fund.

GOLDMAN SACHS FUND OF FUNDS PORTFOLIOS

Notes to Financial Statements (continued)

June 30, 2014 (Unaudited)

11. SUMMARY OF SHARE TRANSACTIONS (continued)

Share activity is as follows:

	Growth Strategy Portfolio

	For the Six Months Ended June 30, 2014 (Unaudited)		For the Fiscal Year Ended December 31, 2013

	Shares	Dollars	Shares	Dollars

Class A Shares
Shares sold	1,421,377	$18,522,616	2,452,805	$29,398,045
Reinvestment of distributions	—	—	402,616	5,177,549
Shares converted from Class B(a)	89,326	1,180,571	132,196	1,593,543
Shares redeemed	(3,164,544)	(41,238,414)	(8,829,785)	(105,421,465)
	(1,653,841)	(21,535,227)	(5,842,168)	(69,252,328)
Class B Shares
Shares sold	9,840	129,773	22,955	274,482
Reinvestment of distributions	—	—	16,991	220,167
Shares converted to Class A(a)	(88,895)	(1,180,571)	(131,906)	(1,593,543)
Shares redeemed	(809,067)	(10,677,370)	(1,384,669)	(16,663,976)
	(888,122)	(11,728,168)	(1,476,629)	(17,762,870)
Class C Shares
Shares sold	400,065	5,163,008	942,558	11,128,191
Reinvestment of distributions	—	—	91,594	1,174,236
Shares redeemed	(1,632,612)	(21,159,595)	(4,383,657)	(52,109,584)
	(1,232,547)	(15,996,587)	(3,349,505)	(39,807,157)
Institutional Shares
Shares sold	2,297,447	29,809,246	5,118,966	61,986,517
Reinvestment of distributions	—	—	334,288	4,295,597
Shares redeemed	(1,880,679)	(24,654,368)	(2,017,096)	(24,213,799)
	416,768	5,154,878	3,436,158	42,068,315
Service Shares
Shares sold	37,517	487,700	18,672	221,925
Reinvestment of distributions	—	—	1,178	15,095
Shares redeemed	(86,158)	(1,113,896)	(42,839)	(508,996)
	(48,641)	(626,196)	(22,989)	(271,976)
Class IR Shares
Shares sold	12,241	159,403	259,825	3,077,318
Reinvestment of distributions	—	—	4,519	57,342
Shares redeemed	(17,677)	(224,872)	(117,430)	(1,387,974)
	(5,436)	(65,469)	146,914	1,746,686
Class R Shares
Shares sold	27,510	344,053	68,109	788,092
Reinvestment of distributions	—	—	4,148	52,102
Shares redeemed	(69,323)	(871,671)	(190,585)	(2,258,270)
	(41,813)	(527,618)	(118,328)	(1,418,076)
NET DECREASE	(3,453,632)	$(45,324,387)	(7,226,547)	$(84,697,406)

(a)	Class B Shares convert into Class A Shares on or about the fifteenth day of the last month of the calendar quarter that is eight years after the initial purchase date of either the Portfolio or another Goldman Sachs Fund.

GOLDMAN SACHS FUND OF FUNDS PORTFOLIOS

11. SUMMARY OF SHARE TRANSACTIONS (continued)

Share activity is as follows:

	Satellite Strategies Portfolio

	For the Six Months Ended June 30, 2014 (Unaudited)		For the Fiscal Year Ended December 31, 2013

	Shares	Dollars	Shares	Dollars

Class A Shares
Shares sold	2,403,499	$19,944,657	10,114,051	$83,139,280
Shares issued in connection with merger	1,059,709	8,986,329	—	—
Reinvestment of distributions	292,026	2,468,776	957,227	7,766,772
Shares redeemed	(5,605,819)	(46,471,452)	(13,116,365)	(107,304,384)
	(1,850,585)	(15,071,690)	(2,045,087)	(16,398,332)
Class C Shares
Shares sold	814,395	6,721,967	3,146,500	25,790,317
Shares issued in connection with merger	1,042,640	8,779,032	—	—
Reinvestment of distributions	87,592	737,747	311,838	2,518,554
Shares redeemed	(2,367,614)	(19,525,824)	(4,851,296)	(39,236,231)
	(422,987)	(3,287,078)	(1,392,958)	(10,927,360)
Institutional Shares
Shares sold	9,733,700	80,393,472	39,431,233	325,184,736
Shares issued in connection with merger	666,837	5,648,133	—	—
Reinvestment of distributions	1,004,409	8,477,471	2,847,480	23,080,492
Shares redeemed	(14,377,059)	(118,562,233)	(35,399,930)	(289,272,901)
	(2,972,113)	(24,043,157)	6,878,783	58,992,327
Service Shares
Shares sold	218,768	1,784,409	578,143	4,704,161
Reinvestment of distributions	6,153	51,114	34,468	278,881
Shares redeemed	(1,534,554)	(12,682,424)	(1,634,928)	(13,223,642)
	(1,309,633)	(10,846,901)	(1,022,317)	(8,240,600)
Class IR Shares
Shares sold	2,627,158	21,784,368	5,749,744	47,309,945
Shares issued in connection with merger	337,317	2,857,060	—	—
Reinvestment of distributions	150,795	1,273,304	405,814	3,288,645
Shares redeemed	(1,938,537)	(15,916,912)	(3,967,127)	(32,333,708)
	1,176,733	9,997,820	2,188,431	18,264,882
Class R Shares
Shares sold	88,017	720,807	340,472	2,813,438
Shares issued in connection with merger	16,067	135,602	—	—
Reinvestment of distributions	4,955	41,759	14,632	118,127
Shares redeemed	(46,873)	(383,321)	(234,252)	(1,910,746)
	62,166	514,847	120,852	1,020,819
NET INCREASE (DECREASE)	(5,316,419)	$(42,736,159)	4,727,704	$42,711,736

GOLDMAN SACHS FUND OF FUNDS PORTFOLIOS

Portfolio Expenses — Six Month Period Ended June 30, 2014 (Unaudited)

As a shareholder of Class A, Class B, Class C, Institutional, Service, Class IR or Class R Shares of a Portfolio, you incur two types of costs: (1) transaction costs, including sales charges on purchase payments (with respect to Class A Shares), contingent deferred sales charges on redemptions (with respect to Class B and Class C Shares), and (2) ongoing costs, including management fees; distribution and service (12b-1) fees (with respect to Class A, Class B, Class C and Class R Shares); and other Portfolio expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in Class A, Class B, Class C, Institutional, Service, Class IR or Class R Shares of the Portfolios and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from January 1, 2014 through June 30, 2014.

Actual Expenses — The first line under each share class in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000=8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes — The second line under each share class in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolios’ actual net expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Portfolios’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolios and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges, redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Balanced Strategy Portfolio				Equity Growth Strategy Portfolio				Growth and Income Strategy Portfolio
Share Class	Beginning Account Value 1/1/14	Ending Account Value 6/30/14		Expenses Paid for the 6 months ended 6/30/14*	Beginning Account Value 1/1/14	Ending Account Value 6/30/14		Expenses Paid for the 6 months ended 6/30/14*	Beginning Account Value 1/1/14	Ending Account Value 6/30/14		Expenses Paid for the 6 months ended 6/30/14*
Class A
Actual	$1,000.00	$1,043.30		$3.04	$1,000.00	$1,062.30		$3.07	$1,000.00	$1,048.80		$3.05
Hypothetical 5% return	1,000.00	1,021.82	+	3.01	1,000.00	1,021.82	+	3.01	1,000.00	1,021.82	+	3.01
Class B
Actual	1,000.00	1,039.90		6.83	1,000.00	1,058.90		6.89	1,000.00	1,044.90		6.84
Hypothetical 5% return	1,000.00	1,018.10	+	6.76	1,000.00	1,018.10	+	6.76	1,000.00	1,018.10	+	6.76
Class C
Actual	1,000.00	1,039.30		6.83	1,000.00	1,057.70		6.89	1,000.00	1,044.20		6.84
Hypothetical 5% return	1,000.00	1,018.10	+	6.76	1,000.00	1,018.10	+	6.76	1,000.00	1,018.10	+	6.76
Institutional
Actual	1,000.00	1,046.20		1.01	1,000.00	1,064.50		1.02	1,000.00	1,050.70		1.02
Hypothetical 5% return	1,000.00	1,023.80	+	1.00	1,000.00	1,023.80	+	1.00	1,000.00	1,023.80	+	1.00
Service
Actual	1,000.00	1,043.60		3.55	1,000.00	1,061.90		3.58	1,000.00	1,048.30		3.56
Hypothetical 5% return	1,000.00	1,021.32	+	3.51	1,000.00	1,021.32	+	3.51	1,000.00	1,021.32	+	3.51
Class IR
Actual	1,000.00	1,044.70		1.77	1,000.00	1,063.10		1.79	1,000.00	1,049.50		1.78
Hypothetical 5% return	1,000.00	1,023.06	+	1.76	1,000.00	1,023.06	+	1.76	1,000.00	1,023.06	+	1.76
Class R
Actual	1,000.00	1,043.10		4.31	1,000.00	1,061.40		4.34	1,000.00	1,047.70		4.32
Hypothetical 5% return	1,000.00	1,020.58	+	4.26	1,000.00	1,020.58	+	4.26	1,000.00	1,020.58	+	4.26

GOLDMAN SACHS FUND OF FUNDS PORTFOLIOS

Portfolio Expenses — Six Month Period Ended June 30, 2014 (Unaudited) (continued)

	Growth Strategy Portfolio				Satellite Strategies Portfolio
Share Class	Beginning Account Value 1/1/14	Ending Account Value 6/30/14		Expenses Paid for the 6 months ended 6/30/14*	Beginning Account Value 1/1/14	Ending Account Value 6/30/14		Expenses Paid for the 6 months ended 6/30/14*
Class A
Actual	$1,000.00	$1,053.50		$3.05	$1,000.00	$1,067.40		$2.97
Hypothetical 5% return	1,000.00	1,021.82	+	3.01	1,000.00	1,021.92	+	2.91
Class B
Actual	1,000.00	1,050.00		6.86	N/A	N/A		N/A
Hypothetical 5% return	1,000.00	1,018.10	+	6.76	N/A	N/A		N/A
Class C
Actual	1,000.00	1,049.80		6.86	1,000.00	1,062.60		6.80
Hypothetical 5% return	1,000.00	1,018.10	+	6.76	1,000.00	1,018.20	+	6.66
Institutional
Actual	1,000.00	1,055.90		1.02	1,000.00	1,069.60		0.92
Hypothetical 5% return	1,000.00	1,023.80	+	1.00	1,000.00	1,023.90	+	0.90
Service
Actual	1,000.00	1,053.70		3.56	1,000.00	1,067.10		3.49
Hypothetical 5% return	1,000.00	1,021.32	+	3.51	1,000.00	1,021.42	+	3.41
Class IR
Actual	1,000.00	1,055.00		1.78	1,000.00	1,067.60		1.69
Hypothetical 5% return	1,000.00	1,023.06	+	1.76	1,000.00	1,023.16	+	1.66
Class R
Actual	1,000.00	1,052.40		4.33	1,000.00	1,065.20		4.25
Hypothetical 5% return	1,000.00	1,020.58	+	4.26	1,000.00	1,020.68	+	4.16

*	Expenses for each share class are calculated using each Portfolio’s annualized net expense ratio for each class, which represents the ongoing expenses as a percentage of net assets for the six months ended June 30, 2014. Expenses are calculated by multiplying the annualized net expense ratio by the average account value for the period; then multiplying the result by the number of days in the most recent fiscal half year; and then dividing that result by the number of days in the fiscal year. The annualized net expense ratios for the period were as follows:

Portfolio	Class A	Class B	Class C	Institutional	Service	Class IR	Class R
Balanced Strategy	0.60%	1.35%	1.35%	0.20%	0.70%	0.35%	0.85%
Equity Growth Strategy	0.60	1.35	1.35	0.20	0.70	0.35	0.85
Growth and Income Strategy	0.60	1.35	1.35	0.20	0.70	0.35	0.85
Growth Strategy	0.60	1.35	1.35	0.20	0.70	0.35	0.85
Satellite Strategies	0.58	N/A	1.33	0.18	0.68	0.33	0.83

+	Hypothetical expenses are based on each Portfolio’s actual annualized net expense ratios and an assumed rate of return of 5% per year before expenses.

GOLDMAN SACHS FUND OF FUNDS PORTFOLIOS

Statement Regarding Basis for Approval of Management Agreement (Unaudited)

Background

The Goldman Sachs Balanced Strategy Portfolio, Goldman Sachs Equity Growth Strategy Portfolio, Goldman Sachs Growth and Income Strategy Portfolio, Goldman Sachs Growth Strategy Portfolio, and Goldman Sachs Satellite Strategies Portfolio (the “Portfolios”) are investment portfolios of Goldman Sachs Trust (the “Trust”). The Board of Trustees oversees the management of the Trust and reviews the investment performance and expenses of the Portfolios at regularly scheduled meetings held during the year. In addition, the Board of Trustees determines annually whether to approve the continuance of the Trust’s investment management agreement (the “Management Agreement”) with Goldman Sachs Asset Management, L.P. (the “Investment Adviser”) on behalf of the Portfolios.

The Management Agreement was most recently approved for continuation until June 30, 2015 by the Board of Trustees, including those Trustees who are not parties to the Management Agreement or “interested persons” (as defined in the Investment Company Act of 1940, as amended) of any party thereto (the “Independent Trustees”), at a meeting held on June 11-12, 2014 (the “Annual Meeting”).

The review process undertaken by the Trustees spans the course of the year and culminates with the Annual Meeting. To assist the Trustees in their deliberations, the Trustees have established a Contract Review Committee (the “Committee”), comprised of the Independent Trustees. The Committee held four meetings over the course of the year since the Management Agreement was last approved. At those Committee meetings, regularly scheduled Board or other committee meetings and/or the Annual Meeting, the Board, or the Independent Trustees, as applicable, considered matters relating to the Management Agreement, including:

(a)	the nature and quality of the advisory, administrative and other services provided to the Portfolios and the underlying funds in which they invest (the “Underlying Funds”) by the Investment Adviser and its affiliates, including information about:
(i)	the structure, staff and capabilities of the Investment Adviser and its portfolio management teams;
(ii)	the groups within the Investment Adviser and its affiliates that support the portfolio management teams or provide other types of necessary services, including fund services groups (e.g., accounting and financial reporting, tax, shareholder services and operations), controls and risk management groups (e.g., legal, compliance, valuation oversight, credit risk management, internal audit, compliance testing, market risk analysis, finance and strategy and central funding), sales and distribution support groups and others (e.g., information technology and training);
(iii)	trends in headcount;
(iv)	the Investment Adviser’s financial resources and ability to hire and retain talented personnel and strengthen its operations; and
(v)	the parent company’s support of the Investment Adviser and its mutual fund business, as expressed by the firm’s senior management;
(b)	information on the investment performance of the Portfolios and Underlying Funds, including comparisons to the performance of similar mutual funds, as provided by a third party mutual fund data provider engaged as part of the contract review process (the “Outside Data Provider”), and benchmark performance indices, and general investment outlooks in the markets in which the Portfolios and Underlying Funds invest;
(c)	the terms of the Management Agreement and agreements with affiliated service providers entered into by the Trust on behalf of the Portfolios;
(d)	expense information for the Portfolios, including:
(i)	the relative management fee and expense levels of each Portfolio as compared to those of comparable funds managed by other advisers, as provided by the Outside Data Provider; and
(ii)	each Portfolio’s expense trends over time;
(e)	with respect to the extensive investment performance and expense comparison data provided by the Outside Data Provider, its processes in producing that data for the Portfolios;
(f)	the undertakings of the Investment Adviser to limit certain expenses of the Portfolios and the Underlying Funds that exceed specified levels;
(g)	information relating to the profitability of the Management Agreement and the transfer agency and distribution and service arrangements of each Portfolio and the Trust as a whole to the Investment Adviser and its affiliates;
(h)	whether each Portfolio’s existing management fee schedule adequately addressed any economies of scale;
(i)	a summary of the “fall-out” benefits derived by the Investment Adviser and its affiliates from their relationships with the Portfolios and/or the Underlying Funds, including the fees received by the Investment Adviser’s affiliates from the Portfolios and/or the Underlying Funds for transfer agency, securities lending, portfolio trading, distribution and other services;

GOLDMAN SACHS FUND OF FUNDS PORTFOLIOS

Statement Regarding Basis for Approval of Management Agreement (Unaudited) (continued)

(j)	a summary of potential benefits derived by the Portfolios and/or the Underlying Funds as a result of their relationship with the Investment Adviser;
(k)	with respect to the applicable Underlying Funds, information regarding commissions paid by the Underlying Equity Funds and broker oversight, an update on the Investment Adviser’s soft dollars practices, other information regarding portfolio trading and how the Investment Adviser carries out its duty to seek best execution;
(l)	portfolio manager ownership of Portfolio shares; the manner in which portfolio manager compensation is determined; and the number and types of accounts managed by the portfolio managers;
(m)	the nature and quality of the services provided to the Portfolios and the Underlying Funds by their unaffiliated service providers, and the Investment Adviser’s general oversight and evaluation (including reports on due diligence) of those service providers as part of the administration services provided under the Management Agreement; and
(n)	the Investment Adviser’s processes and policies addressing various types of potential conflicts of interest; its approach to risk management; the annual review of the effectiveness of the Portfolios’ compliance program; and periodic compliance reports.

The Trustees also received an overview of the Portfolios’ distribution arrangements. They received information regarding the Portfolios’ assets, share purchase and redemption activity and the payment of Rule 12b-1 distribution and service fees by the Portfolios and the payment of non-Rule 12b-1 shareholder service and/or administration fees by the Portfolios’ Service Shares. Information was also provided to the Trustees relating to revenue sharing payments made by and services provided by the Investment Adviser and its affiliates to intermediaries that promote the sale, distribution and/or servicing of Portfolio shares.

The presentations made at the Board and Committee meetings and at the Annual Meeting encompassed the Portfolios and other mutual fund portfolios for which the Board of Trustees has responsibility. In evaluating the Management Agreement at the Annual Meeting, the Trustees relied upon their knowledge, resulting from their meetings and other interactions throughout the year, of the Investment Adviser, its affiliates, their services and the Portfolios. In conjunction with these meetings, the Trustees received written materials and oral presentations on the topics covered, and were advised by their independent legal counsel regarding their responsibilities and other regulatory requirements related to the approval and continuation of mutual fund investment management agreements under applicable law. In addition, the Investment Adviser and its affiliates provided the Independent Trustees with a written response to a formal request for information sent on behalf of the Independent Trustees by their independent legal counsel. During the course of their deliberations, the Independent Trustees met in executive sessions with their independent legal counsel, without representatives of the Investment Adviser or its affiliates present. The Independent Trustees also discussed the broad range of other investment choices that are available to Portfolio investors, including the availability of comparable funds managed by other advisers.

Nature, Extent and Quality of the Services Provided Under the Management Agreement

As part of their review, the Trustees considered the nature, extent and quality of the services provided by the Investment Adviser. In this regard, the Trustees considered both the investment advisory services and non-advisory services that are provided to the Portfolios and the Underlying Funds by the Investment Adviser and its affiliates. The Trustees noted the transition in the leadership and changes in personnel of various of the Investment Adviser’s portfolio management teams that had occurred in recent periods, and the ongoing recruitment efforts aimed at bringing high quality investment talent to the Investment Adviser. They also noted the Investment Adviser’s commitment to maintaining high quality systems. The Trustees concluded that the Investment Adviser continued to commit substantial financial and operational resources to the Portfolios and expressed confidence that the Investment Adviser would continue to do so in the future. The Trustees also recognized that the Investment Adviser had made significant commitments to address regulatory compliance requirements applicable to the Portfolios, the Underlying Funds, and the Investment Adviser.

Investment Performance

The Trustees also considered the investment performance of the Portfolios and the Underlying Funds. In this regard, they compared the investment performance of each Portfolio to its peers using rankings and ratings compiled by the Outside Data Provider as of December 31, 2013, and updated performance information prepared by the Investment Adviser using the peer groups identified by the Outside Data Provider as of March 31, 2014. The information on each Portfolio’s investment performance was provided for the one-, three-, five- and ten-year periods ending on the applicable dates, to the extent that each Portfolio had been in existence for those periods. The Trustees also reviewed each Portfolio’s investment performance over time (including on a year-by-year basis) relative to its performance benchmark. As part of this review, they considered the investment performance trends of the Portfolios over time, and reviewed the investment performance of each Portfolio in light of its investment objective and policies and market conditions.

GOLDMAN SACHS FUND OF FUNDS PORTFOLIOS

Statement Regarding Basis for Approval of Management Agreement (Unaudited) (continued)

In addition, the Trustees considered materials prepared and presentations made by the Investment Adviser’s senior management and portfolio management personnel, in which Portfolio performance was assessed. The Trustees also considered the Investment Adviser’s periodic reports with respect to the Portfolios’ risk profiles, and how the Investment Adviser’s approach to risk monitoring and management influences portfolio management. They noted the efforts of the Portfolios’ portfolio management team to enhance the investment models used in managing the Portfolios.

The Trustees observed that the Balanced Strategy Portfolio’s Class A Shares had placed in the third quartile of the Portfolio’s peer group for the one- and three-year periods and in the fourth quartile for the five- and ten-year periods, and had underperformed the Portfolio’s benchmark index for the one-, three-, five-, and ten-year periods ended March 31, 2014. The Trustees further observed that the Equity Growth Strategy Portfolio’s Class A Shares had placed in the third quartile of the Portfolio’s peer group for the one-, three-, five-, and ten-year periods, and had outperformed the Portfolio’s benchmark index for the one- and three-year periods and underperformed for the five- and ten-year periods ended March 31, 2014. They noted that the Growth and Income Strategy Portfolio’s Class A Shares had placed in the second quartile of the Portfolio’s peer group for the one-year period, in the third quartile for the three- and five-year periods, and in the fourth quartile for the ten-year period, and had outperformed the Portfolio’s benchmark index for the five-year period and underperformed for the one-, three-, and ten-year periods ended March 31, 2014. They observed that the Growth Strategy Portfolio’s Class A Shares had placed in the top half of the Portfolio’s peer group for the one-, three- and five-year periods and in the third quartile for the ten-year period, and had outperformed the Portfolio’s benchmark index for the one- and five-year periods and underperformed for the three- and ten- year periods ended March 31, 2014. They noted that the Satellite Strategies Portfolio’s Class A Shares had placed in the second quartile of the Portfolio’s peer group for the five-year period and in the fourth quartile for the one- and three-year periods, and had outperformed the Portfolio’s benchmark index for the five-year period and underperformed for the one- and three-year periods ended March 31, 2014. The Trustees noted that the Portfolios had certain significant differences from their peer groups and benchmark indices that caused the peer groups and benchmark indices to be imperfect bases for performance comparison.

Costs of Services Provided and Competitive Information

The Trustees considered the contractual terms of the Management Agreement and the fee rates payable by each Portfolio thereunder. In this regard, the Trustees considered information on the services rendered by the Investment Adviser to the Portfolios, which included both advisory and administrative services that were directed to the needs and operations of the Portfolios as registered mutual funds.

In particular, the Trustees reviewed analyses prepared by the Outside Data Provider regarding the expense rankings of the Portfolios. The analyses provided a comparison of the Portfolios’ management fees to those of relevant peer groups and category universes; an expense analysis which compared each Portfolio’s overall net and gross expenses to a peer group and a category universe; and a five-year history comparing each Portfolio’s net expenses to the peer and category medians. The analyses also compared each Portfolio’s transfer agency, custody, and distribution fees, other expenses and fee waivers/reimbursements to those of the peer group and category medians. The Trustees concluded that the comparisons provided by the Outside Data Provider were useful in evaluating the reasonableness of the management fees and total expenses paid by the Portfolios.

In addition, the Trustees considered the Investment Adviser’s undertakings to limit certain expenses of the Portfolios and the Underlying Funds that exceed specified levels, and to waive a portion of its management fee with respect to certain Underlying Funds. They also noted that the Investment Adviser did not manage institutional accounts or collective investment vehicles having investment objectives and policies similar to those of the Portfolios, and therefore this type of fee comparison was not possible.

In addition, the Trustees noted that shareholders are able to redeem their Portfolio shares at any time if shareholders believe that the Portfolio fees and expenses are too high or if they are dissatisfied with the performance of the Portfolio.

Profitability

The Trustees reviewed the Investment Adviser’s revenues and pre-tax profit margins with respect to the Trust and each of the Portfolios. In this regard the Trustees noted that they had received, among other things, profitability analyses and summaries, revenue and expense schedules by Portfolio and by function (i.e., investment management, transfer agency and distribution and service) and information on the Investment Adviser’s expense allocation methodology. They observed that the profitability and expense figures are substantially similar to those used by the Investment Adviser for many internal purposes, including compensation decisions among various business groups, and are thus subject to a vigorous internal debate about how certain revenue and expenses should be allocated. The Trustees also noted that the internal audit group within the Goldman Sachs organization had audited the expense allocation methodology and was satisfied with the reasonableness, consistency, and accuracy of the Investment Adviser’s expense allocation methodology and profitability analysis calculations. Profitability data for the Trust and each Portfolio were provided for 2013 and 2012, and the Trustees considered this information in relation to the Investment

GOLDMAN SACHS FUND OF FUNDS PORTFOLIOS

Statement Regarding Basis for Approval of Management Agreement (Unaudited) (continued)

Adviser’s overall profitability. The Trustees considered the Investment Adviser’s revenues and pre-tax profit margins both in absolute terms and in comparison to information on the reported pre-tax profit margins earned by certain other asset management firms.

Economies of Scale

The Trustees considered the information that had been provided regarding the Investment Adviser’s profitability. The Trustees noted that, although the Portfolios themselves do not have breakpoints in their management fee schedules, any benefits of the breakpoints in the management fee schedules of certain Underlying Funds, when reached, would pass through to the shareholders in the Portfolios at the specified asset levels. The Trustees considered the amounts of assets in the Portfolios; the Portfolios’ recent purchase and redemption activity; the information provided by the Investment Adviser relating to the costs of the services provided by the Investment Adviser and its affiliates and the profits realized by them; information comparing the fee rates charged by the Investment Adviser with fee rates charged to other funds in the peer groups; and the Investment Adviser’s undertakings to limit certain expenses of the Portfolios and Underlying Funds that exceed specified levels. They also considered the services provided to the Portfolios under the Management Agreement and the fees and expenses borne by the Underlying Funds, and determined that the management fees payable by the Portfolios were not duplicative of the management fees paid at the Underlying Fund level.

Other Benefits to the Investment Adviser and Its Affiliates

The Trustees also considered the other benefits derived by the Investment Adviser and its affiliates from their relationships with the Portfolios and/or the Underlying Funds as stated above, including: (a) transfer agency fees received by Goldman, Sachs & Co. (“Goldman Sachs”); (b) brokerage and futures commissions earned by Goldman Sachs for executing securities and futures transactions on behalf of certain Underlying Funds; (c) research received by the Investment Adviser from broker-dealers in exchange for executing certain transactions on behalf of certain Underlying Funds; (d) trading efficiencies resulting from aggregation of orders of the Underlying Funds with those for other funds or accounts managed by the Investment Adviser; (e) fees earned by Goldman Sachs Agency Lending (“GSAL”), an affiliate of the Investment Adviser, as securities lending agent for certain Underlying Funds (and fees earned by the Investment Adviser for managing the portfolio in which those Underlying Funds’ cash collateral is invested); (f) the Investment Adviser’s ability to leverage the infrastructure designed to service the Portfolios on behalf of its other clients; (g) the Investment Adviser’s ability to cross-market other products and services to Portfolio shareholders; (h) Goldman Sachs’ retention of certain fees as Portfolio Distributor; (i) the Investment Adviser’s ability to negotiate better pricing with custodians on behalf of its other clients, as a result of the relationship with the Portfolios and Underlying Funds; and (j) the possibility that the working relationship between the Investment Adviser and the Portfolios’ and Underlying Funds’ third party service providers may cause those service providers to be more likely to do business with other areas of Goldman Sachs. In the course of considering the foregoing, the Independent Trustees requested and received further information quantifying certain of these fall-out benefits. They also considered the benefits to GSAL and the Investment Adviser from the securities lending program and observed that, although the benefits to GSAL and the Investment Adviser were meaningful, the benefits to certain Underlying Funds from their participation in the program were greater, as measured by the revenue they received in connection with the program.

Other Benefits to the Portfolios and Their Shareholders

The Trustees also noted that the Portfolios and/or the Underlying Funds receive certain potential benefits as a result of their relationship with the Investment Adviser, including: (a) trading efficiencies resulting from aggregation of orders of the Underlying Funds with those of other funds or accounts managed by the Investment Adviser; (b) enhanced servicing from vendors because of the volume of business generated by the Investment Adviser and its affiliates; (c) with respect to the Underlying Funds, enhanced servicing from broker-dealers because of the volume of business generated by the Investment Adviser and its affiliates; (d) with respect to certain Underlying Funds, the Investment Adviser’s ability to negotiate favorable terms with derivatives counterparties as a result of the size and reputation of the Goldman Sachs organization; (e) the Investment Adviser’s knowledge and experience gained from managing other accounts and products; (f) the Investment Adviser’s ability to hire and retain qualified personnel to provide services to the Portfolios and the Underlying Funds because of the reputation of the Goldman Sachs organization; (g) the Portfolios’ and Underlying Funds’ access, through the Investment Adviser, to certain firmwide resources (e.g., proprietary risk management systems and databases), subject to certain restrictions; and (h) the Portfolios’ access to certain affiliated distribution channels. In addition, the Trustees noted the competitive nature of the mutual fund marketplace, and considered that many of the Portfolios’ shareholders invested in the Portfolios in part because of the Portfolios’ relationship with the Investment Adviser and that those shareholders have a general expectation that the relationship will continue.

GOLDMAN SACHS FUND OF FUNDS PORTFOLIOS

Statement Regarding Basis for Approval of Management Agreement (Unaudited) (continued)

Conclusion

In connection with their consideration of the Management Agreement, the Trustees gave weight to each of the factors described above, but did not identify any particular factor as controlling their decision. After deliberation and consideration of all of the information provided, including the factors described above, the Trustees concluded, in the exercise of their business judgment, that the management fees paid by each of the Portfolios were reasonable in light of the services provided to it by the Investment Adviser, the Investment Adviser’s costs and each Portfolio’s current and reasonably foreseeable asset levels. The Trustees unanimously concluded that the Investment Adviser’s continued management likely would benefit each Portfolio and its shareholders and that the Management Agreement should be approved and continued with respect to each Portfolio until June 30, 2015.

FUNDS PROFILE

Goldman Sachs Funds

Goldman Sachs is a premier financial services firm, known since 1869 for creating thoughtful and customized investment solutions in complex global markets.

Today, the Investment Management Division of Goldman Sachs serves a diverse set of clients worldwide, including private institutions, public entities and individuals. With approximately $992.3 billion in assets under supervision as of June 30, 2014, Goldman Sachs Asset Management (“GSAM”) has portfolio management teams located around the world and our investment professionals bring firsthand knowledge of local markets to every investment decision. Assets under supervision includes assets under management and other client assets for which Goldman Sachs does not have full discretion. GSAM leverages the resources of Goldman, Sachs & Co. subject to legal, internal and regulatory restrictions.

OVERVIEW OF GOLDMAN SACHS FUNDS*

Money Market1

Financial Square FundsSM

■	Financial Square Tax-Exempt Funds
■	Financial Square Federal Fund
■	Financial Square Government Fund
■	Financial Square Money Market Fund
■	Financial Square Prime Obligations Fund
■	Financial Square Treasury Instruments Fund
■	Financial Square Treasury Obligations Fund

Fixed Income

Short Duration and Government

■	Enhanced Income Fund
■	High Quality Floating Rate Fund
■	Limited Maturity Obligations Fund
■	Short Duration Government Fund
■	Short Duration Income Fund
■	Government Income Fund
■	Inflation Protected Securities Fund

Multi-Sector

■	Core Fixed Income Fund
■	Core Plus Fixed Income Fund
■	Global Income Fund
■	Strategic Income Fund
■	World Bond Fund

Municipal and Tax-Free

■	High Yield Municipal Fund
■	Municipal Income Fund
■	Short Duration Tax-Free Fund

Single Sector

■	Investment Grade Credit Fund
■	U.S. Mortgages Fund
■	High Yield Fund
■	High Yield Floating Rate Fund
■	Emerging Markets Debt Fund
■	Local Emerging Markets Debt Fund
■	Dynamic Emerging Markets Debt Fund

Corporate Credit

■	Long Short Credit Strategies Fund[2]

Fundamental Equity

■	Growth and Income Fund
■	Small Cap Value Fund
■	Small/Mid Cap Value Fund
■	Mid Cap Value Fund
■	Large Cap Value Fund
■	Capital Growth Fund
■	Strategic Growth Fund
■	Focused Growth Fund
■	Small/Mid Cap Growth Fund
■	Flexible Cap Growth Fund
■	Concentrated Growth Fund
■	Technology Tollkeeper Fund
■	Growth Opportunities Fund
■	Rising Dividend Growth Fund
■	U.S. Equity Fund
■	Income Builder Fund

Tax-Advantaged Equity

■	U.S. Tax-Managed Equity Fund[3]
■	International Tax-Managed Equity Fund[3]
■	U.S. Equity Dividend and Premium Fund International Equity Dividend and Premium Fund

Equity Insights

■	Small Cap Equity Insights Fund
■	U.S. Equity Insights Fund
■	Small Cap Growth Insights Fund
■	Large Cap Growth Insights Fund
■	Large Cap Value Insights Fund
■	Small Cap Value Insights Fund
■	International Small Cap Insights Fund
■	International Equity Insights Fund
■	Emerging Markets Equity Insights Fund

Fundamental Equity

International

■	Strategic International Equity Fund
■	Focused International Equity Fund[4]
■	International Small Cap Fund
■	Asia Equity Fund
■	Emerging Markets Equity Fund
■	BRIC Fund (Brazil, Russia, India, China)
■	N-11 Equity Fund

Select Satellite5

■	Real Estate Securities Fund
■	International Real Estate Securities Fund
■	Commodity Strategy Fund
■	Dynamic Commodity Strategy Fund
■	Dynamic Allocation Fund
■	Absolute Return Tracker Fund
■	Managed Futures Strategy Fund
■	MLP Energy Infrastructure Fund
■	Multi-Manager Alternatives Fund
■	Multi-Asset Real Return Fund
■	Retirement Portfolio Completion Fund
■	Fixed Income Macro Strategies Fund

Total Portfolio Solutions5

■	Balanced Strategy Portfolio
■	Growth and Income Strategy Portfolio
■	Growth Strategy Portfolio
■	Equity Growth Strategy Portfolio
■	Satellite Strategies Portfolio
■	Enhanced Dividend Global Equity Portfolio
■	Tax Advantaged Global Equity Portfolio

[1]	An investment in a money market fund is neither insured nor guaranteed by the Federal Deposit Insurance Corporation (“FDIC”) or any other government agency. Although the Funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Funds.
[2]	Effective at the close of business on March 21, 2014, the Goldman Sachs Credit Strategies Fund was reorganized with and into the Goldman Sachs Long Short Credit Strategies Fund.
[3]	Effective on April 30, 2014, the Goldman Sachs Structured Tax-Managed Equity and Structured International Tax-Managed Equity Funds were renamed the Goldman Sachs U.S. Tax-Managed Equity and International Tax-Managed Equity Funds, respectively.
[4]	Effective at the close of business on February 28, 2014, the Goldman Sachs Concentrated International Equity Fund was renamed the Goldman Sachs Focused International Equity Fund.
[5]	Individual funds within the Total Portfolio Solutions and Select Satellite categories will have various placement on the risk/return spectrum and may have greater or lesser risk than that indicated by the placement of the general Total Portfolio Solutions or Select Satellite category.

Financial Square FundsSM is a registered service mark of Goldman, Sachs & Co.

This list covers open-end funds only. Please visit our website at www.GSAMFUNDS.com to learn about our closed-end fund.

TRUSTEES Ashok N. Bakhru, Chairman John P. Coblentz, Jr. Diana M. Daniels Joseph P. LoRusso Herbert J. Markley James A. McNamara Jessica Palmer Alan A. Shuch Richard P. Strubel Roy W. Templin	OFFICERS James A. McNamara, President Scott M. McHugh, Principal Financial Officer and Treasurer Caroline Kraus, Secretary

GOLDMAN, SACHS & CO. Distributor and Transfer Agent	GOLDMAN SACHS ASSET MANAGEMENT, L.P. Investment Adviser

Visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns.

Goldman Sachs Asset Management, L.P. 200 West Street, New York, New York 10282

The portfolio risk management process includes an effort to monitor and manage risk, but does not imply low risk.

The reports concerning the Portfolios included in this shareholder report may contain certain forward-looking statements about the factors that may affect the performance of the Portfolios in the future. These statements are based on Portfolio management’s predictions and expectations concerning certain future events and their expected impact on the Portfolios, such as performance of the economy as a whole and of specific industry sectors, changes in the levels of interest rates, the impact of developing world events, and other factors that may influence the future performance of the Portfolios. Management believes these forward-looking statements to be reasonable, although they are inherently uncertain and difficult to predict. Actual events may cause adjustments in portfolio management strategies from those currently expected to be employed.

Views and opinions expressed are for informational purposes only and do not constitute a recommendation by GSAM to buy, sell, or hold any security. Views and opinions are current as of the date of this presentation and may be subject to change, they should not be construed as investment advice.

A description of the policies and procedures that the Portfolios use to determine how to vote proxies relating to portfolio securities and information regarding how a Portfolio voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available (i) without charge, upon request by calling 1-800-526-7384 (for Retail Shareholders) or 1-800-621-2550 (for Institutional Shareholders); and (ii) on the Securities and Exchange Commission (“SEC”) web site at http://www.sec.gov.

The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s web site at http://www.sec.gov within 60 days after the Funds’ first and third fiscal quarters. When available, the Funds’ Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. and information on the operation of the Public Reference Room may also be obtained by calling 1-800-SEC-0330. Forms N-Q may be obtained upon request and without charge by calling 1-800-526-7384 (for Retail Shareholders) or 1-800-621-2550 (for Institutional Shareholders).

Fund holdings and allocations shown are as of June 30, 2014 and may not be representative of future investments. Fund holdings should not be relied on in making investment decisions and should not be construed as research or investment advice regarding particular securities. Current and future holdings are subject to risk.

References to indices, benchmarks or other measures of relative market performance over a specified period of time are provided for your information only and do not imply that the portfolio will achieve similar results. The index composition may not reflect the manner in which a portfolio is constructed. While an adviser seeks to design a portfolio which reflects appropriate risk and return features, portfolio characteristics may deviate from those of the benchmark.

This material is not authorized for distribution to prospective investors unless preceded or accompanied by a current Prospectus or summary prospectus, if applicable. Investors should consider a Fund’s objective, risks, and charges and expenses, and read the summary prospectus, if available, and/or the Prospectus carefully before investing or sending money. The summary prospectus, if available, and the Prospectus contain this and other information about a Fund and may be obtained from your Authorized Institution or from Goldman, Sachs & Co. by calling (retail – 1-800-526-7384) (institutional – 1-800-621-2550).

© 2014 Goldman Sachs. All rights reserved. 136830.MF.MED.TMPL/8/2014/ FFSAR-14/89.2K

ITEM 2.	CODE OF ETHICS.

The information required by this Item is only required in an annual report on this Form N-CSR.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The information required by this Item is only required in an annual report on this Form N-CSR.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

The information required by this Item is only required in an annual report on this Form N-CSR.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6.	SCHEDULE OF INVESTMENTS.

Schedule of Investments is included as part of the Report to Stockholders filed under Item 1.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)	The registrant’s principal executive and principal financial officers, or persons performing similar functions have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing of this report that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934, as amended.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

(a)(1)	The information required by this Item is only required in connection with an annual report on this Form N-CSR.

(a)(2)	Exhibit 99.CERT	Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 filed herewith.

(b)	Exhibit 99.906CERT	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Goldman Sachs Trust

By:	/s/ James A. McNamara

James A. McNamara
President/Principal Executive Officer
Goldman Sachs Trust

Date:	September 3, 2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ James A. McNamara

James A. McNamara
President/Principal Executive Officer
Goldman Sachs Trust

Date:	September 3, 2014

By:	/s/ Scott McHugh

Scott McHugh
Principal Financial Officer
Goldman Sachs Trust

Date:	September 3, 2014